                                                                    EXHIBIT 4.3



                              AMENDED AND RESTATED


                              DECLARATION OF TRUST


                                       OF


                       NORTHWESTERN CAPITAL FINANCING III





                                JANUARY 31, 2002

                               TABLE OF CONTENTS

                                                                                                       PAGE
                                                                                                       ----
ARTICLE I INTERPRETATION AND DEFINITIONS.................................................................1

         SECTION 1.1   Definitions.......................................................................1

ARTICLE II TRUST INDENTURE ACT...........................................................................7

         SECTION 2.1   Trust Indenture Act; Application..................................................7

         SECTION 2.2   Lists of Holders of Securities....................................................7

         SECTION 2.3   Reports by the Property Trustee...................................................8

         SECTION 2.4   Periodic Reports to Property Trustee..............................................8

         SECTION 2.5   Evidence of Compliance with Conditions Precedent..................................8

         SECTION 2.6   Events of Default; Waiver.........................................................8

         SECTION 2.7   Event of Default; Notice.........................................................10

ARTICLE III ORGANIZATION................................................................................10

         SECTION 3.1   Name.............................................................................10

         SECTION 3.2   Office...........................................................................10

         SECTION 3.3   Purpose..........................................................................11

         SECTION 3.4   Authority........................................................................11

         SECTION 3.5   Title to Property of the Trust...................................................11

         SECTION 3.6   Powers and Duties of the Regular Trustees........................................11

         SECTION 3.7   Prohibition of Actions by the Trust and the Trustees.............................14

                               TABLE OF CONTENTS
                                  (continued)

                                                                                                       PAGE
                                                                                                       ----
         SECTION 3.8   Powers and Duties of the Property Trustee........................................14

         SECTION 3.9   Certain Duties and Responsibilities of the Property Trustee......................16

         SECTION 3.10  Certain Rights of Property Trustee...............................................18

         SECTION 3.11  Delaware Trustee.................................................................20

         SECTION 3.12  Execution of Documents...........................................................20

         SECTION 3.13  Not Responsible for Recitals or Issuance of Securities...........................20

         SECTION 3.14  Duration of Trust................................................................20

         SECTION 3.15  Mergers..........................................................................20

ARTICLE IV SPONSOR......................................................................................22

         SECTION 4.1   Sponsor's Purchase of Common Securities..........................................22

         SECTION 4.2   Responsibilities of the Sponsor..................................................22

         SECTION 4.3   Expenses.........................................................................23

ARTICLE V TRUSTEES......................................................................................23

         SECTION 5.1    Number of Trustees..............................................................23

         SECTION 5.2    Delaware Trustee; Eligibility...................................................23

         SECTION 5.3    Property Trustee; Eligibility...................................................24

         SECTION 5.4    Qualifications of Regular Trustees and Delaware Trustee Generally...............25


                               TABLE OF CONTENTS
                                  (continued)

                                                                                                       PAGE
                                                                                                       ----
         SECTION 5.5    Initial Trustees................................................................25

         SECTION 5.6    Appointment, Removal and Resignation of Trustees................................25

         SECTION 5.7    Vacancies among Trustees........................................................27

         SECTION 5.8    Effect of Vacancies.............................................................27

         SECTION 5.9    Meetings........................................................................27

         SECTION 5.10   Delegation of Power.............................................................28

ARTICLE VI DISTRIBUTIONS................................................................................28

         SECTION 6.1    Distributions...................................................................28

ARTICLE VII ISSUANCE OF SECURITIES......................................................................28

         SECTION 7.1    General Provisions Regarding Securities.........................................28

         SECTION 7.2    Authentication..................................................................29

         SECTION 7.3    Rights of Holders...............................................................29

         SECTION 7.4    Subordination of Common Securities..............................................30

ARTICLE VIII TERMINATION OF TRUST.......................................................................30

         SECTION 8.1    Termination of Trust............................................................30

ARTICLE IX TRANSFER OF INTERESTS........................................................................31

         SECTION 9.1    Transfer of Securities..........................................................31

         SECTION 9.2    Transfer of Certificates........................................................32

                               TABLE OF CONTENTS
                                  (continued)

                                                                                                       PAGE
                                                                                                       ----

         SECTION 9.3    Deemed Security Holders.........................................................32

         SECTION 9.4    Book Entry Interests............................................................32

         SECTION 9.5    Notices to Clearing Agency......................................................33

         SECTION 9.6    Appointment of Successor Clearing Agency........................................33

         SECTION 9.7    Definitive Preferred Security Certificates......................................33

         SECTION 9.8    Mutilated, Destroyed, Lost or Stolen Certificates...............................34

ARTICLE X LIMITATION OF LIABILITY OF HOLDERS OF SECURITIES, TRUSTEES AND OTHERS.........................35

         SECTION 10.1   Liability.......................................................................35

         SECTION 10.2   Exculpation.....................................................................35

         SECTION 10.3   Fiduciary Duty..................................................................36

         SECTION 10.4   Indemnification.................................................................37

         SECTION 10.5   Outside Businesses..............................................................37

ARTICLE XI ACCOUNTING...................................................................................38

         SECTION 11.1   Fiscal Year.....................................................................38

         SECTION 11.2   Certain Accounting Matters......................................................38

         SECTION 11.3   Banking.........................................................................38

         SECTION 11.4   Withholding.....................................................................39

                               TABLE OF CONTENTS
                                  (continued)

                                                                                                       PAGE
                                                                                                       ----
ARTICLE XII AMENDMENTS AND MEETINGS.....................................................................39

         SECTION 12.1   Amendments......................................................................39

         SECTION 12.2   Meetings of the Holders of Securities; Action by Written Consent................40

ARTICLE XIII REPRESENTATIONS OF PROPERTY TRUSTEE........................................................42

         SECTION 13.1   Representations and Warranties of Property Trustee..............................42

ARTICLE XIV MISCELLANEOUS...............................................................................43

         SECTION 14.1   Notices.........................................................................43

         SECTION 14.2   Governing Law...................................................................44

         SECTION 14.3   Intention of the Parties........................................................44

         SECTION 14.4   Headings........................................................................44

         SECTION 14.5   Successors and Assigns..........................................................44

         SECTION 14.6   Partial Enforceability..........................................................44

         SECTION 14.7   Counterparts....................................................................44

                              LIST OF DEFINED TERMS

10% in liquidation amount of the Securities......................................6
66-2/3% in liquidation amount of the Securities..................................6
Affiliate........................................................................2
Authorized Officer...............................................................2
Book Entry Interest..............................................................2
Business Day.....................................................................2
Business Trust Act...............................................................2
Certificate......................................................................2
Clearing Agency..................................................................2
Clearing Agency Participant......................................................2
Code.............................................................................2
Commission.......................................................................2
Common Securities Guarantee......................................................3
Common Security..................................................................2
Common Security Certificate......................................................3
Covered Person...................................................................3
Debenture Issuer.................................................................3
Debenture Trustee................................................................3
Debentures.......................................................................3
Definitive Preferred Security Certificates.......................................3
Delaware Trustee.................................................................3
Direction........................................................................3
Distribution.....................................................................3
DTC..............................................................................3
Event of Default.................................................................3
Exchange Act.....................................................................3
Global Certificate...............................................................3
HOLDER...........................................................................3
Indemnified Person...............................................................4
Indenture........................................................................4
Investment Company...............................................................4
Investment Company Act...........................................................4
Legal Action.....................................................................4
List of Holders..................................................................4
Majority in liquidation amount of the Securities.................................4
Officers' Certificate............................................................4
Over-allotment Option............................................................5
Paying Agent.....................................................................5
Person...........................................................................5
Preferred Securities Guarantee...................................................5
Preferred Security...............................................................5

                              LIST OF DEFINED TERMS
                                  (continued)

Preferred Security Beneficial Owner..............................................5
Preferred Security Certificate...................................................5
Property Trustee.................................................................5
Property Trustee Account.........................................................5
Prospectus.......................................................................5
Quorum...........................................................................5
Regular Trustee..................................................................5
Related Party....................................................................5
Responsible Officer..............................................................5
Rule 3a-7........................................................................6
Securities.......................................................................6
Securities Act...................................................................6
Sponsor..........................................................................6
Successor Entity.................................................................6
Successor Securities.............................................................6
Super Majority...................................................................6
Treasury Regulations.............................................................6
Trust Indenture Act..............................................................7
Trustee..........................................................................6
Underwriting Agreement...........................................................7

                       NORTHWESTERN CAPITAL FINANCING III

                          CROSS REFERENCE TABLE FOR THE
                    AMENDED AND RESTATED DECLARATION OF TRUST


SECTION OF TRUST INDENTURE                                                        SECTION OF AMENDED AND RESTATED
ACT OF 1939, AS AMENDED                                                                      DECLARATION OF TRUST

Section 310          (a)(1)...................................................................................5.3
                     (a)(2)...................................................................................5.3
                     (a)(3)...................................................................................5.6
                     (a)(4)........................................................................Not Applicable
                     (b)...................................................................................5.3(c)
                     (c)...........................................................................Not Applicable
Section 311          (a)...................................................................................2.2(b)
                     (b)...................................................................................2.2(b)
                     (c)...........................................................................Not Applicable
Section 312          (a)...................................................................................2.2(a)
                     (b)...................................................................................2.2(b)
                     (c)..........................................................................Not  Applicable
Section 313          (a)......................................................................................2.3
                     (b)......................................................................................2.3
                     (c)......................................................................................2.3
                     (d)......................................................................................2.3
Section 314          (a)..............................................................................2.4, 3.6(j)
                     (b)...........................................................................Not Applicable
                     (c)(1)..............................................................................2.4, 2.5
                     (c)(2)..............................................................................2.4, 2.5
                     (c)(3)..............................................................................2.4, 2.5
                     (d)......................................................................................2.4
                     (e)......................................................................................2.4
Section 315          (a)................................................................................3.9, 3.10
                     (b)...................................................................................2.7(a)
                     (c)...................................................................................3.9(a)
                     (d)...................................................................................3.9(b)
                     (e)...........................................................................Not Applicable
Section 316          (a).............................................................................Exhibit 5(b)
                     (a)(1)(A).......................................................................Exhibit 5(b)
                     (a)(1)(B).......................................................................Exhibit 5(b)
                     (a)(2)........................................................................Not Applicable
                     (b).............................................................................Exhibit 5(b)
                     (c)......................................................................................2.2
Section 317          (a)(1)........................................................................Not Applicable
                     (a)(2)........................................................................Not Applicable
                     (b)...................................................................................3.8(h)
Section 318          (a)...................................................................................2.1(c)


-----------------
Note: This Cross-Reference Table shall not, for any purpose, be deemed to be a part of the Amended and Restated Declaration of Trust.

                              AMENDED AND RESTATED

                              DECLARATION OF TRUST

                                       OF

                       NORTHWESTERN CAPITAL FINANCING III


     AMENDED AND RESTATED DECLARATION OF TRUST ("DECLARATION") dated and effective as of January 31, 2002, by the undersigned trustees (together with all other Persons from time to time duly appointed and serving as trustees in accordance with the provisions of this Declaration, the "TRUSTEES"), NorthWestern Corporation, a Delaware corporation, as trust sponsor (the "SPONSOR"), and the holders, from time to time, of undivided beneficial interests in the assets of the Trust to be issued pursuant to this Declaration;

     WHEREAS, the Trustees and the Sponsor established a trust (the "TRUST") under the Delaware Business Trust Act (the "BUSINESS TRUST ACT") pursuant to a Declaration of Trust dated as of June 19, 1995 (as amended, the "ORIGINAL DECLARATION"), and a Certificate of Trust filed with the Secretary of State of the State of Delaware on June 19, 1995 for the sole purpose of issuing and selling certain securities representing undivided beneficial interests in the assets of the Trust and investing the proceeds thereof in certain Debentures (as defined herein) of the Debenture Issuer (as defined herein);

     WHEREAS, the Original Declaration was amended pursuant to a First Amendment to the Declaration of Trust of NWPS Capital Financing III dated June 30, 1998; and

     WHEREAS, all of the Trustees and the Sponsor, by this Declaration, amend and restate each and every term and provision of the Original Declaration as so amended.

     NOW, THEREFORE, it being the intention of the parties hereto to continue the Trust as a business trust under the Business Trust Act and that this Declaration constitute the governing instrument of such business trust, the Trustees declare that all assets contributed to the Trust will be held in trust for the benefit of the holders, from time to time, of the securities representing undivided beneficial interests in the assets of the Trust issued hereunder, subject to the provisions of this Declaration.

                                   ARTICLE I
                         INTERPRETATION AND DEFINITIONS

SECTION 1.1 DEFINITIONS.

     In this Declaration, unless the context otherwise requires:

     (a) capitalized terms used in this Declaration but not defined in the preamble above have the respective meanings assigned to them in this
          SECTION 1.1;

     (b) a term defined anywhere in this Declaration has the same meaning throughout;

     (c) all references to "the Declaration" or "this Declaration" are to this Declaration as modified, supplemented or amended from time to time;

     (d) all references in this Declaration to Articles and Sections and Exhibits are to Articles and Sections of and Exhibits to this Declaration unless otherwise specified;

     (e) a term defined in the Trust Indenture Act has the same meaning when used in this Declaration unless otherwise defined in this Declaration or unless the context otherwise requires; and

     (f)  a reference to the singular includes the plural and vice versa.

     "AFFILIATE" has the same meaning as given to that term in Rule 405 promulgated under the Securities Act or any successor rule thereunder.

     "AUTHORIZED OFFICER" of a Person means any Person that is authorized to bind such Person.

     "BOOK ENTRY INTEREST" means a beneficial interest in a Global Certificate, ownership and transfers of which shall be maintained and made through book entries by a Clearing Agency as described in SECTION 9.4.

     "BUSINESS DAY" means any day other than Saturday, Sunday or any other day on which banking institutions in New York, New York are authorized or required by applicable law to close.

     "BUSINESS TRUST ACT" means Chapter 38 of Title 12 of the Delaware Code, 12 Del. Code Section 3801 ET SEQ., as it may be amended from time to time, or any successor legislation.

     "CERTIFICATE" means a Common Security Certificate or a Preferred Security Certificate.

     "CLEARING AGENCY" means an organization registered as a "Clearing Agency" pursuant to Section 17A of the Exchange Act that is acting as depositary for the Preferred Securities and in whose name or in whose nominee's name shall be registered a Global Certificate and which shall undertake to effect book entry transfers and pledges of the Preferred Securities.

     "CLEARING AGENCY PARTICIPANT" means a broker, dealer, bank, other financial institution or other Person for whom from time to time the Clearing Agency effects book entry transfers and pledges of securities deposited with the Clearing Agency.

     "CODE" means the Internal Revenue Code of 1986, as amended from time to time, or any successor legislation.

     "COMMISSION" means the Securities and Exchange Commission.

     "COMMON SECURITY" has the meaning specified in SECTION 7.1.

     "COMMON SECURITIES GUARANTEE" means the guarantee agreement to be dated as of January 31, 2002 of the Sponsor in respect of the Common Securities.

     "COMMON SECURITY CERTIFICATE" means a definitive certificate in fully registered form representing a Common Security substantially in the form of ANNEX II to EXHIBIT A.

     "COVERED PERSON" means: (a) any officer, director, shareholder, partner, member, representative, employee or agent of (i) the Trust or (ii) the Trust's Affiliates; and (b) any Holder of Securities.

     "DEBENTURE ISSUER" means NorthWestern Corporation in its capacity as issuer of the Debentures.

     "DEBENTURE TRUSTEE" means JPMorgan Chase Bank (as successor to The Chase Manhattan Bank, N.A.), as trustee under the Indenture, until a successor is appointed thereunder, and thereafter means such successor trustee.

     "DEBENTURES" means the series of Debentures entitled "8.10% Junior Subordinated Deferrable Interest Debentures due January 15, 2032" of the Debenture Issuer to be issued to the Property Trustee by the Debenture Issuer under the Indenture, a specimen certificate of which is attached as EXHIBIT B.

     "DEFINITIVE PREFERRED SECURITY CERTIFICATES" has the meaning set forth in
SECTION 9.4.

     "DELAWARE TRUSTEE" has the meaning set forth in SECTION 5.2.

     "DIRECTION" by a Person means a written direction signed: (a) if the Person is a natural person, by that Person; or (b) in any other case, in the name of such Person by one or more Authorized Officers of that Person.

     "DISTRIBUTION" means a distribution payable to Holders of Securities in accordance with SECTION 6.1.

     "DTC" means The Depository Trust Company, the initial Clearing Agency.

     "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended from time to time, or any successor legislation.

     "EVENT OF DEFAULT" in respect of the Securities means an Event of Default (as defined in the Indenture) has occurred and is continuing in respect of the Debentures.

     "GLOBAL CERTIFICATE" has the meaning set forth in SECTION 9.4.

     "HOLDER" means a Person in whose name a Certificate representing a Security is registered, such Person being a beneficial owner within the meaning of the Business Trust Act.

     "INDEMNIFIED PERSON" means any Trustee, any Affiliate of any Trustee, or any officers, directors, shareholders, members, partners, employees, representatives or agents of any Trustee, or any employee or agent of the Trust or its Affiliates.

     "INDENTURE" means the Subordinated Debt Securities Indenture dated as of August 1, 1995, between the Debenture Issuer and JPMorgan Chase Bank (as successor to The Chase Manhattan Bank, (N.A.)), as trustee, as supplemented by the First Supplemental Indenture, dated as of August 1, 1995, the Second Supplemental Indenture, dated as of November 15, 1998, the Third Supplemental Indenture, dated as of December 21, 2001 and the Fourth Supplemental Indenture, dated as of January 31, 2002, pursuant to which the Debentures are to be issued (the "FOURTH SUPPLEMENTAL INDENTURE").

     "INVESTMENT COMPANY" means an investment company as defined in the Investment Company Act.

     "INVESTMENT COMPANY ACT" means the Investment Company Act of 1940, as amended from time to time, or any successor legislation.

     "LEGAL ACTION" has the meaning set forth in SECTION 3.6(h).

     "LIST OF HOLDERS" has the meaning set forth in SECTION 2.2.

     "MAJORITY IN LIQUIDATION AMOUNT OF THE SECURITIES" means, except as provided in the terms of the Securities and by the Trust Indenture Act, a vote by the Holder(s) of Securities voting together as a single class or, as the context may require, a vote by the Holder(s) of the Preferred Securities or the Holder(s) of the Common Securities, each voting separately as a class, representing a majority of the liquidation amount (including the stated amount that would be paid on redemption, liquidation or otherwise, plus accumulated and unpaid Distributions to the date upon which the voting percentages are determined) of all Securities of such class.

     "OFFICERS' CERTIFICATE" means, with respect to any Person, a certificate signed by two Authorized Officers of such Person. Any Officers' Certificate delivered with respect to compliance with a condition or covenant provided for in this Declaration shall include:

     (a) a statement that each officer signing the Officers' Certificate has read the covenant or condition and the definition relating thereto;

     (b) a brief statement of the nature and scope of the examination or investigation undertaken by each officer in rendering the Officers' Certificate;

     (c) a statement that each such officer has made such examination or investigation as, in such officer's opinion, is necessary to enable such officer to express an informed opinion as to whether or not such covenant or condition has been complied with; and

     (d) a statement as to whether, in the opinion of each such officer, such condition or covenant has been complied with.

     "OVERALLOTMENT OPTION" shall mean any overallotment option contained in the Underwriting Agreement.

     "PAYING AGENT" has the meaning specified in SECTION 3.8(h).

     "PERSON" means a legal person, including any individual, corporation, estate, partnership, joint venture, association, joint stock company, limited liability company, trust, unincorporated association, or government or any agency or political subdivision thereof, or any other entity of whatever nature.

     "PREFERRED SECURITIES GUARANTEE" means the guarantee agreement to be dated as of January 31, 2002 of the Sponsor in respect of the Preferred Securities.

     "PREFERRED SECURITY" has the meaning specified in SECTION 7.1.

     "PREFERRED SECURITY BENEFICIAL OWNER" means, with respect to a Book Entry Interest, a Person who is the beneficial owner of such Book Entry Interest, as reflected on the books of the Clearing Agency, or on the books of a Person maintaining an account with such Clearing Agency (directly as a Clearing Agency Participant or as an indirect participant, in each case in accordance with the rules of such Clearing Agency).

     "PREFERRED SECURITY CERTIFICATE" means a certificate representing a Preferred Security substantially in the form of ANNEX I to EXHIBIT A.

     "PROPERTY TRUSTEE" means the Trustee meeting the eligibility requirements set forth in SECTION 5.3.

     "PROPERTY TRUSTEE ACCOUNT" has the meaning set forth in SECTION 3.8(c).

     "PROSPECTUS" has the meaning set forth in the terms of the Securities set forth in EXHIBIT A.

     "QUORUM" means a majority of the Regular Trustees or, if there are only two Regular Trustees, both of them.

     "REGULAR TRUSTEE" means any Trustee other than the Property Trustee and the Delaware Trustee.

     "RELATED PARTY" means, with respect to the Sponsor, any direct or indirect wholly owned subsidiary of the Sponsor or any other Person that owns, directly or indirectly, 100% of the outstanding voting securities of the Sponsor.

     "RESPONSIBLE OFFICER" means, with respect to the Property Trustee, any vice-president, any assistant vice-president, the secretary, any assistant secretary, the treasurer, any assistant treasurer, any trust officer or assistant trust officer or any other officer in the corporate trust department of the Property Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of that officer's knowledge of and familiarity with the particular subject.

     "RULE 3a-7" means Rule 3a-7 promulgated under the Investment Company Act or any successor rule thereunder.

     "SECURITIES" means the Common Securities and the Preferred Securities.

     "SECURITIES ACT" means the Securities Act of 1933, as amended from time to time, or any successor legislation.

     "66-2/3% IN LIQUIDATION AMOUNT OF THE SECURITIES" means, except as provided in the terms of the Preferred Securities and by the Trust Indenture Act, a vote by the Holder(s) of the Securities voting together as a single class or, as the context may require, a vote by the Holder(s) of the Preferred Securities or the Holder(s) of the Common Securities, each voting separately as a class, representing 66-2/3% of the liquidation amount (including the stated amount that would be paid on redemption, liquidation or otherwise, plus accumulated and unpaid Distributions to the date upon which the voting percentages are determined) of all Securities of such class.

     "SPONSOR" means NorthWestern Corporation, a Delaware corporation, or any successor entity in a merger, consolidation or amalgamation, in its capacity as sponsor of the Trust.

     "SUCCESSOR ENTITY" has the meaning set forth in SECTION 3.15.

     "SUCCESSOR SECURITIES" has the meaning set forth in SECTION 3.15.

     "SUPER MAJORITY" means, with respect to a consent under the Indenture, the consent of the Holders of greater than a majority in principal amount of Debentures affected by such consent.

     "10% IN LIQUIDATION AMOUNT OF THE SECURITIES" means, except as provided in the terms of the Preferred Securities and by the Trust Indenture Act, the vote by the Holder(s) of the Securities voting together as a single class or, as the context may require, the vote by the Holder(s) of the Preferred Securities or the Holder(s) of the Common Securities, each voting separately as a class, representing 10% of the liquidation amount (including the stated amount that would be paid on redemption, liquidation or otherwise, plus accumulated and unpaid Distributions to the date upon which the voting percentages are determined) of all Securities of such class.

     "TREASURY REGULATIONS" means the income tax regulations, including temporary and proposed regulations, promulgated under the Code by the United States Treasury, as such regulations may be amended from time to time (including corresponding provisions of succeeding regulations).

     "TRUSTEE" or "TRUSTEES" means each Person who has signed this Declaration as a trustee, so long as such Person shall continue in office in accordance with the terms hereof, and all other Persons who may from time to time be duly appointed, qualified and serving as Trustees in accordance with the provisions hereof, and references herein to a Trustee or the Trustees shall refer to such Person or Persons solely in their capacity as trustees hereunder.

     "TRUST INDENTURE ACT" means the Trust Indenture Act of 1939, as amended from time to time, or any successor legislation.

     "UNDERWRITING AGREEMENT" means the Underwriting Agreement for the offering and sale of the Preferred Securities in the form of EXHIBIT C.

                                   ARTICLE II
                               TRUST INDENTURE ACT

SECTION 2.1 TRUST INDENTURE ACT; APPLICATION.

     (a) This Declaration is subject to the provisions of the Trust Indenture Act that are required to be part of this Declaration and shall, to the extent applicable, be governed by such provisions.

     (b) The Property Trustee shall be the only Trustee which is a Trustee for the purposes of the Trust Indenture Act.

     (c) If and to the extent that any provision of this Declaration limits, qualifies or conflicts with the duties imposed by Sections 310 to 317, inclusive, of the Trust Indenture Act, such imposed duties shall control.

     (d) The application of the Trust Indenture Act to this Declaration shall not affect the nature of the Securities as equity securities representing undivided beneficial interests in the assets of the Trust.

SECTION 2.2 LISTS OF HOLDERS OF SECURITIES.

     (a) Each of the Sponsor, the Debenture Issuer and the Regular Trustees on behalf of the Trust shall provide the Property Trustee (i) within 14 days after each record date for payment of Distributions, a list, in such form as the Property Trustee may reasonably require, of the names and addresses of the Holders of the Securities (a "LIST OF HOLDERS") as of such record date, provided that none of the Sponsor, the Debenture Issuer or the Regular Trustees on behalf of the Trust shall be obligated to provide such List of Holders at any time the List of Holders does not differ from the most recent List of Holders given to the Property Trustee by the Sponsor, the Debenture Issuer and the Regular Trustees on behalf of the Trust, and (ii) at any other time, within 30 days of receipt by the Trust of a written request for a List of Holders as of a date no more than 14 days before such List of Holders is given to the Property Trustee. The Property Trustee shall preserve, in as current a form as is reasonably practicable, all information contained in the Lists of Holders given to it or which it receives in the capacity as Paying Agent (if acting in such capacity) provided that the Property Trustee may destroy any List of Holders previously given to it on receipt of a new List of Holders.

     (b) The Property Trustee shall comply with its obligations under Sections 311(a), 311(b) and 312(b) of the Trust Indenture Act.

SECTION 2.3 REPORTS BY THE PROPERTY TRUSTEE.

     Within 60 days after May 15 of each year, the Property Trustee shall provide to the Holders of the Preferred Securities such reports as are required by Section 313 of the Trust Indenture Act, if any, in the form and in the manner provided by Section 313 of the Trust Indenture Act. The Property Trustee shall also comply with the requirements of Section 313(d) of the Trust Indenture Act.

SECTION 2.4 PERIODIC REPORTS TO PROPERTY TRUSTEE.

     Each of the Sponsor and the Regular Trustees on behalf of the Trust shall provide to the Property Trustee such documents, reports and information as required by Section 314 of the Trust Indenture Act (if any) and the compliance certificate required by Section 314 of the Trust Indenture Act in the form, in the manner and at the times required by Section 314 of the Trust Indenture Act.

SECTION 2.5 EVIDENCE OF COMPLIANCE WITH CONDITIONS PRECEDENT.

     Each of the Sponsor and the Regular Trustees on behalf of the Trust shall provide to the Property Trustee such evidence of compliance with any conditions precedent, if any, provided for in this Declaration that relate to any of the matters set forth in Section 314(c) of the Trust Indenture Act. Any certificate or opinion required to be given by an officer pursuant to Section 314(c)(1) may be given in the form of an Officers' Certificate.

SECTION 2.6 EVENTS OF DEFAULT; WAIVER.

     (a) The Holders of a Majority in liquidation amount of the Preferred Securities may, by vote, on behalf of the Holders of all of the Preferred Securities, waive any past Event of Default in respect of the Preferred Securities and its consequences, provided that, if the Event of Default arises out of an event of default under the
          Indenture:

          (i) which is not waivable under the Indenture, the Event of Default under the Declaration shall also not be waivable; or

          (ii) which requires the consent or vote of all or a Super Majority of the holders of the Debentures to be waived under the Indenture, the Event of Default under the Declaration may only be waived by the vote of all of the Holders of the Preferred Securities or the Holders of at least the proportion in liquidation amount of the Preferred Securities as represents the relevant Super Majority of the aggregate principal amount of the Debentures outstanding.

          Upon such waiver, any such default shall cease to exist, and any Event of Default with respect to the Preferred Securities arising therefrom shall be deemed to have been cured, for every purpose of this Declaration, but no such waiver shall extend to any subsequent or other default or an Event of Default with respect to the Preferred Securities or impair any right consequent thereon. Any waiver by the Holders of the Preferred Securities of an Event of Default with respect to the Preferred Securities shall also be deemed to constitute a waiver by the Holders of the Common Securities of any such Event of Default with respect to the Common Securities for all purposes of this Declaration without any further act, vote or consent of the Holders of the Common Securities.

     (b) The Holders of a Majority in liquidation amount of the Common Securities may, by vote, on behalf of the Holders of all of the Common Securities, waive any past Event of Default with respect to the Common Securities and its consequences, provided that, if the Event of Default arises out of an event of default under the Indenture:

          (i) which is not waivable under the Indenture, except where the Holders of the Common Securities are deemed to have waived such Event of Default under the Declaration as provided below in this
               SECTION 2.6(b), the Event of Default under the Declaration shall also not be waivable; or

          (ii) which requires the consent or vote of all or a Super Majority of the Holders of the Debentures to be waived under the Indenture, except where the Holders of the Common Securities are deemed to have waived such Event of Default under the Declaration as provided below in this SECTION 2.6(b), the Event of Default under the Declaration may only be waived by the vote of all of the Holders of the Common Securities or the Holders of at least the proportion in liquidation amount of the Common Securities as represents the relevant Super Majority of the aggregate principal amount of the Debentures outstanding.

          Each Holder of Common Securities will be deemed to have waived any such Event of Default and all Events of Default with respect to the Common Securities and its consequences until all Events of Default with respect to the Preferred Securities have been cured, waived or otherwise eliminated, and until such Events of Default have been so cured, waived or otherwise eliminated, the Property Trustee will be deemed to be acting solely on behalf of the Holders of the Preferred Securities and only the Holders of the Preferred Securities will have the right to direct the Property Trustee in accordance with the terms of the Securities. Subject to the foregoing provisions of this SECTION 2.6(b), upon such waiver, any such default shall cease to exist and any Event of Default with respect to the Common Securities arising therefrom shall be deemed to have been cured, for every purpose of this Declaration, but no such waiver shall extend to any subsequent or other default or Event of Default with respect to the Common Securities or impair any right consequent thereon.

     (c) A waiver of an Event of Default under the Indenture by the Property Trustee at the direction of the Holders of the Preferred Securities constitutes a waiver of the corresponding Event of Default under this Declaration.

SECTION 2.7 EVENT OF DEFAULT; NOTICE.

     (a) The Property Trustee shall, within 90 days after the occurrence of an Event of Default, transmit by mail, first class postage prepaid, to the Holders of the Securities, notices of all defaults with respect to the Securities known to the Property Trustee, unless such defaults have been cured before the giving of such notice (the term "defaults" for the purposes of this SECTION 2.7(a) being hereby defined to be an Event of Default as defined in the Indenture, not including any periods of grace provided for therein and irrespective of the giving of any notice provided therein; provided that, except for a default in the payment of principal of (or premium, if any) or interest on any of the Debentures or in the payment of any sinking fund installment established for the Debentures, the Property Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors and/or Responsible Officers of the Property Trustee in good faith determines that the withholding of such notice is in the interests of the Holders of the Securities.

     (b) The Property Trustee shall not be deemed to have knowledge of any default except:

          (i) a default under Sections 501(a)(1) and 501(a)(2) of the Indenture; or

          (ii) any default as to which the Property Trustee shall have received written notice or a Responsible Officer charged with the administration of the Declaration shall have obtained written notice of.

                                  ARTICLE III
                                  ORGANIZATION

SECTION 3.1 NAME.

     The Trust is named "NorthWestern Capital Financing III", as such name may be modified from time to time by the Regular Trustees following written notice to the Holders of the Securities. The Trust's activities may be conducted under the name of the Trust or any other name deemed advisable by the Regular Trustees.

SECTION 3.2 OFFICE.

     The address of the principal office of the Trust is c/o NorthWestern Corporation, 125 S.

Dakota Avenue, Suite 1100, Sioux Falls, South Dakota 57104. On 10 Business Days written notice to the Holders of the Securities, the Regular Trustees may designate another principal office. The name and business address of the Delaware Trustee in the State of Delaware is Wilmington Trust Company, Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890, or such other address in the State of Delaware as the Delaware Trustee may designate by written notice to the Holders of the Securities, the Sponsor, the Property Trustee and the Regular Trustees.

SECTION 3.3 PURPOSE.

     The exclusive purposes and functions of the Trust are (a) to issue and sell the Securities and use the proceeds from such sales to acquire the Debentures, and (b) except as otherwise limited herein, to engage in only those other activities necessary, appropriate, convenient or incidental thereto. The Trust shall not borrow money, issue debt or reinvest proceeds derived from investments, pledge any of its assets or otherwise undertake (or permit to be undertaken) any activity that would (i) cause the Trust not to be classified for United States federal income tax purposes as a grantor trust or (ii) cause each Holder of Securities not to be treated as owning an undivided beneficial interest in the Debentures at any time the Securities are outstanding.

SECTION 3.4 AUTHORITY.

     Subject to the limitations provided in this Declaration and to the specific duties of the Property Trustee, the Regular Trustees shall have exclusive and complete authority to carry out the purposes of the Trust. An action taken by the Regular Trustees in accordance with their powers shall constitute the act of and serve to bind the Trust, and an action taken by the Property Trustee in accordance with its powers shall constitute the act of and serve to bind the Trust. In dealing with the Trustees acting on behalf of the Trust, no Person shall be required to inquire into the authority of the Trustees to bind the Trust. Persons dealing with the Trust are entitled to rely conclusively on the power and authority of the Trustees as set forth in this Declaration.

SECTION 3.5 TITLE TO PROPERTY OF THE TRUST.

     Except as provided in SECTION 3.8 with respect to the Debentures and the Property Trustee Account or as otherwise provided in this Declaration, legal title to all assets of the Trust shall be vested in the Trust. The Holders shall not have legal title to any part of the assets of the Trust, but shall have an undivided beneficial interest in the assets of the Trust.

SECTION 3.6 POWERS AND DUTIES OF THE REGULAR TRUSTEES.

     Subject to SECTION 4.2, the Regular Trustees shall have the exclusive power, duty and authority to cause the Trust to engage in the following activities:

     (a) to issue and sell the Preferred Securities and the Common Securities in accordance with this Declaration; PROVIDED, HOWEVER, that the Trust may issue no more than one series of Preferred Securities and no more than one series of Common Securities, and, provided further, that there shall be no interests in the Trust other than the Securities, and the issuance of the Securities shall be limited to a one-time, simultaneous issuance of both the Preferred Securities and the Common Securities, subject to the issuance of additional Securities pursuant to the exercise of any Overallotment Option;

     (b) in connection with the issue and sale of the Preferred Securities, to execute and deliver any documents required by any Clearing Agency in connection with the issuance of a Global Certificate;

     (c) to acquire the Debentures with the proceeds of the sale of the Preferred Securities and the Common Securities; PROVIDED, HOWEVER, that the Regular Trustees shall cause legal title to the Debentures to be held of record in the name of the Property Trustee for the benefit of the Holders of the Preferred Securities and the Holders or Common Securities;

     (d) to give the Debenture Issuer, the Sponsor and the Property Trustee prompt written notice of the occurrence of a Tax Event or an Investment Company Event (each as defined in the Indenture); provided that the Regular Trustees shall consult with the Debenture Issuer, the Sponsor and the Property Trustee before taking or refraining from taking any action in relation to a Tax Event or an Investment Company Event;

     (e) to establish a record date with respect to all actions to be taken hereunder that require a record date be established, including and with respect to, for the purposes of Section 316(c) of the Trust Indenture Act, Distributions, voting rights, redemptions and exchanges, and to issue relevant notices to the Holders of Preferred Securities and Holders of Common Securities as to such actions and applicable record dates;

     (f) To cause the Trust to execute and deliver to DTC on behalf of the Trust the Letter of Representations dated January 31, 2002;

     (g) to take all actions and perform such duties as may be required of the Regular Trustees pursuant to the terms of the Securities;

     (h) to bring or defend, pay, collect, compromise, arbitrate, resort to legal action or otherwise adjust claims or demands of or against the Trust ("LEGAL ACTION"), unless pursuant to SECTION 3.8(e), the Property Trustee has the exclusive power to bring such Legal Action;

     (i) to employ or otherwise engage employees and agents (who may be designated as officers with titles) and managers, contractors, advisors and consultants and pay reasonable compensation for such services;

     (j) to cause the Trust to comply with the Trust's obligations under the Trust Indenture Act;

     (k) to give the certificate required by Section 314(a)(4) of the Trust Indenture Act to the Property Trustee, which certificate may be executed by any Regular Trustee;

     (l) to incur expenses which are necessary or incidental to carry out any of the purposes of the Trust;

     (m) to act as, or appoint another Person to act as, registrar and transfer agent for the Securities;

     (n) to give prompt written notice to the Holders of the Securities of any notice received from the Debenture Issuer of its election to defer payments of interest on the Debentures by extending the interest payment period under the Indenture;

     (o) to execute all documents or instruments, perform all duties and powers, and do all things for and on behalf of the Trust in all matters necessary or incidental to the foregoing;

     (p) to take all action that may be necessary or appropriate for the preservation and the continuation of the Trust's valid existence, rights, franchises and privileges as a statutory business trust under the laws of the State of Delaware and of each other jurisdiction in which such existence is necessary to protect the limited liability of the Holders of the Securities or to enable the Trust to effect the purposes for which the Trust was created;

     (q) to take any action, not inconsistent with this Declaration or with applicable law, that the Regular Trustees determine in their discretion to be necessary or desirable in carrying out the activities of the Trust as set out in this SECTION 3.6; PROVIDED, HOWEVER, such action shall not:

          (i) cause the Trust to be deemed to be an Investment Company required to be registered under the Investment Company Act;

          (ii) cause the Trust to be characterized for United States federal income tax purposes as an association taxable as a corporation or a partnership but for each Holder of Securities to be treated as owning an undivided beneficial interest in the Debentures; and

         (iii) cause the Debentures to be treated as indebtedness of the Debenture Issuer for United States federal income tax purposes, provided that such action does not adversely affect the interests of Holders; and

     (r) to take all action necessary to cause all applicable tax returns and tax information reports that are required to be filed with respect to the Trust to be duly prepared and filed by the Regular Trustees, on behalf of the Trust.

     The Regular Trustees must exercise the powers set forth in this SECTION 3.6 in a manner that is consistent with the purposes and functions of the Trust set out in
SECTION 3.3, and the Regular Trustees shall not take any action that is inconsistent with the purposes and functions of the Trust set forth in SECTION
3.3. Subject to this SECTION 3.6, the Regular Trustees shall have none of the powers or the authority of the Property Trustee set forth in SECTION 3.8.

SECTION 3.7 PROHIBITION OF ACTIONS BY THE TRUST AND THE TRUSTEES.

     The Trust shall not, and the Trustees (including the Property Trustee) shall not engage in any activity other than as required or authorized by this Declaration. In particular, the Trust shall not and the Trustees (including the Property Trustee) shall not:

     (a) invest any proceeds received by the Trust from holding the Debentures but shall distribute all such proceeds to the Holders of the Securities pursuant to the terms of this Declaration and of the Securities;

     (b)  acquire any assets other than as expressly provided herein;

     (c)  possess Trust property for other than a Trust purpose;

     (d)  make any loans or incur any indebtedness;

     (e) unless otherwise provided in this Declaration, possess any power or otherwise act in such a way as to vary the Trust assets or the terms of the Securities in any way whatsoever;

     (f) issue any securities or other evidences of beneficial ownership of, or beneficial interest in, the Trust other than the Securities; or

     (g) (i) direct the time, method and place of exercising any trust or power conferred upon the Debenture Trustee with respect to the Debentures,
          (ii) waive any past default that is waivable under Section 513 of the Indenture, (iii) exercise any right to rescind or annul any declaration that the principal of all the Debentures shall be due and payable or (iv) consent to any amendment, modification or termination of the Indenture or the Debentures, where such consent shall be required, unless the Trust shall have received an opinion of counsel to the effect that such modification will not cause the Trust to fail to be classified as a grantor trust for United States federal income tax purposes.

SECTION 3.8 POWERS AND DUTIES OF THE PROPERTY TRUSTEE.

     (a) The legal title to the Debentures shall be owned by and held of record in the name of the Property Trustee in trust for the benefit of the Holders of the Securities. The right, title and interest of the Property Trustee to the Debentures shall vest automatically in each Person who may hereafter be appointed as Property Trustee in accordance with SECTION 5.6. Such vesting and cessation of title shall be effective whether or not conveyancing documents with regard to the Debentures have been executed and delivered.

     (b) The Property Trustee shall not transfer its right, title and interest in the Debentures to the Regular Trustees or to the Delaware Trustee (if the Property Trustee does not also act as Delaware Trustee).

     (c)  The Property Trustee shall:

          (i) establish and maintain a segregated non-interest bearing trust account (the "PROPERTY TRUSTEE ACCOUNT") in the name of and under the exclusive control of the Property Trustee on behalf of the Holders of the Securities and, upon the receipt of payments of funds made in respect of the Debentures held by the Property Trustee, deposit such funds into the Property Trustee Account and make payments to the Holders of the Preferred Securities and the Holders of the Common Securities from the Property Trustee Account in accordance with SECTION 6.1. Funds in the Property Trustee Account shall be held uninvested until disbursed in accordance with this Declaration. The Property Trustee Account shall be an account that is maintained with a banking institution the rating on whose long term unsecured indebtedness is at least equal to the lowest investment grade rating assigned by a "nationally recognized statistical rating organization", as that term is defined for purposes of Rule 436(g)(2) under the Securities Act;

          (ii) engage in such ministerial activities as shall be necessary or appropriate to effect the redemption of the Preferred Securities and the Common Securities to the extent the Debentures are redeemed or mature; and

         (iii) upon notice of distribution issued by the Regular Trustees in accordance with the terms of the Preferred Securities and the Common Securities, engage in such ministerial activities as shall be necessary or appropriate to effect the distribution of the Debentures to Holders of Securities.

     (d) The Property Trustee shall take all actions and perform such duties as may be specifically required of the Property Trustee pursuant to the terms of the Securities.

     (e) The Property Trustee shall take any Legal Action which arises out of or in connection with an Event of Default or the Property Trustee's duties and obligations under this Declaration or the Trust Indenture Act.

     (f)  The Property Trustee shall not resign as a Trustee unless either:

          (i) the Trust has been completely liquidated and the proceeds of the liquidation distributed to the Holders of the Securities pursuant to the terms of the Securities; or

          (ii) a successor Property Trustee has been appointed and has accepted that appointment in accordance with SECTION 5.6.

     (g) The Property Trustee shall have the legal power to exercise all of the rights, powers and privileges of a holder of Debentures under the Indenture and, if an Event of Default occurs and is continuing, the Property Trustee shall, for the benefit of the Holders of the Securities, enforce its rights as holder of the Debentures subject to the rights of the Holders pursuant to the terms of the Securities.

     (h) The Property Trustee may authorize one or more Persons (each, a "PAYING AGENT") to pay Distributions, redemption payments or liquidation payments on behalf of the Trust with respect to all Securities and may remove any Paying Agent at any time and appoint a successor Paying Agent or additional Paying Agents at any time. Any Paying Agent shall comply with Section 317(b) of the Trust Indenture Act.

     (i) Subject to this SECTION 3.8, the Property Trustee shall have none of the duties, liabilities, powers or the authority of the Regular Trustees set forth in SECTION 3.6.

     The Property Trustee must exercise the powers set forth in this SECTION 3.8 in a manner which is consistent with the purposes and functions of the Trust set out in SECTION 3.3, and the Property Trustee shall not take any action which is inconsistent with the purposes and functions of the Trust set out in SECTION 3.3.

SECTION 3.9 CERTAIN DUTIES AND RESPONSIBILITIES OF THE PROPERTY TRUSTEE.

     (a) The Property Trustee, before the occurrence of any Event of Default and after the curing or waiver of all Events of Default that may have occurred, shall undertake to perform only such duties as are specifically set forth in this Declaration and no implied covenants shall be read into this Declaration against the Property Trustee. In case an Event of Default has occurred (that has not been cured or waived pursuant to SECTION 2.6), the Property Trustee shall exercise such of the rights and powers vested in it by this Declaration, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.

     (b) No provision of this Declaration shall be construed to relieve the Property Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

          (i) prior to the occurrence of an Event of Default and after the curing or waiving of all such Events of Default that may have occurred:

               (A) the duties and obligations of the Property Trustee shall be determined solely by the express provisions of this Declaration and the Property Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this

                    Declaration, and no implied covenants or obligations shall be read into this Declaration against the Property Trustee; and

               (B) in the absence of bad faith on the part of the Property Trustee, the Property Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Property Trustee and conforming to the requirements of this Declaration; but in the case of any such certificates or opinions that by any provision hereof are specifically required to be furnished to the Property Trustee, the Property Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Declaration;

          (ii) the Property Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer of the Property Trustee, unless it shall be proved that the Property Trustee was negligent in ascertaining the pertinent facts;

         (iii) the Property Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of not less than a Majority in liquidation amount of the Securities at the time outstanding relating to the time, method and place of conducting any proceeding for any remedy available to the Property Trustee or exercising any trust or power conferred upon the Property Trustee under this Declaration;

          (iv) no provision of this Declaration shall require the Property Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that the repayment of such funds or liability is not reasonably assured to it under the terms of this Declaration or adequate indemnity against such risk or liability is not reasonably assured to it;

          (v) the Property Trustee's sole duty with respect to the custody, safe keeping and physical preservation of the Debentures and the Property Trustee Account shall be to deal with such property in a similar manner as the Property Trustee deals with similar property for its own account, subject to the protections and limitations on liability afforded to the Property Trustee under this Declaration, the Trust Indenture Act and Rule 3a-7;

          (vi) the Property Trustee shall have no duty or liability for or with respect to the value, genuineness, existence or sufficiency of the Debentures or the payment of any taxes or assessments levied thereon or in connection therewith;

         (vii) the Property Trustee shall not be liable for any interest on any money received by it and shall not be required to segregate money held by the Property Trustee from other funds held by it except in relation to the Property Trustee Account maintained pursuant to SECTION 3.8(c)(i) or as otherwise required by law; and

        (viii) the Property Trustee shall not be responsible for monitoring the compliance by the Regular Trustees or the Sponsor with their respective duties under this Declaration, nor shall the Property Trustee be liable for the default or misconduct of the Regular Trustees or the Sponsor.

SECTION 3.10 CERTAIN RIGHTS OF PROPERTY TRUSTEE.

     (a)  Subject to the provisions of SECTION 3.9:

          (i) the Property Trustee may rely and shall be fully protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed, sent or presented by the proper party or parties;

          (ii) any direction or act of the Sponsor or the Regular Trustees contemplated by this Declaration shall be sufficiently evidenced by a Direction or an Officers' Certificate;

         (iii) whenever in the administration of this Declaration, the Property Trustee shall deem it desirable that a matter be proved or established before taking, suffering or omitting any action hereunder, the Property Trustee (unless other evidence is herein specifically prescribed) may, in the absence of bad faith on its part and, if the Trust is excluded from the definition of an Investment Company solely by means of Rule 3a-7, subject to the requirements of Rule 3a-7, request and rely upon an Officers' Certificate which, upon receipt of such request, shall be promptly delivered by the Sponsor or the Regular Trustees;

          (iv) the Property Trustee shall have no duty to see to any recording, filing or registration of any instrument (including any financing or continuation statement or any tax or securities) (or any rerecording, refiling or re-registration thereof);

          (v) the Property Trustee may consult with counsel (which counsel may be counsel to the Sponsor or any of its Affiliates and may include any of its employees), and the written advice or opinion of such counsel with respect to legal matters shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with such advice or opinion, and the Property Trustee shall have the right at any time to seek instructions concerning the administration of this Declaration from any court of competent jurisdiction;

          (vi) the Property Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Declaration at the request or direction of any Holder, unless such Holder shall have provided to the Property Trustee adequate security and indemnity, which would satisfy a reasonable person in the position of the Property Trustee, against the costs, expenses (including attorneys' fees and expenses) and liabilities that might be incurred by it in complying with such request or direction, including such reasonable advances as may be requested by the Property Trustee, provided that nothing contained in this SECTION 3.10(a)(vi) shall be taken to relieve the Property Trustee, upon the occurrence of an Event of Default, of its obligation to exercise the rights and powers vested in it by this Declaration;

         (vii) the Property Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Property Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit;

        (viii) the Property Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys, and the Property Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;

          (ix) any action taken by the Property Trustee or its agents hereunder shall bind the Trust and the Holders of the Securities, and the signature of the Property Trustee or its agents alone shall be sufficient and effective to perform any such action; and no third party shall be required to inquire as to the authority of the Property Trustee to so act, or as to its compliance with any of the terms and provisions of this Declaration, both of which shall be conclusively evidenced by the Property Trustee's or its agent's taking such action;

          (x) whenever in the administration of this Declaration the Property Trustee shall deem it desirable to receive instructions with respect to enforcing any remedy or right or taking any other action hereunder the Property Trustee (i) may request instructions from the Holders of the Securities, which instructions may only be given by the Holders of the same proportion and liquidation amount of the Securities as would be entitled to direct the Property Trustee under the terms of the Securities in respect of such remedies, right or action, (ii) may refrain from enforcing such remedy or right or taking such other action until such instructions are received, and (iii) shall be protected in acting in accordance with such instructions; and

          (xi) except as otherwise expressly provided by this Declaration, the Property Trustee shall not be under any obligation to take any action that is discretionary under the provisions of this Declaration.

     (b) No provision of this Declaration shall be deemed to impose any duty or obligation on the Property Trustee to perform any act or acts or exercise any right, power, duty or obligation conferred or imposed on it, in any jurisdiction in which it shall be illegal, or in which the Property Trustee shall be unqualified or incompetent, in accordance with applicable law, to perform any such act or acts, or to exercise any such right, power, duty or obligation. No permissive power or authority available to the Property Trustee shall be construed to be a duty.

SECTION 3.11 DELAWARE TRUSTEE.

     Notwithstanding any other provision of this Declaration other than SECTION 5.2, the Delaware Trustee shall not be entitled to exercise any powers, nor shall the Delaware Trustee have any of the duties and responsibilities of the Regular Trustees or the Property Trustee described in this Declaration. Except as set forth in SECTION 5.2, the Delaware Trustee shall be a Trustee for the sole and limited purpose of fulfilling the requirements of Section 3807 of the Business Trust Act.

SECTION 3.12 EXECUTION OF DOCUMENTS.

     Unless otherwise determined by the Regular Trustees, any Regular Trustee is authorized to execute on behalf of the Trust any documents which the Regular Trustees have the power and authority to execute pursuant to SECTION 3.6.

SECTION 3.13 NOT RESPONSIBLE FOR RECITALS OR ISSUANCE OF SECURITIES.

     The recitals contained in this Declaration and the Securities shall be taken as the statements of the Sponsor, and the Trustees do not assume any responsibility for their correctness. The Trustees make no representations as to the value or condition of the property of the Trust or any part thereof. The Trustees make no representations as to the validity or sufficiency of this Declaration or the Securities.

SECTION 3.14 DURATION OF TRUST.

     The Trust, unless dissolved pursuant to the provisions of Article Eight hereof, shall dissolve on June 19, 2050.

SECTION 3.15 MERGERS.

     (a) The Trust may not consolidate, amalgamate or merge with or into, or be replaced by, or convey, transfer or lease its properties and assets substantially as an entirety to, any corporation or other body, except as described in SECTION 3.15(b) and (c) of this Declaration or SECTION 3 of EXHIBIT A.

     (b) The Trust may, with the consent of the Regular Trustees and without the consent of the Holders of the Securities, the Delaware Trustee or the Property Trustee, consolidate, amalgamate or merge with or into, or be replaced by a trust organized as such under the laws of any State; provided, that:

          (i)  such successor entity (the "SUCCESSOR ENTITY") either:

               (A) expressly assumes all of the obligations of the Trust under the Securities; or

               (B) substitutes for the Preferred Securities other securities having substantially the same terms as the Securities (the "SUCCESSOR SECURITIES") so long as the Successor Securities rank the same as the Preferred Securities rank with respect to Distributions and payments upon liquidation, redemption and maturity;

          (ii) the Debenture Issuer expressly appoints a trustee of the Successor Entity which possesses the same powers and duties as the Property Trustee as the Holder of the Debentures;

         (iii) the Preferred Securities or any Successor Securities are listed, or any Successor Securities will be listed upon notification of issuance, on any national securities exchange or other organization on which the Preferred Securities are then listed;

          (iv) such merger, consolidation, amalgamation or replacement does not cause the Preferred Securities or any Successor Securities to be downgraded by any nationally recognized statistical rating organization;

          (v) such merger, consolidation, amalgamation or replacement does not adversely affect the rights, preferences and privileges of the Holders of the Securities or any Successor Securities in any material respect under the documents governing the Securities or the Successor Securities (other than with respect to any dilution of such Holders' interests in the new entity);

          (vi) such Successor Entity has a purpose substantially identical to that of the Trust;

         (vii) prior to such merger, consolidation, amalgamation or replacement, the Sponsor has received an opinion of a nationally recognized independent counsel to the Trust experienced in such matters to the effect that:

               (A) such merger, consolidation, amalgamation or replacement does not adversely affect the rights, preferences and privileges of the Holders of the Securities or any Successor Securities in any material respect under the documents governing the Securities or the Successor Securities (other than with respect to any dilution of the Holders' interest in the new entity); and

               (B) following such merger, consolidation, amalgamation or replacement, neither the Trust nor the Successor Entity will be required to register as an Investment Company; and

        (viii) the Sponsor guarantees the obligations of such Successor Entity under the Successor Securities at least to the extent provided by the Preferred Securities Guarantee and the Common Securities Guarantee.

     (c) Notwithstanding SECTION 3.15(b), the Trust shall not, except with the consent of the Holders of 100% in liquidation amount of the Securities, consolidate, amalgamate or merge with or into, or be replaced by, any other entity or permit any other entity to consolidate, amalgamate or merge with or into, or replace, it if such consolidation, amalgamation, merger or replacement would cause the Trust or Successor Entity to be classified as other than a grantor trust for United States federal income tax purposes.

                                   ARTICLE IV
                                     SPONSOR

SECTION 4.1 SPONSOR'S PURCHASE OF COMMON SECURITIES.

     The Sponsor will purchase all the Common Securities issued by the Trust, in an amount at least equal to 3% of the capital of the Trust, at the same time as the Preferred Securities are sold. If any additional Securities are issued pursuant to the exercise of any Overallotment Option, then the Sponsor shall purchase, on the date of such issuance, an additional number of Common Securities such that the aggregate liquidation amount of the Common Securities to be held by the Sponsor, upon such issuance and purchase, will equal at least 3% of the total capital of the Trust.

SECTION 4.2 RESPONSIBILITIES OF THE SPONSOR.

     In connection with the issue and sale of the Preferred Securities, the Sponsor shall have the right and responsibility to engage in the following activities and to execute on behalf of the Trust the documents referred to in subsections (a) through (e) of this SECTION 4.2:

     (a) to prepare, execute and file with the Commission a registration statement on Form S-3 in relation to the Preferred Securities, including any amendments thereto;

     (b) to determine the States in which to take appropriate action to qualify or register for sale all or part of the Preferred Securities and to prepare, execute and file such documents as the Sponsor deems necessary or advisable in order to comply with the applicable laws of any such States;

     (c) to prepare, execute and file an application to the New York Stock Exchange or any other national stock exchange or the Nasdaq National Market for listing upon notice of issuance of any Preferred Securities;

     (d) to prepare, execute and file with the Commission a registration statement on Form 8-A relating to the registration of the Preferred Securities under Section 12(b) of the Exchange Act, including any amendments thereto; and

     (e) to negotiate the terms of and execute and deliver the Underwriting Agreement providing for the sale of the Preferred Securities.

SECTION 4.3 EXPENSES.

     (a) The Sponsor shall be directly responsible for and pay for all (and the Trust shall not be obligated to pay, directly or indirectly, for any) debts and obligations (other than with respect to the Securities) and all costs and expenses of the Trust, including, without limitation, the costs and expenses relating to the organization of the Trust, the issuance of the Preferred Securities, the fees and expenses of the Property Trustee and the Delaware Trustee, the costs and expenses related to the operation of the Trust, including, without limitation, the costs and expenses of accountants, attorneys, statistical or bookkeeping services, expenses of printing and engraving, Paying Agents(s), registrar(s), transfer agent(s), duplicating, travel, telephone and costs and expenses incurred in connection with the disposition of Trust assets.

     (b) The Sponsor will pay any and all taxes and all liabilities, costs and expenses with respect to such taxes of the Trust.

                                   ARTICLE V
                                    TRUSTEES

SECTION 5.1 NUMBER OF TRUSTEES.

     The number of Trustees shall initially be three (3), and:

     (a) at any time before the issuance of any Securities, the Sponsor may, by written instrument, increase or decrease the number of Trustees;

     (b) after the issuance of any Securities the number of Trustees may be increased or decreased by vote of the Holders of a Majority in liquidation amount of the Common Securities voting as a class at a meeting of the Holders of the Common Securities, provided that at all times the number of Trustees shall be at least three (3) (the majority of which shall be Regular Trustees); and

     (c) if there are only three Trustees, the Trustee that acts as Property Trustee shall also act as Delaware Trustee pursuant to SECTION 5.2.

SECTION 5.2 DELAWARE TRUSTEE; ELIGIBILITY.

     If required by the Business Trust Act, one Trustee (the "DELAWARE TRUSTEE") shall be:

     (a)  a natural person who is a resident of the State of Delaware; or

     (b) if not a natural person, an entity which has its principal place of business in the State of Delaware, and otherwise meets the requirements of applicable law; provided that if the Property Trustee has its principal place of business in the State of Delaware and otherwise meets the requirements of applicable law, then the Property Trustee shall also be the Delaware Trustee and SECTION 3.11 shall have no application.

SECTION 5.3 PROPERTY TRUSTEE; ELIGIBILITY.

     (a) There shall at all times be one Trustee which shall act as Property Trustee which shall:

          (i)  not be an Affiliate of the Sponsor;

          (ii) be a corporation organized and doing business under the laws of the United States of America or any State or Territory thereof or of the District of Columbia, or a corporation or Person permitted by the Commission to act as an institutional trustee under the Trust Indenture Act, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least 50 million U.S. dollars ($50,000,000), and subject to supervision or examination by Federal, State, Territorial or District of Columbia authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the supervising or examining authority referred to above, then for the purposes of this SECTION 5.3(a)(ii), the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published; and

         (iii) if the Trust is excluded from the definition of an Investment Company solely by means of Rule 3a-7 and, to the extent Rule 3a-7 requires a trustee having certain qualifications to hold title to the "eligible assets" of the Trust, the Property Trustee shall possess those qualifications.

     (b) If at any time the Property Trustee shall cease to be eligible to so act under SECTION 5.3(a), the Property Trustee shall immediately resign in the manner and with the effect set out in SECTION 5.6(c).

     (c) If the Property Trustee has or shall acquire any "conflicting interest" within the meaning of Section 310(b) of the Trust Indenture Act, the Property Trustee and the Holders of the Common Securities (as if it were the obligor referred to in Section 310(b) of the Trust Indenture Act) shall in all respects comply with the provisions of Section 310(b) of the Trust Indenture Act.

     (d) The Preferred Securities Guarantee shall be deemed to be specifically described in this Declaration for purposes of clause (i) of the first provision contained in Section 310(b) of the Trust Indenture Act.

SECTION 5.4 QUALIFICATIONS OF REGULAR TRUSTEES AND DELAWARE TRUSTEE GENERALLY.

     Each Regular Trustee and the Delaware Trustee (unless the Property Trustee also acts as Delaware Trustee) shall be either a natural person who is at least 21 years of age or a legal entity that shall act through one or more Authorized Officers.

SECTION 5.5 INITIAL TRUSTEES.

     The initial Regular Trustees shall be:

          Merle Lewis
          125 S. Dakota Avenue
          Suite 1100
          Sioux Falls, South Dakota  57104

          Richard Hylland
          125 S. Dakota Avenue
          Suite 1100
          Sioux Falls, South Dakota  57104

     The initial Delaware Trustee shall be:

          Wilmington Trust Company
          Rodney Square North
          1100 N. Market Street
          Wilmington, Delaware  19890-0001

     The initial Delaware Trustee shall also act as Property Trustee.

SECTION 5.6 APPOINTMENT, REMOVAL AND RESIGNATION OF TRUSTEES.

     (a) Subject to SECTION 5.6(b), Trustees may be appointed or removed without cause at any time:

          (i) until the issuance of any Securities, by written instrument executed by the Sponsor; and

          (ii) after the issuance of any Securities by vote of the Holders of a Majority in liquidation amount of the Common Securities voting as a class at a meeting of the Holders of the Common Securities; provided that if an Event of Default has occurred and is continuing, the Property Trustee and the Delaware Trustee may only be appointed or removed at such time by a vote of the Holders of a Majority in liquidation amount of the Preferred Securities voting as a class at a meeting of the Holders of the Preferred Securities.

     (b) The Trustee that acts as Property Trustee shall not be removed in accordance with SECTION 5.6(a) until:

          (i) a successor Property Trustee has been appointed and has accepted such appointment by written instrument executed by such successor Property Trustee and delivered to the Regular Trustees and the Sponsor; and

          (ii) unless such successor Property Trustee shall also serve as Delaware Trustee, a successor Trustee possessing the qualifications to act as Delaware Trustee under SECTIONS 5.2 and
               5.4 has been appointed and has accepted such appointment by written instrument executed by such successor Delaware Trustee and delivered to the Regular Trustees and the Sponsor.

     (c) A Trustee appointed to office shall hold office until his successor shall have been appointed or until his death, retirement, removal, bankruptcy, dissolution, liquidation, resignation, incompetence or incapacity to perform the duties of a Trustee. Any Trustee may resign from office (without need for prior or subsequent accounting) by an instrument in writing signed by the Trustee and delivered to the Sponsor and the Trust, which resignation shall take effect upon such delivery or upon such later date as is specified therein; PROVIDED, HOWEVER, that:

          (i) no such resignation of the Trustee that acts as the Property Trustee shall be effective:

               (A) until a successor Property Trustee has been appointed and has accepted such appointment by instrument executed by such successor Property Trustee and delivered to the Trust, the Sponsor and the resigning Property Trustee; or

               (B) if the Trust is not deemed an Investment Company solely by reason of Rule 3a-7, until the assets of the Trust have been completely liquidated and the proceeds thereof distributed to the Holders of the Securities; and

          (ii) no such resignation of the Trustee that acts as the Delaware Trustee shall be effective until a successor Delaware Trustee has been appointed and has accepted such appointment by instrument executed by such successor

               Delaware Trustee and delivered to the Trust, the Sponsor and the resigning Delaware Trustee.

     (d) The Holders of the Common Securities shall use their best efforts to appoint promptly a successor Delaware Trustee or successor Property Trustee, as the case may be, if the Delaware Trustee or the Property Trustee delivers an instrument of resignation in accordance with this
          SECTION 5.6.

     (e) If no successor Property Trustee or successor Delaware Trustee shall have been appointed and accepted appointment as provided in this
          SECTION 5.6 within 60 days after delivery to the Sponsor and the Trust of an instrument of resignation, the resigning Property Trustee or Delaware Trustee, as applicable, may petition any court of competent jurisdiction for appointment of a successor Property Trustee or successor Delaware Trustee. Such court may thereupon, after causing to be given such notice, if any, as it may deem proper and prescribe, appoint a successor Property Trustee or successor Delaware Trustee, as the case may be.

SECTION 5.7 VACANCIES AMONG TRUSTEES.

     If a Trustee ceases to hold office for any reason and the number of Trustees is not reduced pursuant to SECTION 5.1, or if the number of Trustees is increased pursuant to SECTION 5.1, a vacancy shall occur. A resolution certifying the existence of such vacancy by a majority of the Regular Trustees shall be conclusive evidence of the existence of such vacancy. The vacancy shall be filled with a Trustee appointed in accordance with SECTION 5.6.

SECTION 5.8 EFFECT OF VACANCIES.

     The death, resignation, retirement, removal, bankruptcy, dissolution, liquidation, incompetence or incapacity to perform the duties of a Trustee shall not operate to dissolve, terminate or annul the Trust. Whenever a vacancy in the number of Regular Trustees shall occur, until such vacancy is filled by the appointment of a Regular Trustee in accordance with SECTION 5.6, the Regular Trustees in office, regardless of their number, shall have all the powers granted to the Regular Trustees and shall discharge all the duties imposed upon the Regular Trustees by this Declaration.

SECTION 5.9 MEETINGS.

     Meetings of the Regular Trustees shall be held from time to time upon the call of any Regular Trustee. Regular meetings of the Regular Trustees may be held at a time and place fixed by resolution of the Regular Trustees. Notice of any in-person meetings of the Regular Trustees shall be hand delivered or otherwise delivered in writing (including by facsimile, with a hard copy by overnight courier) not less than 48 hours before such meeting. Notice of any telephonic meetings of the Regular Trustees or any committee thereof shall be hand delivered or otherwise delivered in writing (including by facsimile, with a hard copy by overnight courier) not less than 24 hours before a meeting. Notices shall contain a brief statement of the time, place and anticipated purposes of the meeting. The presence (whether in person or by telephone) of a

Regular Trustee at a meeting shall constitute a waiver of notice of such meeting except where a Regular Trustee attends a meeting for the express purpose of objecting to the transaction of any activity on the ground that the meeting has not been lawfully called or convened. Unless provided otherwise in this Declaration, any action of the Regular Trustees may be taken at a meeting by vote of a majority of the Regular Trustees present (whether in person or by telephone) and eligible to vote with respect to such matter, provided that a Quorum is present, or without a meeting and without prior notice by the unanimous written consent of the Regular Trustees.

SECTION 5.10 DELEGATION OF POWER.

     (a) Any Regular Trustee may, by power of attorney consistent with applicable law, delegate to any other natural person over the age of 21 his or her power for the purpose of executing any documents contemplated in SECTION 3.6, including any governmental filing; and

     (b) the Regular Trustees shall have power to delegate from time to time to such of their number or to officers of the Trust the doing of such things and the execution of such instruments either in the name of the Trust or the names of the Regular Trustees or otherwise as the Regular Trustees may deem expedient, to the extent such delegation is not prohibited by applicable law or contrary to the provisions of the Trust, as set forth herein.

                                   ARTICLE VI
                                  DISTRIBUTIONS

SECTION 6.1 DISTRIBUTIONS.

     Holders shall receive Distributions in accordance with the applicable terms of the Securities (a "DISTRIBUTION"). Distributions shall be made on the Preferred Securities and the Common Securities in accordance with the preferences set forth in their respective terms. If and to the extent that the Debenture Issuer makes a payment of interest (including Compounded Interest and Additional Sums (each as defined in the Indenture)), premium of and principal on the Debentures held by the Property Trustee (the amount of any such payment being a "PAYMENT AMOUNT"), the Property Trustee shall and is directed, to the extent funds are legally available for that purpose, to make a Distribution of the Payment Amount to Holders.

                                  ARTICLE VII
                             ISSUANCE OF SECURITIES

SECTION 7.1 GENERAL PROVISIONS REGARDING SECURITIES.

     (a) The Trust shall issue one class of preferred securities representing undivided beneficial interests in the assets of the Trust having such terms as are set forth in EXHIBIT A and incorporated herein by reference (the "PREFERRED SECURITIES") and one class of common securities representing undivided beneficial interests in the assets of the

          Trust having such terms as are set forth in EXHIBIT A (the "COMMON SECURITIES"). The Trust shall issue no securities or other interests in the assets of the Trust other than the Preferred Securities and the Common Securities.

     (b) The Certificates shall be signed on behalf of the Trust by any Regular Trustee. Such signatures may be by manual or facsimile signatures. Typographical and other minor errors or defects in the reproduction of any such signature shall not affect the validity of any Certificate. In case any Regular Trustee who shall have signed any Certificates shall cease to be a Regular Trustee before such Certificates shall be delivered by the Trust, such Certificates nevertheless may be delivered as though the Person who signed such Certificates had not ceased to be a Regular Trustee; and any Certificate may be signed on behalf of the Trust by such Persons who, at the actual date of execution of such Security, shall be the Regular Trustees of the Trust, even if such Person was not a Regular Trustee as of the date of this Declaration. Each Preferred Security shall be dated the date of its authentication. Certificates shall be printed, lithographed or engraved or may be produced in any other manner as is reasonably acceptable to the Regular Trustees, as evidenced by their execution thereof, and may have such letters, numbers or other marks of identification or designation and such legends or endorsements as the Regular Trustees may deem appropriate, or as may be required to comply with any law or with any rule or regulation of any stock exchange on which any Securities may be listed, or to conform to usage.

     (c) The consideration received by the Trust for the issuance of the Securities shall constitute a contribution to the capital of the Trust and shall not constitute a loan to the Trust.

     (d) Upon issuance of the Securities as provided in this Declaration, the Securities so issued shall be deemed to be validly issued, fully paid and non-assessable (except with respect to the Common Securities, as provided in SECTION 10.1(b)).

     (e) Every Person, by virtue of having become a Holder or a Preferred Security Beneficial Owner in accordance with the terms of this Declaration, shall be deemed to have expressly assented and agreed to the terms of, and shall be bound, by this Declaration, the Preferred Securities Guarantee and the Indenture.

SECTION 7.2 AUTHENTICATION

     (a) A Preferred Security or a Common Security shall not be valid until authenticated by the manual signature of an authorized signatory of the Property Trustee. The signature shall be conclusive evidence that the Preferred Security or the Common Security, respectively, has been authenticated under this Declaration.

     (b) Upon a written order of the Trust signed by one Regular Trustee, the Property Trustee shall authenticate the Preferred Securities and the Common Securities for original issue. The aggregate number of Preferred Securities outstanding at any time shall not exceed the number set forth in the Terms of Exhibit A hereto.

     (c) The Property Trustee may appoint an authenticating agent acceptable to the Trust to authenticate Preferred Securities and Common Securities. An authenticating agent may authenticate Preferred Securities and Common Securities whenever the Property Trustee may do so. Each reference in this Declaration to authentication by the Property Trustee includes authentication by such agent. An authenticating agent has the same rights as the Property Trustee to deal with the Sponsor or an Affiliate.

SECTION 7.3 RIGHTS OF HOLDERS.

     (a) If the Property Trustee fails to enforce its rights under this Declaration or the Debentures, any Holder of Preferred Securities may, to the fullest extent permitted by law, institute a legal proceeding against the Debenture Issuer to enforce the Property Trustee's rights under the Declaration or the Debentures without first instituting any legal proceeding against the Property Trustee or any other Person.

     (b) For as long as any Preferred Securities remain outstanding, to the fullest extent permitted by law and subject to the terms of this Declaration and the Indenture, upon an Event of Default, any Holder of Preferred Securities shall have the right to institute a proceeding directly against the Debenture Issuer, pursuant to Article X of the Fourth Supplemental Indenture, for enforcement of payment to such Holder of any amount payable in respect of Debentures having an aggregate principal amount equal to the aggregate liquidation amount of the Preferred Securities of such Holder.

SECTION 7.4 SUBORDINATION OF COMMON SECURITIES.

     Payment of Distributions on, and the Redemption Price of, the Preferred Securities and Common Securities, as applicable, will be made pro rata based on the liquidation amount of such Preferred Securities and Common Securities. However, if on any date on which a Distribution is to be made, or any Redemption Date, an Event of Default has occurred and is continuing, no payment of any Distribution on, or Redemption Price of, any of the Common Securities, and no other payment on account of the redemption, liquidation or other acquisition of such Common Securities, shall be made unless payment in full in cash of all accumulated and unpaid Distributions on all the outstanding Preferred Securities for all Distribution periods terminating on or prior thereto, or in the case of payment of the Redemption Price the full amount of such Redemption Price on all the outstanding Preferred Securities then called for redemption, shall have been made or provided for, and all funds available to the Property Trustee shall first be applied to the payment in full in cash of all Distributions on, or the Redemption Price of, the Preferred Securities then due and payable.

                                  ARTICLE VIII
                              TERMINATION OF TRUST

SECTION 8.1 TERMINATION OF TRUST.

     (a)  The Trust shall dissolve upon the first to occur of:

          (i) the bankruptcy of the Holder of the Common Securities, the Sponsor or the Debenture Issuer;

          (ii) the filing of a certificate of dissolution or its equivalent with respect to the Holder of the Common Securities, the Sponsor or the Debenture Issuer, the revocation of the charter of the Holder of the Common Securities, the Sponsor or the Debenture Issuer and the expiration of 90 days after the date of revocation without a reinstatement thereof;

         (iii) the entry of a decree of judicial dissolution of the Holder of the Common Securities, the Sponsor, the Debenture Issuer or the Trust;

          (iv) the repayment of all of the Securities in connection with the redemption of all of the Debentures;

          (v) the written direction to the Property Trustee from all of the Holders of the Common Securities at any time to dissolve the Trust and, subject to EXHIBIT A attached hereto, to distribute the Debentures to the Holders of the Securities in exchange for the Securities (which direction is optional and wholly within the discretion of the Holders of the Common Securities);

          (vi) before the issuance of any Securities, the written consent of all of the Regular Trustees and the Sponsor; or

         (vii) the expiration of the term of the Trust as provided in SECTION 3.14.

     (b) As soon as is practicable after the occurrence of an event referred to in SECTION 8.1(a) and after the completion of the winding up of the Trust, the Trustees shall file a certificate of cancellation with the Secretary of State of the State of Delaware.

     (c) The provisions of SECTION 3.9 and Article Ten shall survive the termination of the Trust.

                                   ARTICLE IX
                              TRANSFER OF INTERESTS

SECTION 9.1 TRANSFER OF SECURITIES.

     (a) Securities may only be transferred, in whole or in part, in accordance with the terms and conditions set forth in this Declaration and in the terms of the Securities. To the fullest extent permitted by applicable law, any transfer or purported transfer of any Security not made in accordance with this Declaration shall be null and void.

     (b) Subject to this Article Nine, Preferred Securities shall be freely transferable.

     (c) Subject to this Article Nine, the Sponsor and any Related Party may only transfer Common Securities to (i) the Sponsor or a Related Party of the Sponsor; PROVIDED THAT, any such transfer is subject to the condition precedent that the transferor obtain the written opinion of nationally recognized independent counsel experienced in such matters that such transfer would not cause more than an insubstantial risk that:

               (A) the Trust would be classified for United States federal income tax purposes as an association taxable as a corporation or a partnership and each Holder of Securities would not be treated as owning an undivided beneficial interest in the Debentures; and

               (B) the Trust or the transferee would be an Investment Company or would be controlled by an Investment Company; or

          (ii) any successor to the Sponsor pursuant to Section 802 of the Indenture.

SECTION 9.2 TRANSFER OF CERTIFICATES.

     The Regular Trustees shall provide for the registration of Certificates and of transfers of Certificates, which will be effected without charge but only upon payment (with such indemnity as the Regular Trustees may require) in respect of any tax or other government charges which may be imposed in relation to it. Upon surrender for registration of transfer of any Certificate, the Property Trustee shall authenticate and the Regular Trustees shall cause one or more new Certificates to be issued in the name of the designated transferee or transferees. Every Certificate surrendered for registration of transfer shall be accompanied by a written instrument of transfer in form satisfactory to the Regular Trustees duly executed by the Holder or such Holder's attorney duly authorized in writing. Each Certificate surrendered for registration of transfer shall be canceled by the Regular Trustees. A transferee of a Certificate shall be entitled to the rights and subject to the obligations of a Holder hereunder upon the receipt by such transferee of a Certificate. By acceptance of a Certificate, each transferee shall be deemed to have agreed to be bound by this Declaration and the documents incorporated by reference herein.

SECTION 9.3 DEEMED SECURITY HOLDERS.

     The Trustees may treat the Person in whose name any Certificate shall be registered on the books and records of the Trust as the sole holder of such Certificate and of the Securities represented by such Certificate for purposes of receiving Distributions and for all other purposes whatsoever and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such Certificate or in the Securities represented by such Certificate on the part of any Person, whether or not the Trust shall have actual or other notice thereof.

SECTION 9.4 BOOK ENTRY INTERESTS.

     Unless otherwise specified in the terms of the Preferred Securities, the Preferred Securities Certificates, on original issuance, will be issued in the form of one or more, fully registered, global Preferred Security Certificates (each a "GLOBAL CERTIFICATE"), to be delivered to DTC, the initial Clearing Agency, by, or on behalf of, the Trust. Such Global Certificates shall initially be registered on the books and records of the Trust in the name of Cede & Co., the nominee of DTC, and no Preferred Security Beneficial Owner will receive a definitive Preferred Security Certificate representing such Preferred Security Beneficial Owner's interests in such Global Certificates, except as provided in
SECTION 9.7. Unless and until definitive, fully registered Preferred Security Certificates (the "DEFINITIVE PREFERRED SECURITY CERTIFICATES") have been issued to the Preferred Security Beneficial Owners pursuant to SECTION 9.7:

     (a)  the provisions of this SECTION 9.4 shall be in full force and effect;

     (b) the Trust and the Trustees shall be entitled to deal with the Clearing Agency for all purposes of this Declaration (including the payment of Distributions on the Global Certificates and receiving approvals, votes or consents hereunder) as the Holder of the Preferred Securities and the sole holder of the Global Certificates and shall have no obligation to the Preferred Security Beneficial Owners;

     (c) to the extent that the provisions of this SECTION 9.4 conflict with any other provisions of this Declaration, the provisions of this
          SECTION 9.4 shall control; and

     (d) the rights of the Preferred Security Beneficial Owners shall be exercised only through the Clearing Agency and shall be limited to those established by law and agreements between such Preferred Security Beneficial Owners and the Clearing Agency and/or the Clearing Agency Participants to receive and transmit payments of Distributions on the Global Certificates to such Clearing Agency Participants. DTC will make book entry transfers among the Clearing Agency Participants.

SECTION 9.5 NOTICES TO CLEARING AGENCY.

     Whenever a notice or other communication to the Preferred Security Holders is required under this Declaration, unless and until Definitive Preferred Security Certificates shall have been issued to the Preferred Security Beneficial Owners pursuant to SECTION 9.7, the Regular Trustees shall give all such notices and communications specified herein to be given to the Preferred Security Holders to the Clearing Agency, and shall have no notice obligations to the Preferred Security Beneficial Owners.

SECTION 9.6 APPOINTMENT OF SUCCESSOR CLEARING AGENCY.

     If any Clearing Agency elects to discontinue its services as securities depositary with respect to the Preferred Securities, the Regular Trustees may, in their sole discretion, appoint a successor Clearing Agency with respect to such Preferred Securities.

SECTION 9.7 DEFINITIVE PREFERRED SECURITY CERTIFICATES.

     (a)  If:

          (i) a Clearing Agency notifies the Sponsor that it is unwilling or unable to continue its services as securities depositary with respect to the Preferred Securities and a successor Clearing Agency is not appointed pursuant to SECTION 9.6 within 90 days after such discontinuance;

          (ii) a Clearing Agency ceases to be registered under the Exchange Act at a time the Clearing Agency is required to be so registered to act as such depository and a successor Clearing Agency is not appointed pursuant to SECTION 9.6 within 90 days after notice of such cessation; or

         (iii) the Regular Trustees elect, with the consent of the Sponsor, to terminate the book entry system through the Clearing Agency with respect to the Preferred Securities;

     then:

          (iv) Definitive Preferred Security Certificates shall be prepared by the Regular Trustees on behalf of the Trust with respect to such Preferred Securities and be duly executed by the Trust and authenticated by the Property Trustee as herein provided; and

          (v) upon surrender of the Global Certificates by the Clearing Agency, accompanied by registration instructions, the Regular Trustees shall cause Definitive Preferred Security Certificates to be delivered to Preferred Security Beneficial Owners in accordance with the instructions of the Clearing Agency. Neither the Trustees nor the Trust shall be liable for any delay in delivery of such instructions and each of them may conclusively rely on and shall be protected in relying on, said instructions of the Clearing Agency.

     (b) The Definitive Preferred Security Certificates shall be printed, lithographed or engraved or may be produced in any other manner as is reasonably acceptable to the Regular Trustees, as evidenced by their execution thereof, and may have such letters, numbers or other marks of identification or designation and such legends or endorsements as the Regular Trustees may deem appropriate, or as may be required to comply with any law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange on which Preferred Securities may be listed, or to conform to usage.

SECTION 9.8 MUTILATED, DESTROYED, LOST OR STOLEN CERTIFICATES.

     If:

     (a) any mutilated Certificates should be surrendered to the Regular Trustees, or if the Regular

          Trustees shall receive evidence to their satisfaction of the destruction, loss or theft of any Certificate; and

     (b) there shall be delivered to the Regular Trustees such security or indemnity as may be required by them to keep each of the Trustees, the Sponsor or any authenticating agent harmless,

then, in the absence of notice that such Certificate shall have been acquired by a bona fide purchaser, any Regular Trustee on behalf of the Trust shall execute and deliver, and the Property Trustee shall authenticate, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like denomination, if the Property Trustee's and the Trust's requirements, as the case may be, are met. In connection with the issuance of any new Certificate under this SECTION 9.8, the Regular Trustees may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith. Any duplicate Certificate issued pursuant to this Section shall constitute conclusive evidence of an ownership interest in the relevant Securities, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

                                   ARTICLE X
                      LIMITATION OF LIABILITY OF HOLDERS OF
                         SECURITIES, TRUSTEES AND OTHERS

SECTION 10.1 LIABILITY.

     (a) Except as expressly set forth in this Declaration, the Preferred Securities Guarantee, the Common Securities Guarantee and the terms of the Securities, the Sponsor shall not be:

          (i) personally liable for the return of any portion of the capital contributions (or any return thereon) of the Holders of the Securities, which shall be made solely from assets of the Trust; or

          (ii) required to pay to the Trust or to any Holder of Securities any deficit upon dissolution of the Trust or otherwise.

     (b) Pursuant to Section 3803(a) of the Business Trust Act, the Holder of the Common Securities shall be liable for all of the debts and obligations of the Trust (other than with respect to the Securities) to the extent not satisfied out of the Trust's assets.

     (c) Pursuant to Section 3803(a) of the Business Trust Act, the Holders of the Preferred Securities shall be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware.

SECTION 10.2 EXCULPATION.

     (a) No Indemnified Person shall be liable, responsible or accountable in damages or otherwise to the Trust or any Covered Person for any loss, damage or claim incurred by reason of any act or omission performed or omitted by such Indemnified Person in good faith on behalf of the Trust and in a manner such Indemnified Person reasonably believed to be within the scope of the authority conferred on such Indemnified Person by this Declaration or by law, except that an Indemnified Person shall be liable for any such loss, damage or claim incurred by reason of such Indemnified Person's gross negligence (or, in the case of the Property Trustee, except as otherwise set forth in SECTION 3.9) or willful misconduct with respect to such acts or omissions.

     (b) An Indemnified Person shall be fully protected in relying in good faith upon the records of the Trust and upon such information, opinions, reports or statements presented to the Trust by any Person as to matters the Indemnified Person reasonably believes are within such other Person's professional or expert competence and who has been selected with reasonable care by or on behalf of the Trust, including information, opinions, reports or statements as to the value and amount of the assets, liabilities, profits, losses, or any other facts pertinent to the existence and amount of assets from which Distributions to Holders of Securities might properly be paid.

SECTION 10.3 FIDUCIARY DUTY.

     (a) To the extent that, at law or in equity, an Indemnified Person has duties (including fiduciary duties) and liabilities relating thereto to the Trust or to any other Covered Person, an Indemnified Person acting under this Declaration shall not be liable to the Trust or to any other Covered Person for its good faith reliance on the provisions of this Declaration. The provisions of this Declaration, to the extent that they restrict the duties and liabilities of an Indemnified Person otherwise existing at law or in equity (other than the duties imposed on the Property Trustee under the Trust Indenture Act), are agreed by the parties hereto to replace such other duties and liabilities of such Indemnified Person.

     (b)  Unless otherwise expressly provided herein:

          (i) whenever a conflict of interest exists or arises between an Indemnified Person and any Covered Person; or

          (ii) whenever this Declaration or any other agreement contemplated herein or therein provides that an Indemnified Person shall act in a manner that is, or provides terms that are, fair and reasonable to the Trust or any Holder of Securities, the Indemnified Person shall resolve such conflict of interest, take such action or provide such terms, considering in each case the relative interest of each party (including its own interest) to such conflict, agreement, transaction or situation and the benefits and burdens relating to such interests, any customary or accepted industry practices and any applicable generally accepted accounting practices or principles. In the absence of bad faith by the Indemnified Person, the resolution, action or term so made, taken or provided by the Indemnified Person shall not constitute a breach of this Declaration or any other agreement contemplated herein or of any duty or obligation of the Indemnified Person at law or in equity or otherwise.

     (c) Whenever in this Declaration an Indemnified Person is permitted or required to make a decision

          (i) in its "discretion" or under a grant of similar authority, the Indemnified Person shall be entitled to consider such interests and factors as it desires, including its own interests, and shall have no duty or obligation to give any consideration to any interest of or factors affecting the Trust or any other Person; or

          (ii) in its "good faith" or under another express standard, the Indemnified Person shall act under such express standard and shall not be subject to any other or different standard imposed by this Declaration or by applicable law.

SECTION 10.4 INDEMNIFICATION.

     (a) To the fullest extent permitted by applicable law, the Sponsor shall indemnify and hold harmless each Indemnified Person from and against any loss, damage, liability, tax, penalty, expense or claim of any kind or nature whatsoever incurred by such Indemnified Person by reason of the creation, operation, dissolution or termination of the Trust or any act or omission performed or omitted by such Indemnified Person in good faith on behalf of the Trust and in a manner such Indemnified Person reasonably believed to be within the scope of authority conferred on such Indemnified Person by this Declaration, except that no Indemnified Person shall be entitled to be indemnified in respect of any loss, damage or claim incurred by such Indemnified Person by reason of gross negligence (or, in the case of the Property Trustee, except as otherwise set forth in SECTION 3.9) or willful misconduct with respect to such acts or omissions.

     (b) To the fullest extent permitted by applicable law, expenses (including legal fees) incurred by an Indemnified Person in defending any claim, demand, action, suit or proceeding shall, from time to time, be advanced by the Sponsor prior to the final disposition of such claim, demand, action, suit or proceeding upon receipt by the Sponsor of an undertaking by or on behalf of the Indemnified Person to repay such amount if it shall be determined that the Indemnified Person is not entitled to be indemnified as authorized in SECTION 10.4(a). This Section shall survive the termination of this Declaration or the earlier removal or resignation of any of the Trustees.

SECTION 10.5 OUTSIDE BUSINESSES.

     Any Covered Person, the Sponsor, the Debenture Issuer, the Delaware Trustee and, subject to SECTION 5.3(c), the Property Trustee may engage in or possess an interest in other business ventures of any nature or description, independently or with others, similar or dissimilar to the business of the Trust, and the Trust and the Holders of Securities shall have no rights by virtue of this Declaration in and to such independent ventures or the income or profits derived therefrom, and the pursuit of any such venture, even if competitive with the business of the Trust, shall not be deemed wrongful or improper. No Covered Person, the Sponsor, the Debenture Issuer, the Delaware Trustee or the Property Trustee shall be obligated to present any particular investment or other opportunity to the Trust even if such opportunity is of a character that, if presented to the Trust, could be taken by the Trust, and any Covered Person, the Sponsor, the Debenture Issuer, the Delaware Trustee and the Property Trustee shall have the right to take for its own account (individually or as a partner or fiduciary) or to recommend to others any such particular investment or other opportunity. Any Covered Person, the Delaware Trustee and the Property Trustee may engage or be interested in any financial or other transaction with the Sponsor or any Affiliate of the Sponsor, or may act as depositary for, trustee or agent for, or act on any committee or body of holders of, securities or other obligations of the Sponsor or its Affiliates.

                                   ARTICLE XI
                                   ACCOUNTING

SECTION 11.1 FISCAL YEAR.

     The fiscal year of the Trust shall be the calendar year, or such other year as is required by the Code.

SECTION 11.2 CERTAIN ACCOUNTING MATTERS.

     (a) At all times during the existence of the Trust, the Regular Trustees shall keep, or cause to be kept, full books of account, records and supporting documents, which shall reflect in reasonable detail each transaction of the Trust. The books of account shall be maintained on the accrual method of accounting, in accordance with generally accepted accounting principles, consistently applied. The Trust shall use the accrual method of accounting for United States federal income tax purposes. The books of account and the records of the Trust shall be examined by and reported upon as of the end of each fiscal year by a firm of independent certified public accountants selected by the Regular Trustees.

     (b) The Regular Trustees shall cause to be prepared and delivered to each Holder of Securities, within 90 days after the end of each fiscal year of the Trust, annual financial statements of the Trust, including a balance sheet of the Trust as of the end of such fiscal year, and the related statements of income or loss.

     (c) The Regular Trustees shall cause to be duly prepared and delivered to each Holder of Securities any United States federal income tax information statement required by the Code, containing such information with regard to the Securities held by such

          Holder as is required by the Code and the Treasury Regulations. Notwithstanding any right under the Code to deliver any such statement at a later date, the Regular Trustees shall endeavor to deliver all such statements within 30 days after the end of each fiscal year of the Trust.

     (d) The Regular Trustees shall cause to be duly prepared and filed with the appropriate taxing authority an annual United States federal income tax return on such form as is required by United States federal income tax law and any other annual income tax returns required to be filed by the Regular Trustees on behalf of the Trust with any state or local taxing authority.

SECTION 11.3 BANKING.

     The Trust shall maintain one or more bank accounts in the name and for the sole benefit of the Trust; PROVIDED, HOWEVER, that all payments of funds in respect of the Debentures held by the Property Trustee shall be made directly to the Property Trustee Account, and no other funds of the Trust shall be deposited in the Property Trustee Account. The sole signatories for such accounts shall be designated by the Regular Trustees; PROVIDED, HOWEVER, that the Property Trustee shall designate the sole signatories for the Property Trustee Account.

SECTION 11.4 WITHHOLDING.

     The Trust and the Regular Trustees shall comply with all withholding requirements under United States federal, state and local law. The Trust shall request, and the Holders shall provide to the Trust, such forms or certificates as are necessary to establish an exemption from withholding with respect to each Holder and any representations and forms as shall reasonably be requested by the Trust to assist it in determining the extent of, and in fulfilling, its withholding obligations. The Regular Trustees shall file required forms with applicable jurisdictions and, unless an exemption from withholding is properly established by a Holder, shall remit amounts withheld with respect to the Holder to applicable jurisdictions. To the extent that the Trust is required to withhold and pay over any amounts to any authority with respect to distributions or allocations to any Holder, the amount withheld shall be deemed to be a distribution in the amount of the withholding to the Holder. In the event of any claimed over-withholding, to the fullest extent permitted by law, Holders shall be limited to an action against the applicable jurisdiction. If the amount required to be withheld was not withheld from actual Distributions made, the Trust may reduce subsequent Distributions by the amount of such withholding.

                                  ARTICLE XII
                             AMENDMENTS AND MEETINGS

SECTION 12.1 AMENDMENTS.

     (a) Except as otherwise provided in this Declaration or by any applicable terms of the Securities, this Declaration may be amended by, and only by, a written instrument approved and executed by the Regular Trustees (or, if there are more than two Regular Trustees, by a majority of the Regular Trustees); PROVIDED, HOWEVER, that:

          (i) no amendment or modification shall be made, and any such purported amendment or modification shall be void and ineffective, to the extent the result thereof would be to

               (A) cause the Trust to be classified as other than a grantor trust for purposes of United States federal income taxation as confirmed by an opinion of counsel;

               (B) affect the powers, rights, duties, obligations or immunities of the Property Trustee or the Delaware Trustee (unless such amendment is consented to in writing by the Property Trustee or the Delaware Trustee, as the case may be); or

               (C) cause the Trust to be deemed an Investment Company that is required to be registered under the Investment Company Act;

          (ii) at such time after the Trust has issued any Securities that remain outstanding, any amendment that would (A) materially adversely affect the rights, privileges or preferences of any Holder of Securities or (B) provide for the dissolution or winding-up of the Trust other than pursuant to this Declaration may be effected only with such additional requirements as may be set forth in the terms of such Securities shall require the approval of 66 2/3% in liquidation amount of the Preferred Securities affected thereby, voting together as a single class;

         (iii) Article Four shall not be amended without the consent of the Holders of a Majority in liquidation amount of the Common Securities; and

          (iv) the rights of the holders of the Common Securities under Article Five to increase or decrease the number of, and appoint and remove Trustees shall not be amended without the consent of the Holders of a Majority in liquidation amount of the Common Securities (except to the extent such amendment relates to the rights of the Holders of the Preferred Securities with respect to the Property Trustee, in which case such amendment may only be made in accordance with the terms of the Preferred Securities).

     (b) Subject to SECTION 12.1(a)(ii), this Declaration may be amended without the consent of the Holders of the Securities to:

          (i)  cure any ambiguity;

          (ii) correct or supplement any provision in this Declaration that may be defective or inconsistent with any other provision of this Declaration;

         (iii) add to the covenants, restrictions or obligations of the Sponsor; and

          (iv) conform to any change in Rule 3a-7 or written change in interpretation or application of Rule 3a-7 by any legislative body, court, government agency or regulatory authority, which amendment does not have a material adverse effect on the right, preferences or privileges of the Holders of the Securities.

SECTION 12.2 MEETINGS OF THE HOLDERS OF SECURITIES; ACTION BY WRITTEN CONSENT.

     (a) Meetings of the Holders of any class of Securities may be called at any time by the Regular Trustees (or as provided in the terms of the Securities) to consider and act on any matter on which the Holders of such class of Securities are entitled to act under the terms of this Declaration, the terms of the Securities or the rules of any stock exchange on which any Securities are listed or admitted for trading. The Regular Trustees shall call a meeting of the Holders of any class of Securities, if directed to do so by the Holders of at least 10% in liquidation amount of such class of Securities. Such direction shall be given by delivering to the Regular Trustees one or more written notices stating that the signing Holders of Securities wish to call a meeting and indicating the general or specific purpose for which the meeting is to be called. Any Holders of Securities directing the Regular Trustees to call a meeting shall specify in writing the Certificates held by the Holders of Securities exercising the right to call a meeting, and only those specified shall be counted for purposes of determining whether the required percentage set forth in the second sentence of this paragraph has been met.

     (b) Except to the extent otherwise provided in the terms of the Securities, the following provisions shall apply to meetings of Holders of Securities:

          (i) Whenever a vote, consent or approval of the Holders of Securities is permitted or required under this Declaration or the rules of any stock exchange on which any Securities are listed or admitted for trading, such vote, consent or approval may be given at a meeting of the Holders of Securities. Notice of any such meeting shall be given to all the Holders of Securities having a right to vote thereat at least 7 days and not more than 60 days before the date of such meeting. Each such notice will include a statement setting forth the following information (i) the date of such meeting or the date by which such action is to be taken; (ii) a description of any resolution proposed for adoption at such meeting on which such holders are entitled to vote or of such matter upon which written consent is sought; and (iii) instructions for the delivery of proxies or consents. Any action that may be taken at a meeting of the Holders of Securities may be taken without a meeting and without prior notice if a consent in writing setting forth the action so taken is signed by the Holders of Securities owning not less than the minimum amount of Securities in liquidation amount that would be necessary to authorize or take such action at a meeting at which all Holders of Securities having a right to vote thereon were present and voting. Prompt notice of the taking of action without a meeting shall be given to the Holders of Securities entitled to vote who have not consented in writing. The Regular Trustees may specify that any written ballot submitted to the Holder for the purpose of taking any action without a meeting shall be returned to the Trust within the time specified by the Regular Trustees.

          (ii) Each Holder of a Security may authorize any Person to act for it by proxy on all matters in which a Holder of Securities is entitled to participate, including waiving notice of any meeting, or voting or participating at a meeting. No proxy shall be valid after the expiration of 11 months from the date thereof unless otherwise provided in the proxy. Every proxy shall be revocable at the pleasure of the Holder of Securities executing it. Except as otherwise provided herein, all matters relating to the giving, voting or validity of proxies shall be governed by the General Corporation Law of the State of Delaware relating to proxies, and judicial interpretations thereunder, as if the Trust were a Delaware corporation and the Holders of the Securities were stockholders of a Delaware corporation.

         (iii) Each meeting of the Holders of the Securities shall be conducted by the Regular Trustees or by such other Person that the Regular Trustees may designate.

          (iv) Unless the Business Trust Act, this Declaration, the terms of the Securities or the listing rules of any stock exchange on which any Securities are then listed or trading otherwise provides, the Regular Trustees, in their sole discretion, shall establish all other provisions relating to meetings of the Holders of Securities, including notice of the time, place or purpose of any meeting at which any matter is to be voted on by any Holders of Securities, waiver of any such notice, action by consent without a meeting, the establishment of a record date, quorum requirements, voting in person or by proxy or any other matter with respect to the exercise of any such right to vote.

          (v) Any Preferred Securities that are owned by the Debenture Issuer or any of its Affiliates shall not be entitled to vote or consent and shall, for purposes of any vote or consent, be treated as if such Preferred Securities were not issued and outstanding.

                                  ARTICLE XIII
                       REPRESENTATIONS OF PROPERTY TRUSTEE

SECTION 13.1 REPRESENTATIONS AND WARRANTIES OF PROPERTY TRUSTEE.

     The Trustee which acts as initial Property Trustee represents and warrants to the Trust and to the Sponsor at the date of this Declaration, and each successor Property Trustee represents and warrants to the Trust and the Sponsor at the time of the successor Property Trustee's acceptance of its appointment as Property Trustee that:

     (a) The Property Trustee is a Delaware banking corporation with trust powers, duly organized, validly existing and in good standing under the laws of the State of Delaware with trust power and authority to execute and deliver, and to carry out and perform its obligations under the terms of, the Declaration.

     (b) The execution, delivery and performance by the Property Trustee of the Declaration has been duly authorized by all necessary corporate action on the part of the Property Trustee. The Declaration has been duly executed and delivered by the Property Trustee, and it constitutes a legal, valid and binding obligation of the Property Trustee, enforceable against it in accordance with its terms, subject to applicable bankruptcy, reorganization, moratorium, insolvency, and other similar laws affecting creditors' rights generally and to general principles of equity and the discretion of the court (regardless of whether the enforcement of such remedies is considered in a proceeding in equity or at law).

     (c) The execution, delivery and performance of the Declaration by the Property Trustee does not conflict with or constitute a breach of the Articles of Organization or By-laws of the Property Trustee.

     (d) No consent, approval or authorization of, or registration with or notice to, any state or federal banking authority is required for the execution, delivery or performance by the Property Trustee, of the Declaration.

                                  ARTICLE XIV
                                  MISCELLANEOUS

SECTION 14.1 NOTICES.

     All notices provided for in this Declaration shall be in writing, duly signed by the party giving such notice, and shall be delivered, telecopied or mailed by registered or certified mail, as follows:

     (a) if given to the Trust, in care of the Regular Trustees at the Trust's mailing address set forth below (or such other address as the Trust may give notice of to the Holders of the Securities):

                      NORTHWESTERN CAPITAL FINANCING III
                      c/o NorthWestern Corporation
                      125 S. Dakota Avenue
                      Suite 1100
                      Sioux Falls, South Dakota  57104
                      Attention: Richard R. Hylland

     (b) if given to the Property Trustee or the Delaware Trustee, at the mailing address set forth below (or such other address as the Property Trustee or the Delaware Trustee may give notice of to the Holders of the Securities):

                      WILMINGTON TRUST COMPANY
                      Rodney Square North
                      1100 N. Market Street
                      Wilmington, Delaware  19890-0001
                      Attention: Corporate Trust Administration

     (c) if given to the Holder of the Common Securities, at the mailing address of the Sponsor set forth below (or such other address as the Holder of the Common Securities may give notice to the Trust):

                      NORTHWESTERN CORPORATION
                      125 S. Dakota Avenue
                      Suite 1100
                      Sioux Falls, South Dakota  57104
                      Attention: General Counsel

     (d) if given to any other Holder, at the address set forth on the books and records of the Trust.

     All such notices shall be deemed to have been given when received in person, telecopied with receipt confirmed, or mailed by first class mail, postage prepaid, except that if a notice or other document is refused delivery or cannot be delivered because of a changed address of which no notice was given, such notice or other document shall be deemed to have been delivered on the date of such refusal or inability to deliver.

SECTION 14.2 GOVERNING LAW.

     This Declaration and the rights of the parties hereunder shall be governed by and interpreted in accordance with the laws of the State of Delaware and all rights and remedies shall be governed by such laws without regard to principles of conflict of laws.

SECTION 14.3 INTENTION OF THE PARTIES.

     It is the intention of the parties hereto that the Trust not be characterized for United States federal income tax purposes as an association taxable as a corporation or a partnership but rather as a grantor trust or otherwise in a manner that each Holder of Securities be treated as owning an undivided beneficial interest in the Debentures. The provisions of this Declaration shall be interpreted to further this intention of the parties.

SECTION 14.4 HEADINGS.

     Headings contained in this Declaration are inserted for convenience of reference only and do not affect the interpretation of this Declaration or any provision hereof.

SECTION 14.5 SUCCESSORS AND ASSIGNS.

     Whenever in this Declaration any of the parties hereto is named or referred to, the successors and assigns of such party shall be deemed to be included, and all covenants and agreements in this Declaration by the Sponsor and the Trustees shall bind and inure to the benefit of their respective successors and assigns, whether so expressed.

SECTION 14.6 PARTIAL ENFORCEABILITY.

     If any provision of this Declaration, or the application of such provision to any Person or circumstance, shall be held invalid, the remainder of this Declaration, or the application of such provision to Persons or circumstances other than those to which it is held invalid, shall not be affected thereby.

SECTION 14.7 COUNTERPARTS.

     This Declaration may contain more than one counterpart of the signature page, and this Declaration may be executed by the affixing of the signature of each of the Trustees to one of such counterpart signature pages. All of such counterpart signature pages shall be read as though one, and they shall have the same force and effect as though all of the signers had signed a single signature page.



                            [SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, the undersigned has caused these presents to be executed as of the day and year first above written.


                                   NORTHWESTERN CORPORATION
                                   as Sponsor and Debenture Issuer


                                   By: /s/ Kipp D. Orme
                                       -------------------------------
                                       Name:  Kipp D. Orme
                                       Title: Vice President - Finance and Chief
                                              Financial Officer


                                   NORTHWESTERN CAPITAL FINANCING III


                                   By: /s/ Merle Lewis
                                       -------------------------------
                                       Name:  Merle Lewis
                                       Title: Regular Trustee


                                   By: /s/ Richard Hylland
                                       -------------------------------
                                       Name:  Richard Hylland
                                       Title: Regular Trustee


                                   WILMINGTON TRUST COMPANY
                                   as Delaware Trustee and Property Trustee

                                   By: /s/ Anita Dallago
                                       -------------------------------
                                       Name:  Anita Dallago
                                       Title: Financial Services Officer

                                    EXHIBIT A

                               TERMS OF SECURITIES

                                    TERMS OF
                        8.10% TRUST PREFERRED SECURITIES
                          8.10% TRUST COMMON SECURITIES

     Pursuant to SECTION 7.1 of the Amended and Restated Declaration of Trust, dated as of January 31, 2002 (as amended from time to time, the "DECLARATION"), the designation, rights, privileges, restrictions, preferences and other terms and provisions of the Preferred Securities and the Common Securities are set out below (each capitalized term used but not defined herein has the meaning set forth in the Declaration or, if not defined in such Declaration, as defined in the Prospectus referred to below):

DESIGNATION AND NUMBER.

"Preferred Securities." 4,000,000 Preferred Securities of the Trust with an aggregate liquidation amount with respect to the assets of the Trust of $100,000,000 and a liquidation amount with respect to the assets of the Trust of $25 per Preferred Security, are hereby designated for the purposes of identification only as "8.10% Trust Preferred Securities" (the "PREFERRED SECURITIES"). Pursuant to the Overallotment Option, the Trust may within 30 days of the date of the initial issuance, issue up to 600,000 Preferred Securities with an aggregate liquidation amount of up to $15,000,000. The Preferred Security Certificates evidencing the Preferred Securities and the Property Trustee's certificate of authentication, shall be substantially in the form attached hereto as ANNEX I, with such changes and additions thereto or deletions therefrom as may be required by ordinary usage, custom or practice or to conform to the rules of any stock exchange on which the Preferred Securities are listed.

"Common Securities." 123,712 Common Securities of the Trust with an aggregate liquidation amount with respect to the assets of the Trust of $3,092,800 and a liquidation amount with respect to the assets of the Trust of $25 per Common Security, are hereby designated for the purposes of identification only as "8.10% Trust Common Securities" (the "COMMON SECURITIES"). Pursuant to the Overallotment Option, the Trust may within 30 days of the date of the initial issuance, issue up to 18,557 Common Securities with an aggregate liquidation amount of up to $463,925. The Common Security Certificates evidencing the Common Securities shall be substantially in the form attached hereto as Annex II, with such changes and additions thereto or deletions therefrom as may be required by ordinary usage, custom or practice.

DISTRIBUTIONS.

Distributions payable on each Security will be fixed at a rate per annum of 8.10% (the "COUPON RATE") of the stated liquidation amount of $25 per Security, such rate being the rate of interest payable on the Debentures to be held by the Property Trustee. Distributions in arrears for more than one quarter will accumulate additional distributions thereon compounded quarterly at the Coupon Rate (to the extent permitted by applicable law). The term "Distributions" as used herein includes such periodic cash distributions and any such additional distributions payable unless otherwise stated. A Distribution is payable only to the extent that payments are made in respect of the Debentures held by the Property Trustee. The amount of Distributions payable for any period will be computed for any full quarterly Distribution period on the basis of a 360-day year of twelve 30-day months, and for any period shorter than a full quarterly Distribution period on the basis of the actual number of days elapsed in such a 90-day quarterly period.

Distributions on the Securities will be cumulative, will accumulate from their original date of issuance and will be payable quarterly in arrears, on January 15, April 15, July 15, and October 15 of each year, commencing on April 15, 2002, except as otherwise described below. So long as no Event of Default has occurred and is continuing, the Debenture Issuer has the right under the Indenture to defer payments of interest by extending the interest payment period from time to time on the Debentures for a period not exceeding 20 consecutive quarters, but not beyond the stated maturity of the Debentures (each an "EXTENSION PERIOD"), and, as a consequence of such extension, Distributions will also be deferred. Prior to the termination of any such Extension Period, the Debenture Issuer may further extend such Extension Period; provided that such Extension Period together with all such previous and further extensions thereof may not exceed 20 consecutive quarters or extend beyond the stated maturity of the Debentures. If Distributions are deferred, the deferred Distributions, including additional accumulated Distributions thereon at the Coupon Rate compounded quarterly to the extent permitted by law, shall be paid to Holders as they appear on the books and records of the Trust on the first record date after the end of the Extension Period. Upon the termination of any Extension Period and the payment of all amounts then due, the Debenture Issuer may commence a new Extension Period, subject to the above requirements.

Distributions on the Securities will be payable to the Holders thereof as they appear on the books and records of the Trust on the relevant record dates. While the Preferred Securities remain in book-entry only form, the relevant record dates shall be one Business Day prior to the relevant payment dates which payment dates correspond to the interest payment dates on the Debentures. Subject to any applicable laws and regulations and the provisions of the Declaration, each such payment in respect of the Trust Preferred Securities will be made as described under the heading "Description of the Trust Preferred Securities -- Book-Entry Only Issuance -- The Depository Trust Company" in the Prospectus Supplement dated January 24, 2002, to the Prospectus dated July 27, 1999 (together, the "PROSPECTUS") included in the Registration Statement on Form S-3 of the Sponsor, the Debenture Issuer and the Trust. The relevant record dates for the Common Securities, and, if the Preferred Securities shall not continue to remain in book-entry only form, the relevant record dates for the Preferred Securities, shall conform to the rules of any securities exchange on which the securities are listed and, if none, shall be 15 Business Days before the relevant payment dates, which payment dates correspond to the interest payment dates on the Debentures, even if such record date is not a Business Day. Distributions payable on any Securities that are not punctually paid on any Distribution payment date, as a result of the Debenture Issuer having failed to make a payment under the Debentures, will cease to be payable to the Person in whose name such Securities are registered on the relevant record date, and such defaulted Distribution will instead be payable to the Person in whose name such Securities are registered on the special record date or other specified date determined in accordance with the

Indenture. If any date on which Distributions are payable on the Securities is not a Business Day, then payment of the Distribution payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay), except that if such Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date.

In the event that there is any money or other property held by or for the Trust that is not accounted for hereunder, such property shall be distributed Pro Rata (as defined herein) among the Holders of the Securities.

LIQUIDATION DISTRIBUTION UPON DISSOLUTION.

If dissolution of the Trust occurs for any reason other than the repayment of all of the Securities in connection with the redemption of the Debentures, the Regular Trustees shall, after satisfaction of liabilities to creditors of the Trust and obtaining any required Federal Energy Regulatory Commission or state public utility commission approval, cause Debentures held by the Property Trustee, having an aggregate principal amount equal to the aggregate stated liquidation amount of the Securities, with an interest rate equal to the Coupon Rate of, and bearing accrued and unpaid interest in an amount equal to the accumulated and unpaid Distributions on, the Securities, to be distributed to the Holders of the Securities in liquidation of such Holders' interests in the Trust on a Pro Rata basis, as expeditiously as the Property Trustee determines to be possible; provided that, if the foregoing distribution is not practical, Holders will be entitled to receive out of the assets of the Trust available for distribution to Holders, after satisfaction of liabilities to creditors of the Trust as provided by applicable law, an amount equal to the aggregate stated liquidation amount of $25 per Security plus accumulated and unpaid Distributions thereon to the date of payment (the "LIQUIDATION DISTRIBUTION").

If, upon any such dissolution or winding-up of the Trust, the Liquidation Distribution can be paid only in part because the Trust has insufficient assets available to pay in full the aggregate Liquidation Distribution, then the amounts payable directly by the Trust on the Securities shall be paid on a Pro Rata basis. The Holder of Common Securities will be entitled to receive such Liquidation Distribution on a Pro Rata basis, except that if an Event of Default has occurred and is continuing, the Holders of Preferred Securities shall have a priority over the Holder of Common Securities.

On and from the date fixed by the Regular Trustees for any distribution of Debentures and dissolution of the Trust: (i) the Securities will no longer be deemed to be outstanding, (ii) The Depository Trust Company ("DTC") or its nominee (or any successor Clearing Agency or its nominee), as the record Holder of the Preferred Securities, will receive a registered global certificate or certificates representing the Debentures to be delivered upon such distribution with respect to the Preferred Securities held by DTC or its nominee, and (iii) any certificates representing the Securities, except for certificates representing Preferred Securities held by DTC or its nominee (or any successor Clearing Agency or its nominee), will be deemed to represent the Debentures having an aggregate principal amount equal to the aggregate stated liquidation amount of the Securities, with an interest rate equal to the Coupon Rate of, and bearing accrued and unpaid interest in an amount equal to the accumulated and unpaid Distributions on, such Securities until such certificates are presented to the Debenture Issuer or its agent for transfer or reissue.

If the Debentures are distributed to the Holders of the Securities, pursuant to the terms of the Indenture, the Debenture Issuer will use its best efforts to have the Debentures listed on the New York Stock Exchange or on such other exchange as the Preferred Securities were listed on immediately prior to the distribution of the Debentures.

REDEMPTION.

Upon the repayment of the Debentures in whole or in part, whether at maturity or upon earlier redemption, the proceeds from such repayment or redemption shall be thereupon applied to redeem Securities having an aggregate liquidation amount equal to the aggregate principal amount of the Debentures so repaid or redeemed at a redemption price of $25 per Security plus an amount equal to accumulated and unpaid Distributions thereon at the date of the redemption, payable in cash (the "REDEMPTION PRICE"). Redemptions of the Securities shall be made, and the Redemption Price shall be payable, on each redemption date only to the extent that the Trust has funds then on hand and legally available for the payment at such Redemption Price. Holders will be given not less than 30 nor more than 60 days notice of such redemption.

If fewer than all the outstanding Securities are to be so redeemed, the Common Securities and the Preferred Securities will be redeemed Pro Rata and the Preferred Securities to be redeemed will be as described in PARAGRAPH 4(d) below.

The Trust may not redeem fewer than all the outstanding Securities unless all accumulated and unpaid Distributions have been paid on all Securities for all quarterly Distribution periods terminating on or before the date of redemption.

Redemption Procedures.

          Notice of any redemption of the Securities (a "REDEMPTION NOTICE") will be given by the Property Trustee on behalf of the Trust by mail to each Holder of Securities to be redeemed not fewer than 30 nor more than 60 days before the date fixed for redemption thereof, which will be the date fixed for redemption of the Debentures. For purposes of the calculation of the date of redemption and the dates on which notices are given pursuant to this PARAGRAPH 4(d), a Redemption Notice shall be deemed to be given on the day such notice is first mailed by first-class mail, postage prepaid, to Holders of Securities. Each Redemption Notice shall be addressed to the Holders of Securities at the address of each such Holder appearing in the books and records of the Trust. No defect in the Redemption Notice or in the mailing of either thereof with respect to any Holder shall affect the validity of the redemption proceedings with respect to any other Holder.

In the event that fewer than all the outstanding Securities are to be redeemed, then the aggregate liquidation amount of the Securities to be redeemed shall be redeemed Pro
Rata from each Holder of Securities, it being understood that, in respect of Preferred Securities registered in the name of and held of record by DTC (or any successor Clearing Agency) or any nominee, the distribution of the proceeds of such redemption will be made to such Clearing Agency Participant (or Person on whose behalf such nominee holds such Securities) in accordance with the procedures applied by such Clearing Agency; provided that, if, as a result of such Pro Rata redemption, such Clearing Agency Participants will hold fractional interests in the Preferred Securities, the Clearing Agency will adjust the amount of the interest of each Participant to be redeemed to avoid such fractional interest.

If Securities are to be redeemed and the Trust gives a Redemption Notice, which notice may only be issued if the Debentures are redeemed as set out in this PARAGRAPH 4 (which notice will be irrevocable), then (A) while the Preferred Securities are in book-entry only form, with respect to the Preferred Securities, by 12:00 noon, New York City time, on the redemption date, provided that the Debenture Issuer has paid to the Property Trustee a sufficient amount of cash in connection with the related redemption or maturity of the Debentures, the Property Trustee will deposit irrevocably with DTC (or successor Clearing Agency) funds sufficient to pay the applicable Redemption Price with respect to the Preferred Securities and will give DTC irrevocable instructions and authority to pay the Redemption Price to the Holders of the Preferred Securities, and (B) with respect to Preferred Securities issued in definitive form and Common Securities, provided that the Debenture Issuer has paid the Property Trustee a sufficient amount of cash in connection with the related redemption or maturity of the Debentures, the Property Trustee will pay the relevant Redemption Price to the Holders of such Securities by check mailed to the address of the relevant Holder appearing on the books and records of the Trust on the redemption date. If a Redemption Notice shall have been given and funds deposited as required, then immediately prior to the close of business on the date of such deposit, or on the redemption date, as applicable, Distributions will cease to accumulate on the Securities so called for redemption and all rights of the Holders of such Securities so called for redemption will cease, except the right of the Holders of such Securities to receive the Redemption Price, but without interest on such Redemption Price. Neither the Regular Trustees nor the Trust shall be required to register or cause to be registered the transfer of any Securities that have been so called for redemption. If any date fixed for redemption of Securities is not a Business Day, then payment of the Redemption Price payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay) except that, if such Business Day falls in the next calendar year, such payment will be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date fixed for redemption. If payment of the Redemption Price in respect of any Securities is improperly withheld or refused and not paid either by the Property Trustee or by the Sponsor as guarantor pursuant to the relevant Preferred Securities Guarantee or Common Securities Guarantee, Distributions on such Securities will continue to accumulate from the original redemption date to the actual date of payment, in which case the actual payment date will be considered the date fixed for redemption for purposes of calculating the Redemption Price.

Redemption Notices shall be sent by the Regular Trustees on behalf of the Trust
(A) in respect of the Preferred Securities, to DTC or its nominee (or any successor Clearing Agency or its nominee) if the Global Certificates have been issued or, if Definitive Preferred Security Certificates have been issued, to the Holders thereof, and
(B) in respect of the Common Securities, to the Holders thereof.

Subject to the foregoing and applicable law (including, without limitation, United States federal securities laws), the Sponsor or any of its Affiliates may at any time and from time to time purchase outstanding Preferred Securities by tender, in the open market or by private agreement, and may resell such Preferred Securities.

VOTING RIGHTS -- PREFERRED SECURITIES.

Except as provided under PARAGRAPHS 5(b) and 7 and as otherwise required by law, the Preferred Securities Guarantee and the Declaration, the Holders of the Preferred Securities will have no voting rights.

If an Event of Default occurs and is continuing, then the Holders of the Preferred Securities, acting as a single class, will have the exclusive right to appoint, remove or replace the Property Trustee during the continuance of any Event of Default in accordance with SECTION 5.6(a)(ii) of the Declaration. Not later than 30 days after such right to appoint, remove or replace the Property Trustee arises, the Regular Trustees will convene a meeting for the purpose of appointing, removing or replacing the Property Trustee. Subject to the requirements set forth in this paragraph, the Holders of a Majority in liquidation amount of the Preferred Securities, voting separately as a class, may direct the time, method, and place of conducting any proceeding for any remedy available to the Property Trustee, or exercising any trust or power conferred upon the Property Trustee under the Declaration, including (i) directing the time, method, place of conducting any proceeding for any remedy available to the Property Trustee, or exercising any trust or power conferred on the Property Trustee with respect to the Debentures, (ii) waive any past event of default under the Indenture that is waivable under Section 513 of the Indenture, (iii) exercise any right to rescind or annul a declaration that the principal of all the Debentures shall be due and payable, (iv) or consent to any, amendment, modification or termination of the Indenture or the Debentures, where such consent is required; PROVIDED, HOWEVER, that where a consent under the Indenture would require the consent or act of the Holders of greater than a majority in principal amount of the Debentures affected thereby, the Property Trustee may only give such consent or take such action at the direction of the Holders of at least the proportion in liquidation amount of the Preferred Securities that the relevant super majority represents of the total principal amount of the Debentures outstanding. The Property Trustee shall not revoke any action previously authorized or approved by a vote of the Holders of the Preferred Securities. Other than with respect to directing the time, method and place of conducting any remedy available to the Property Trustee as set forth above, the Property Trustee shall not take any action in accordance with the directions of the Holders of the Preferred Securities under this paragraph unless the Property Trustee has obtained an opinion of tax counsel to the effect that for the purposes of United States federal income tax the Trust will not fail to be classified as a grantor trust. If the Property Trustee fails to enforce its rights under the Declaration or the Debentures, to the fullest extent permitted by law, any Holder of Preferred Securities may, after a period of 30 days has elapsed from such Holder's written request to the Property Trustee to enforce such rights, institute a legal proceeding directly against the Debenture Issuer to enforce the Property Trustee's rights under the Declaration or the Debentures, to the fullest extent permitted by law without first instituting a legal proceeding against the Property Trustee or any other Person. Notwithstanding the foregoing, if an Event of Default has occurred and is continuing and such event is attributable to the failure of the Debenture Issuer to pay interest or principal on the Debentures on the date such interest or principal is otherwise payable (or in the case of redemption, on the redemption date), then a Holder of Preferred Securities may directly institute a proceeding against the Debenture Issuer for enforcement of payment to such holder of the principal of or interest on the Debentures having a principal amount equal to the aggregate liquidation amount of the Preferred Securities of such Holder on or after the respective due dates specified in the Debentures. In connection with such direct action, the Debenture Issuer will be subrogated to the rights of such Holder of Preferred Securities under the Declaration to the extent of any payment made by the Debenture Issuer to such Holder of Preferred Securities in connection with such direct action.

          The Property Trustee shall notify all Holders of the Preferred Securities of any notice of default received from the trustee under the Indenture with respect to the Debentures. Such notice shall state that such event of default also constitutes an Event of Default under the Declaration. Until any Event of Default has been cured, waived or eliminated, the Property Trustee will act solely on behalf of the holders of the Preferred Securities.

    Any approval or direction of Holders of Preferred Securities may be given at a separate meeting of the Holders of the Preferred Securities convened for such purpose, at a meeting of all of the Holders of the Securities or pursuant to written consent. The Regular Trustees will cause a notice of any meeting at which the Holders of the Preferred Securities are entitled to vote to be mailed to each Holder of record of Preferred Securities. Each such notice will include a statement setting forth (i) the date of such meeting, (ii) a description of any resolution proposed for adoption at such meeting on which such Holders are entitled to vote and (iii) instructions for the delivery of proxies or consents.

          No vote or consent of the Holders of the Preferred Securities will be required for the Trust to redeem and cancel the Preferred Securities or to distribute the Debentures in accordance with the Declaration and the terms of the Securities.

          Notwithstanding that Holders of the Preferred Securities are entitled to vote or consent under any of the circumstances described above, any of the Preferred Securities that are owned by the Sponsor or any Affiliate of the Sponsor shall not be entitled to vote or consent and shall, for purposes of such vote or consent, be treated as if they were not outstanding.

VOTING RIGHTS -- COMMON SECURITIES.

Except as provided under PARAGRAPHS 6(b), 6(c) and 7, and as otherwise required by law and the Declaration, the Holders of the Common Securities will have no voting rights.

The Holders of the Common Securities are entitled, in accordance with Article Five of the Declaration, to vote to appoint, remove or replace any Trustee or to increase or decrease the number of Trustees, subject to the exclusive right of the Holders of the Preferred Securities to appoint, remove or replace the Property Trustee as provided in PARAGRAPH 5(b).

Subject to SECTION 2.6 of the Declaration and to the rights of the Holders of the Preferred Securities and only after any Event of Default with respect to the Preferred Securities has been cured, waived or otherwise eliminated, and subject to the requirements of the second to last sentence of this paragraph, the Holders of a Majority in liquidation amount of the Common Securities, voting separately as a class, may direct the time, method and place of conducting any proceeding for any remedy available to the Property Trustee, or exercising any trust or power conferred upon the Property Trustee under the Declaration, including (i) directing the time, method and place of conducting any proceeding for any remedy available to the Debenture Trustee, or exercising any trust or power conferred on the Debenture Trustee with respect to the Debentures, (ii) waiving any past default and its consequences that is waivable under SECTION 513 of the Indenture, or (iii) exercising any right to rescind or annul a declaration that the principal of all the Debentures shall be due and payable, PROVIDED, HOWEVER, that, where a consent or action under the Indenture would require the consent or act of the Holders of all of the outstanding Common Securities, the Property Trustee may only give such consent or take such action at the direction of the Holders of all Common Securities. If an Event of Default has occurred and is continuing, the Holder of Common Securities will be deemed to have waived any right to take any action with respect to the Event of Default until the Event of Default has been cured, waived or eliminated. Pursuant to this PARAGRAPH 6(c), the Property Trustee shall not revoke any action previously authorized or approved by a vote of the Holders of the Preferred Securities. Other than with respect to directing the time, method and place of conducting any remedy available to the Property Trustee or the Debenture Trustee as set forth above, the Property Trustee shall not take any action in accordance with the directions of the Holders of the Common Securities under this paragraph unless the Property Trustee has obtained an opinion of tax counsel to the effect that for the purposes of United States federal income tax the Trust will not fail to be classified as a grantor trust. If the Property Trustee fails to enforce its rights under the Declaration, to the fullest extent permitted by law, any Holder of Common Securities may, after a period of 30 days has elapsed from such Holder's written request to the Property Trustee to enforce such rights, institute a legal proceeding directly against any Person to enforce the Property Trustee's rights under the Declaration, without first instituting a legal proceeding against the Property Trustee or any other Person.

          Any approval or direction of the Holders of the Common Securities may be given at a separate meeting of the Holders of the Common Securities convened for such purpose, at a meeting of all of the Holders of the Securities or pursuant to written consent. The Regular Trustees will cause a notice of any meeting at which the Holders of Common Securities are entitled to vote to be mailed to each Holder of record of the Common Securities. Each such notice will include a statement setting forth (i) the date of such meeting to be taken, (ii) a description of any resolution proposed for adoption at such meeting on which such Holders are entitled to vote and (iii) instructions for the delivery of proxies or consents.

          No vote or consent of the Holders of the Common Securities will be required for the Trust to redeem and cancel Common Securities or to distribute the Debentures in accordance with the Declaration and the terms of the Securities.

AMENDMENTS TO DECLARATION AND INDENTURE.

In addition to any requirements under SECTION 12.1 of the Declaration (including, without limitation, those specified in SECTION 12.1(a)(i)), if any proposed amendment to the Declaration provides for, or the Regular Trustees otherwise propose to effect, (i) any action that would materially adversely affect the powers, preferences or special rights of the Preferred Securities, whether by way of amendment to the Declaration or otherwise, or (ii) the dissolution, winding-up or termination of the Trust, other than as described in
SECTION 8.1 of the Declaration, then the Holders of the Preferred Securities voting together as a single class, will be entitled to vote on such amendment or proposal (but not on any other amendment or proposal) and such amendment or proposal shall not be effective except with the approval of the Holders of at least 66-2/3% in liquidation amount of the Preferred Securities, voting together as a single class, provided (x) if any amendment or proposal referred to in clause (i) above would materially adversely affect only the Preferred Securities or the Common Securities, then only the affected class will be entitled to vote on such amendment or proposal and such amendment or proposal shall not be effective except with the approval of 66-2/3% in liquidation amount of such class of Securities and (y) a reduction of the aggregate liquidation amount or Distribution rate, a change in the payment dates or maturities of the Preferred Securities or a reduction in the percentage in the liquidation amount of outstanding Preferred Securities, the consent of the Holders of which is required for an amendment to the Declaration shall not be permitted without the consent of each Holder of Preferred Securities.

In the event the consent of the Property Trustee, as the holder of the Debentures is required under the Indenture with respect to any amendment, modification or termination of the Indenture or the Debentures, the Property Trustee shall request the direction of the Holders of the Preferred Securities with respect to such amendment, modification or termination and shall vote with respect to such amendment, modification or termination as directed by a Majority in liquidation amount of the Preferred Securities, voting together as a single class; PROVIDED, HOWEVER, that where a consent or action under the Indenture would require the consent or act of Holders of greater than a majority in principal amount of Debentures affected thereby, the Property Trustee may only give such consent or take such action at the written direction of at least the proportion in liquidation amount of Holders of Preferred Securities that the relevant super majority represents of the total principal amount of Debentures outstanding; provided, further, that the Property Trustee shall not take any action in accordance with the directions of the Holders of the Securities under this PARAGRAPH 7(b) unless the Property Trustee has obtained an opinion of tax counsel to the effect that for the purposes of United States federal income tax the Trust will not be classified as other than a grantor trust A waiver of an Event of Default under the Indenture shall constitute a waiver of the corresponding Event of Default under this Declaration.

PRO RATA.

     A reference in these terms of the Securities to any payment, distribution or treatment as being "Pro Rata" shall mean pro rata to each Holder of Securities according to the aggregate liquidation amount of the Securities held by the relevant Holder in relation to the aggregate liquidation amount of all Securities outstanding unless, in relation to a payment, an Event of Default has occurred and is continuing, in which case any funds available to make such payment shall be paid first to each Holder of the Preferred Securities pro rata according to the aggregate liquidation amount of Preferred Securities held by the relevant Holder relative to the aggregate liquidation amount of all Preferred Securities outstanding, and only after satisfaction of all amounts owed to the Holders of the Preferred Securities, to each Holder of Common Securities pro rata according to the aggregate liquidation amount of Common Securities held by the relevant Holder relative to the aggregate liquidation amount of all Common Securities outstanding.

RANKING.

     The Preferred Securities rank pari passu, and payment thereon shall be made Pro Rata, with the Common Securities except that, where an Event of Default occurs and is continuing, the rights of Holders of the Common Securities to payment in respect of Distributions and payments upon liquidation, redemption and otherwise are subordinated to the rights to payment of the Holders of the Preferred Securities.

LISTING.

     The Regular Trustees shall use their best efforts to cause the Preferred Securities to be listed on the New York Stock Exchange, Inc.

ACCEPTANCE OF SECURITIES GUARANTEE AND INDENTURE.

     Each Holder of the Preferred Securities and the Common Securities, by the acceptance thereof, agrees to the provisions of the Preferred Securities Guarantee and the Common Securities Guarantee, respectively, including the subordination provisions therein and to the provisions of the Indenture.

NO PREEMPTIVE RIGHTS.

     The Holders of the Securities shall have no preemptive or similar rights to subscribe for any additional securities.

MISCELLANEOUS.

     These terms constitute a part of the Declaration.

     The Sponsor will provide a copy of the Declaration and the Preferred Securities Guarantee and the Indenture to any Holder without charge on written request to the Trust at its principal place of business. These terms and the rights of the parties hereunder shall be governed by and interpreted in accordance with the laws of the State of Delaware, and all rights and remedies shall be governed by such laws without regard to principles of conflict of laws.

                                     ANNEX I

     This Preferred Security is a Global Certificate within the meaning of the Declaration hereinafter referred to and is registered in the name of The Depository Trust Company (the "DTC") or a nominee of DTC. This Preferred Security is exchangeable for Preferred Securities registered in the name of a person other than DTC or its nominee only in the limited circumstances described in the Declaration, and no transfer of this Preferred Security (other than a transfer of this Preferred Security as a whole by DTC to a nominee of DTC or by a nominee of DTC to DTC or another nominee of DTC) may be registered except in limited circumstances.

     Unless this Preferred Security is presented by an authorized representative of The Depository Trust Company (55 Water Street, New York) to the Trust or its agent for registration of transfer, exchange or payment, and any Preferred Security issued is registered in the name of Cede & Co. or such other name as requested by an authorized representative of The Depository Trust Company and any payment hereon is made to Cede & Co., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY A PERSON IS WRONGFUL since the registered owner hereof, Cede & Co., has an interest herein.


CERTIFICATE NUMBER                                NUMBER OF PREFERRED SECURITIES

------------------                                ------------------------------

                                                             CUSIP NO. 668034200

                   Certificate Evidencing Preferred Securities
                                       of
                       NORTHWESTERN CAPITAL FINANCING III
                        8.10% Trust Preferred Securities
                 (liquidation amount $25 per Preferred Security)

     NORTHWESTERN CAPITAL FINANCING III, a business trust formed under the laws of the State of Delaware (the "TRUST"), hereby certifies that ___________ (the "HOLDER") is the registered owner of _____________ preferred securities of the Trust representing undivided beneficial interests in the assets of the Trust designated the 8.10% Trust Preferred Securities (liquidation amount $25 per Preferred Security) (the "PREFERRED SECURITIES"). The Preferred Securities are transferable on the books and records of the Trust, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for transfer. The designation, rights, privileges, restrictions, preferences and other terms and provisions of the Preferred Securities represented hereby are issued and shall in all respects be subject to the provisions of the Amended and Restated Declaration of Trust of the Trust, dated as of January 31, 2002, as the same may be amended from time to time (the "DECLARATION"), including the designation of the terms of the Securities as set forth in EXHIBIT A to the Declaration. Capitalized terms used herein but not defined shall have the meanings given them in the Declaration.

     The Holder is entitled to the benefits of the Preferred Securities Guarantee to the extent provided therein. The Sponsor will provide a copy of the Declaration, the Preferred Securities Guarantee and the Indenture to any Holder without charge upon written request to the Trust at its principal place of business.

     Upon receipt of this certificate, the Holder is bound by the Declaration and is entitled to the benefits thereunder.

     By acceptance, the Holder agrees to treat, for United States federal income tax purposes, the Debentures as indebtedness and the Preferred Securities as evidence of undivided beneficial ownership in the Debentures.

     Unless the Property Trustee's Certificate of Authentication hereon has been properly executed, these Preferred Securities shall not be entitled to any benefit under the Declaration or be valid or obligatory for any purpose.

     IN WITNESS WHEREOF, the Trust has executed this certificate this _____ day of _________, 2002.


                                    NORTHWESTERN CAPITAL FINANCING III


                                    By:
                                        ------------------------------
                                        as Regular Trustee


                PROPERTY TRUSTEE'S CERTIFICATE OF AUTHENTICATION

     This is one of the Preferred Securities referred to in the within-mentioned Declaration.


Dated:             ,     2002                  as Property Trustee
       ------------  ---


                                               By:
                                                   -----------------------
                                                   Authorized Signatory

                                   ASSIGNMENT

FOR VALUE RECEIVED, the undersigned assigns and transfers this Preferred Security Certificate to:



(Insert assignee's social security or tax identification number)



(Insert address and zip code of assignee) and irrevocably appoints _____________

agent to transfer this Preferred Security Certificate on the books of the Trust. The agent may substitute another to act for him or her.

Date: __________________________

Signature: ______________________
(Sign exactly as your name appears on the other side of this Preferred Security Certificate)

                                    ANNEX II

     THIS SECURITY IS NOT TRANSFERABLE EXCEPT AS PROVIDED IN THE DECLARATION (AS DEFINED BELOW)


CERTIFICATE NUMBER                                   NUMBER OF COMMON SECURITIES

------------------                                ------------------------------


                    Certificate Evidencing Common Securities
                                       of
                       NORTHWESTERN CAPITAL FINANCING III
                          8.10% Trust Common Securities
                  (liquidation amount $25 per Common Security)


     NORTHWESTERN CAPITAL FINANCING III, a business trust formed under the laws of the State of Delaware (the "TRUST"), hereby certifies that __________________________ (the "HOLDER"), is the registered owner of
_______________________________ common securities of the Trust representing undivided beneficial interests in the assets of the Trust designated the 8.10% Trust Common Securities (liquidation amount $25 per Common Security) (the "COMMON SECURITIES"). The designation, rights, privileges, restrictions, preferences and other terms and provisions of the Common Securities represented hereby are issued and shall in all respects be subject to the provisions of the Amended and Restated Declaration of Trust of the Trust, dated as of January 31, 2002, as the same may be amended from time to time (the "DECLARATION"), including the designation of the terms of the Securities as set forth in EXHIBIT A to the Declaration. Capitalized terms used herein but not defined shall have the meanings given them in the Declaration.

     The Holder is entitled to the benefits of the Common Securities Guarantee to the extent provided therein. The Sponsor will provide a copy of the Declaration, the Common Securities Guarantee and the Indenture to any Holder without charge upon written request to the Trust at its principal place of business.

     Upon receipt of this certificate, the Holder is bound by the Declaration and is entitled to the benefits thereunder.

     By acceptance, the Holder agrees to treat for United States federal income tax purposes the Debentures as indebtedness and the Common Securities as evidence of undivided beneficial ownership in the Debentures.

     IN WITNESS WHEREOF, the Trust has executed this certificate this _____ day of _________, 2002.


                                    NORTHWESTERN CAPITAL FINANCING III


                                    By:
                                        ------------------------------
                                        as Regular Trustee


                PROPERTY TRUSTEE'S CERTIFICATE OF AUTHENTICATION

     This is one of the Common Securities referred to in the within-mentioned Declaration.



Dated:             ,     2002                  as Property Trustee
       ------------  ---


                                               By:
                                                   -----------------------
                                                   Authorized Signatory

                                   ASSIGNMENT

FOR VALUE RECEIVED, the undersigned assigns and transfers this Common Security Certificate to:



(Insert assignee's social security or tax identification number)



(Insert address and zip code of assignee) and irrevocably appoints _____________

agent to transfer this Common Security Certificate on the books of the Trust. The agent may substitute another to act for him or her.

Date: __________________________

Signature: ______________________
(Sign exactly as your name appears on the other side of this Common Security Certificate)

                                    EXHIBIT B

                              SPECIMEN OF DEBENTURE

                                    EXHIBIT C

                             UNDERWRITING AGREEMENT

--------------------------------------------------------------------------------




                       NORTHWESTERN CAPITAL FINANCING III
                      (a Delaware statutory business trust)





                            NORTHWESTERN CORPORATION
                            (a Delaware corporation)




                      4,000,000 TRUST PREFERRED SECURITIES





                              8.10% TRUST PREFERRED
                                   SECURITIES
              (Liquidation Amount $25 Per Trust Preferred Security)



                             UNDERWRITING AGREEMENT










Dated:  January 24, 2002



--------------------------------------------------------------------------------

                                Table of Contents

PURCHASE AGREEMENT

Section 1.        Representations and Warranties..................................................................3
         (a)    Representations and Warranties by the Company and the Trust.......................................3
                (i)      Compliance with Registration Requirements................................................4
                (ii)     Incorporated Documents...................................................................4
                (iii)    Independent Accountants..................................................................5
                (iv)     Financial Statements.....................................................................5
                (v)      No Material Adverse Change in Business...................................................5
                (vi)     Good Standing of the Company.............................................................5
                (vii)    Good Standing of Subsidiaries............................................................6
                (viii)   Existence of Trust.......................................................................6
                (ix)     Common Securities........................................................................6
                (x)      Authorization of Declaration.............................................................6
                (xi)     Guarantee Agreements.....................................................................7
                (xii)    Preferred Securities.....................................................................7
                (xiii)   Authorization of Indenture...............................................................7
                (xiv)    Authorization of Debentures..............................................................7
                (xv)     Authorization of Agreement...............................................................8
                (xvi)    Capitalization...........................................................................8
                (xvii)   Absence of Defaults and Conflicts........................................................8
                (xviii)  Absence of Labor Dispute.................................................................9
                (xix)    Absence of Proceedings...................................................................9
                (xx)     Accuracy of Exhibits.....................................................................9
                (xxi)    Possession of Intellectual Property......................................................9
                (xxii)   Absence of Further Requirements.........................................................10
                (xxiii)  Possession of Licenses and Permits......................................................10
                (xxiv)   Title to Property.......................................................................10
                (xxv)    Investment Company Act..................................................................10
                (xxvi)   Environmental Laws......................................................................11
                (xxvii)  FERC....................................................................................11
         (b)    Officers' Certificates...........................................................................11

Section 2.        Sale and Delivery to Underwriters; Closing.....................................................11
         (a)    Initial Preferred Securities.....................................................................11
         (b)    Option Preferred Securities......................................................................11
         (c)    Payment..........................................................................................12
         (d)    Denominations; Registration......................................................................13

Section 3.        Covenants of the Company and the Trust.........................................................13
         (a)    Compliance with Securities Regulations and Commission Requests...................................13
         (b)    Filing of Amendments.............................................................................13
         (c)    Delivery of Registration Statements..............................................................14
         (d)    Delivery of Prospectus...........................................................................14

         (e)    Continued Compliance with Securities Laws........................................................14
         (f)    Blue Sky Qualifications..........................................................................14
         (g)    Rule 158.........................................................................................15
         (h)    Use of Proceeds..................................................................................15
         (i)    Listing..........................................................................................15
         (j)    Restriction on Sale of Securities................................................................15
         (k)    Reporting Requirements...........................................................................15

Section 4.        Payment of Expenses............................................................................15
         (a)    Expenses.........................................................................................15
         (b)    Termination of Agreement.........................................................................16

Section 5.        Conditions of Underwriters' Obligations........................................................16
         (a)    Effectiveness of Registration Statement..........................................................16
         (b)    Opinions of Counsel for Company..................................................................16
         (c)    Opinion of Special Delaware Counsel for the Trust and the Company................................17
         (d)    Opinions of Counsel for the Property Trustee, the Debenture Trustee and the Guarantee Trustee....17
         (e)    Opinion of Counsel for Underwriters..............................................................17
         (f)    Officers' Certificates...........................................................................17
         (g)    Accountants' Comfort Letters.....................................................................18
         (h)    Bring-down Comfort Letters.......................................................................18
         (i)    Approval of Listing..............................................................................18
         (j)    Maintenance of Rating............................................................................18
         (k)    Conditions to Purchase Option Preferred Securities...............................................18
         (l)    Additional Documents.............................................................................20
         (m)    Termination of Agreement.........................................................................20

Section 6.        Indemnification................................................................................20
         (a)    Indemnification of Underwriters..................................................................20
         (b)    Indemnification of Trust by Company..............................................................21
         (c)    Indemnification of Trust, Company, Directors and Officers........................................21
         (d)    Actions against Parties; Notification............................................................21
         (e)    Settlement without Consent if Failure to Reimburse...............................................22

Section 7.        Contribution...................................................................................22

Section 8.        Representations, Warranties and Agreements to Survive Delivery.................................24

Section 9.        Termination of Agreement.......................................................................24
         (a)    Termination; General.............................................................................24
         (b)    Liabilities......................................................................................24

Section 10.       Default by One or More of the Underwriters.....................................................25

Section 11.       Notices........................................................................................26

Section 12.       Parties........................................................................................26

Section 13.       GOVERNING LAW AND TIME.........................................................................26

Section 14.       Effect of Headings.............................................................................26

SCHEDULES
         Schedule  A - List of Underwriters...............................................................Sch A-1
         Schedule  B - List of Subsidiaries...............................................................Sch B-1

EXHIBITS

         Exhibit  A - Forms of Opinions of Company's Special Counsel........................................A-1-1
         Exhibit  B - Form of Opinion of Company's Counsel....................................................B-1
         Exhibit  C - Form of Opinion of Special Delaware Counsel for the Trust...............................C-1

                       NORTHWESTERN CAPITAL FINANCING III
                      (a Delaware statutory business trust)



                            NORTHWESTERN CORPORATION
                            (a Delaware corporation)

                               4,000,000 shares of



                                      8.10%

                                 TRUST PREFERRED
                                   SECURITIES


                             UNDERWRITING AGREEMENT
                             ----------------------

                                                                January 24, 2002

Morgan Stanley & Co. Incorporated
MERRILL LYNCH & CO.
Merrill Lynch, Pierce, Fenner & Smith
         Incorporated
SALOMON SMITH BARNEY INC.,
as Representatives of the several Underwriters named in Schedule A hereto c/o Morgan Stanley & Co. Incorporated
1585 Broadway
New York, New York  10036

Ladies and Gentlemen:

         Northwestern Capital Financing III (the "Trust"), a statutory business trust organized under the Business Trust Act (the "Delaware Act") of the State of Delaware (Chapter 38, Title 12 of the Delaware Code, 12 Del. C. ss. 3801 et seq.) confirms its agreement with Morgan Stanley & Co. Incorporated, Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Salomon Smith Barney Inc. and each of the Underwriters named in Schedule A hereto (collectively the "Underwriters," which term shall also include any underwriter substituted as hereinafter provided in Section 10 hereof), for whom Morgan Stanley & Co. Incorporated, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Salomon Smith Barney Inc. are acting as Representatives (in such capacity, the "Representatives") with respect to the issue and sale by the Trust and the purchase by the Underwriters, acting severally and not jointly, of 8.10% Trust Preferred Securities (liquidation amount $25 per preferred security) in the respective numbers set forth in said Schedule A hereto (the "Initial Preferred Securities"), and with respect to the grant by the Trust to the Underwriters, acting severally and not jointly, of the option described in Section 2(b) hereof to purchase all or any part of the additional Preferred Securities described below to cover over-allotments, if any. The aforesaid 4,000,000 Initial

Preferred Securities and all or part of the 600,000 Preferred Securities subject to the option described in Section 2(b) hereof (the "Option Preferred Securities") are hereinafter called, collectively, the "Preferred Securities." The Preferred Securities are more fully described in the Prospectus (as defined below).

         The Preferred Securities will be guaranteed by NorthWestern Corporation (a Delaware corporation) (the "Company"), to the extent set forth in the Prospectus, with respect to distributions and amounts payable upon liquidation or redemption (the "Preferred Securities Guarantee") pursuant to the Preferred Securities Guarantee Agreement (the "Preferred Securities Guarantee Agreement") to be dated as of the Closing Time (as defined herein), executed and delivered by the Company and Wilmington Trust Company (the "Guarantee Trustee"). The Company and the Trust each understand that the Underwriters propose to make a public offering of the Preferred Securities as soon as the Representatives deem advisable after this Agreement has been executed and delivered, and the Declaration (as defined herein), the Indenture (as defined herein), and the Preferred Securities Guarantee Agreement have been qualified under the Trust Indenture Act of 1939, as amended (the "1939 Act"). The entire proceeds from the sale of the Preferred Securities will be combined with the entire proceeds from the sale by the Trust to the Company of its common securities (the "Common Securities") guaranteed by the Company, to the extent set forth in the Prospectus, with respect to distributions and amounts payable upon liquidation or redemption pursuant to the Common Securities Guarantee Agreement (the "Common Securities Guarantee Agreement" and, together with the Preferred Securities Guarantee Agreement, the "Guarantee Agreements"), to be dated as of the Closing Time, executed and delivered by the Company for the benefit of the holders from time to time of the Common Securities, and will be used by the Trust to purchase $103,092,800 aggregate principal amount of 8.10% Junior Subordinated Deferrable Interest Debentures due January 15, 2032 (the "Debentures") issued by the Company and, if all or part of the Option Preferred Securities are purchased, up to approximately an additional $15,463,925 aggregate principal amount of Debentures (the "Option Debentures"). The aforesaid Initial Debentures and Option Debentures are hereinafter called, collectively, the "Debentures." The Preferred Securities and the Common Securities will be issued pursuant to the Amended and Restated Declaration of Trust of the Trust, to be dated as of the Closing Time (the "Declaration"), among the Company, as Sponsor, Wilmington Trust Company, as property trustee (the "Property Trustee"), and Merle D. Lewis and Richard R. Hylland, as administrative trustees (the "Administrative Trustees" and together with the Property Trustee, the "Trustees"), and the holders from time to time of undivided beneficial interests in the assets of the Trust. The Debentures will be issued pursuant to an Indenture, dated as of August 1, 1995 (the "Base Indenture"), between the Company and JPMorgan Chase Bank (as successor to The Chase Manhattan Bank, N.A.), as trustee (the "Debenture Trustee"), and a supplement to the Base Indenture, to be dated as of the Closing Time (the "Supplemental Indenture," and together with the Base Indenture as heretofore supplemented and amended, the "Indenture"), between the Company and the Debenture Trustee. The Preferred Securities, the Preferred Securities Guarantee and the Debentures are collectively referred to herein as the "Securities." Capitalized terms used herein without definition have the respective meanings specified in the Prospectus.

         The Company and the Trust have filed with the Securities and Exchange Commission (the "Commission") registration statements on Form S-3 (Nos. 333-58491 and 333-82707), including a prospectus, relating to securities of the Company and the Trust. Such registration statements were filed under the Securities Act of 1933, as amended (the "1933 Act"), and have become effective. Promptly after execution and delivery of this Agreement, the Company will prepare and file with the Commission a prospectus in accordance with the provisions of paragraph (b) of Rule 424 ("Rule 424(b)") of the rules and regulations of the Commission under the 1933 Act (the "1933 Act Regulations"). The prospectus included in the registration statement No. 333-82707 at the time it became effective, as supplemented to reflect the terms of the Securities and the terms of the offering of the Securities, as first filed with the Commission pursuant to and in accordance with Rule 424(b) under the 1933 Act Regulations, including all material incorporated by reference therein pursuant to Item 12 of Form S-3 under the 1933 Act, is hereinafter referred to as the "Prospectus." No document has been or will be prepared or distributed in reliance on Rule 434 under the Act. "Preliminary prospectus" shall be deemed to refer to (i) any prospectus used before the Registration Statement (as defined herein) became effective and (ii) any prospectus that omitted, as applicable, information pursuant to Rule 430A(b) of the 1933 Act Regulations or other information to be included upon pricing in a prospectus filed with the Commission pursuant to Rule 424(b) and was used after such effectiveness and prior to the initial delivery of the Prospectus to the underwriters by the Company. Such registration statements, including the exhibits thereto (other than Form T-1), schedules thereto, if any, and the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the 1933 Act, at the time registration statement No. 333-82707 became effective and including the prospectus included in such registration statement at the time it became effective, as supplemented to reflect the terms of the Securities and the terms of the offering of the Securities, as first filed with the Commission pursuant to and in accordance with Rule 424(b) under the 1933 Act Regulations, are collectively herein called the "Registration Statement", provided that references to the Registration Statement at the time it became effective shall not be deemed to include the information first filed pursuant to and in accordance with Rule 424(b) under the 1933 Act Regulations. For purposes of this Agreement, all references to the Registration Statement, any preliminary prospectus, the Prospectus or any amendment or supplement to any of the foregoing shall be deemed to include the copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval system ("EDGAR").

         All references in this Agreement to financial statements and schedules and other information which is "contained," "included" or "stated" in the Registration Statement, any preliminary prospectus or the Prospectus (or other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information which is incorporated by reference in the Registration Statement, any preliminary prospectus or the Prospectus, as the case may be; and all references in this Agreement to amendments or supplements to the Registration Statement, any preliminary prospectus or the Prospectus shall be deemed to mean and include the filing of any document under the Securities Exchange Act of 1934 (the "1934 Act") which is incorporated by reference in the Registration Statement, any preliminary prospectus or the Prospectus, as the case may be.

         SECTION 1. REPRESENTATIONS AND WARRANTIES.

         (a) REPRESENTATIONS AND WARRANTIES BY THE COMPANY AND THE TRUST. The Company and the Trust jointly and severally represent and warrant to each Underwriter as of the date hereof, as of the Closing Time referred to in Section 2(c) hereof, and as of each Date of Delivery (if any) referred to in Section 2(b) hereof, and agrees with each Underwriter, as follows:

             (i) COMPLIANCE WITH REGISTRATION REQUIREMENTS. The Company meets the requirements for use of Form S-3 under the 1933 Act. The Registration Statement has become effective under the 1933 Act and no stop order suspending the effectiveness of the Registration Statement has been issued under the 1933 Act and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Company and the Trust, are contemplated by the Commission, and any request on the part of the Commission for additional information has been complied with.

         At the respective times the Registration Statement and any post-effective amendments thereto became effective, at the time of the filing by the Company of any annual report on Form 10-K, and at the Closing Time (and, if any Option Securities are purchased, at the Date of Delivery), the Registration Statement and any amendments and supplements thereto complied and will comply in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations and the 1939 Act and the rules and regulations of the Commission under the 1939 Act (the "1939 Act Regulations") and did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. Neither the Prospectus nor any amendments or supplements thereto, at the time the Prospectus or any such amendment or supplement was issued and at the Closing Time (and, if any Option Securities are purchased, at the Date of Delivery), included or will include an untrue statement of a material fact or omitted or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The representations and warranties in this subsection shall not apply (A) to statements in or omissions from the Registration Statement or Prospectus made in reliance upon and in conformity with information furnished to the Trust or the Company in writing by any Underwriter through Morgan Stanley & Co. Incorporated expressly for use in the Registration Statement or Prospectus or (B) to that part of the Registration Statement that constitutes the Statements of Eligibility and Qualification on Form T-1 (the "Form T-1") under the Trust Indenture Act of the Debenture Trustee, the Property Trustee and the Guarantee Trustee.

         Each preliminary prospectus and the prospectus filed as part of the Registration Statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the 1933 Act, complied when so filed in all material respects with the 1933 Act Regulations and each preliminary prospectus and the Prospectus delivered to the Underwriters for use in connection with this offering was identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

             (ii) INCORPORATED DOCUMENTS. The documents incorporated or deemed to be incorporated by reference in the Registration Statement and the Prospectus, when they were or hereafter are filed with the Commission, complied and will comply in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations or the 1934 Act and the rules and regulations of the Commission thereunder (the "1934 Act Regulations"), as applicable, and, when read together with the other information in the Prospectus, at the time the Registration

Statement became effective, at the time the Prospectus was issued and at the Closing Time (and, if any Option Securities are purchased, at the Date of Delivery), did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

             (iii) INDEPENDENT ACCOUNTANTS. The accountants who certified the financial statements and supporting schedules included in the Registration Statement and Prospectus are independent public accountants as required by the 1933 Act and the 1933 Act Regulations.

             (iv) FINANCIAL STATEMENTS. The financial statements included in the Registration Statement and the Prospectus, together with the related schedules and notes, present fairly the financial position of the Company and its consolidated subsidiaries at the dates indicated and the statement of operations, stockholders' equity and cash flows of the Company and its consolidated subsidiaries for the periods specified; said financial statements have been prepared in conformity with generally accepted accounting principles ("GAAP") applied on a consistent basis (except that the unaudited financial statements may be subject to normal year-end adjustments) throughout the periods involved. The supporting schedules, if any, included in the Registration Statement present fairly in accordance with GAAP the information required to be stated therein. The selected financial data and any summary financial information included in the Prospectus present fairly the information shown therein and have been compiled on a basis consistent with that of the audited and unaudited financial statements included in the Registration Statement. In addition, any pro forma financial statements and the related notes thereto included in the Registration Statement and the Prospectus, have been prepared in accordance with the Commission's rules and guidelines with respect to pro forma financial statements and have been properly compiled on the bases described therein, and the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions and circumstances referred to therein.

             (v) NO MATERIAL ADVERSE CHANGE IN BUSINESS. Since the respective dates as of which information is given in the Registration Statement and the Prospectus, except as otherwise stated therein, (A) there has been no material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business (a "Material Adverse Effect"), (B) there have been no transactions entered into by the Company or any of its subsidiaries, other than those in the ordinary course of business, which are material with respect to the Company and its subsidiaries considered as one enterprise, and (C) except for dividends on the 4-1/2% Series and the 6-1/2% Series of preferred stock and regular quarterly dividends on the Common Stock in amounts per share that are consistent with past practice, there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.

             (vi) GOOD STANDING OF THE COMPANY. The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware and has corporate power and authority and franchises to own or lease and operate its properties and to conduct its business as described in the Prospectus and to enter into and perform its obligations under this Agreement; and the Company is authorized as a domesticated foreign corporation to transact business, and is in good standing, in the State of Nebraska and is duly qualified as a foreign corporation to transact business and is in good standing in each other jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect.

             (vii) GOOD STANDING OF SUBSIDIARIES. Each "significant subsidiary" (as such term is defined in Rule 1-02 of Regulation S-X) of the Company and each of Expanets, Inc., Blue Dot Services Inc., NorthWestern Growth Corporation and CornerStone Propane Partners, L.P. (each, a "Subsidiary" and, collectively, the "Subsidiaries") has been duly organized or formed and is validly existing as a corporation or a limited partnership, as the case may be, in good standing under the laws of its jurisdiction of incorporation or organization, has corporate or partnership power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and is duly qualified as a foreign corporation or limited partnership to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect; except as otherwise disclosed in the Registration Statement, all of the issued and outstanding shares of capital stock or partnership interests, as the case may be, of each such Subsidiary have been duly authorized and validly issued, are fully paid and non-assessable and all of the capital stock or limited partnership interests, as the case may be, of each Subsidiary owned by the Company, directly or through subsidiaries, is owned free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity; and none of the outstanding shares of capital stock or limited partnership interests of any Subsidiary was issued in violation of the preemptive or similar rights of any security holder of such Subsidiary. The only subsidiaries of the Company are the subsidiaries listed on Schedule B hereto.

             (viii) EXISTENCE OF TRUST. The Trust has been duly created and is validly existing in good standing as a business trust under the Delaware Act, is and will be treated as a "grantor trust" for federal income tax purposes under existing law, has the business trust power and authority to conduct its business as presently conducted and as described in the Prospectus and is not required to be authorized to do business in any other jurisdiction.

             (ix) COMMON SECURITIES. The Common Securities have been duly authorized by the Declaration and, when duly executed by the Trustee and authenticated in the manner provided in the Declaration and issued and delivered by the Trust to the Company in accordance with the terms of the Declaration and against payment therefor as described in the Prospectus, will be validly issued and (subject to the terms of the Declaration) fully paid undivided beneficial interests in the assets of the Trust; the issuance of the Common Securities is not subject to preemptive or other similar rights; and at the Closing Time, all of the issued and outstanding Common Securities of the Trust will be directly owned by the Company free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity.

             (x) AUTHORIZATION OF DECLARATION. The Declaration has been duly authorized by the Company and duly qualified under the 1939 Act and, when validly executed and delivered by the Company and the Administrative Trustees, and assuming the due authorization, execution and delivery of the Declaration by the Delaware Trustee and the Property Trustee, the

Declaration will constitute a valid and binding obligation of the Company and the Administrative Trustees, enforceable against the Company and the Administrative Trustees in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting enforcement of creditors' rights generally or by general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law) or an implied covenant of good faith and fair dealing, and except that rights to indemnification and contribution thereunder may be limited by federal or state securities laws or public policy relating thereto.

             (xi) GUARANTEE AGREEMENTS. The Preferred Securities Guarantee Agreement has been duly authorized by the Company and duly qualified under the 1939 Act, the Common Securities Guarantee Agreement has been duly authorized by the Company and, when validly executed and delivered by the Company, and assuming due authorization, execution and delivery of the Guarantee Agreements by the Guarantee Trustee, will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting enforcement of creditors' rights generally or by general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law) or an implied covenant of good faith and fair dealing, and except that rights to indemnification and contribution thereunder may be limited by federal or state securities laws or public policy relating thereto.

             (xii) PREFERRED SECURITIES. The Preferred Securities have been duly authorized by the Declaration and, when duly executed by the Trustees and authenticated in the manner provided for in the Declaration and issued and delivered pursuant to this Agreement against payment of the consideration set forth herein, will be validly issued and (subject to the terms of the Declaration) fully paid and non-assessable undivided beneficial interests in the assets of the Trust; the issuance of the Preferred Securities is not subject to preemptive or other similar rights; and holders of Preferred Securities will be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit incorporated under the General Corporation Law of the State of Delaware.

             (xiii) AUTHORIZATION OF INDENTURE. The Indenture has been duly authorized by the Company and duly qualified under the 1939 Act and, when duly executed and delivered by the Company and assuming the due authorization, execution and delivery of the Indenture by the Debenture Trustee, will constitute a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting enforcement of creditors' rights generally or by general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law) or an implied covenant of good faith and fair dealing, and except that rights to indemnification and contribution thereunder may be limited by federal or state securities laws or public policy relating thereto.

             (xiv) AUTHORIZATION OF DEBENTURES. The Debentures have been duly authorized by the Company, and when executed by the Company, authenticated and delivered by the

Debenture Trustee and issued and delivered by the Company in the manner provided for in the Indenture and sold and paid for as provided in this Agreement, the Debentures will constitute valid and binding obligations of the Company entitled to the benefits of the Indenture and enforceable against the Company in accordance with their terms, except as enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting enforcement of creditors' rights generally or by general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law) or an implied covenant of good faith and fair dealing, and except that rights to indemnification and contribution thereunder may be limited by federal or state securities laws or public policy relating thereto.

             (xv) AUTHORIZATION OF AGREEMENT. This Agreement has been duly authorized, executed and delivered by the Company and the Trust.

             (xvi) CAPITALIZATION. The authorized, issued and outstanding capital stock of the Company is as set forth in the Prospectus in the column entitled "Actual" under the caption "Capitalization" (except for the Company's issuance of 3.68 million shares of common stock in October 2001 and subsequent issuances, if any, pursuant to this Agreement, pursuant to reservations, agreements or employee benefit plans referred to in the Prospectus or pursuant to the exercise of convertible securities or options referred to in the Prospectus). The shares of issued and outstanding capital stock of the Company have been duly authorized and validly issued and are fully paid and non-assessable; none of the outstanding shares of capital stock of the Company was issued in violation of the preemptive or other similar rights of any securityholder of the Company.

             (xvii) ABSENCE OF DEFAULTS AND CONFLICTS. Neither the Company, any of its subsidiaries nor the Trust is in violation of its charter or by-laws or other organizational documents or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument to which the Company, any of its subsidiaries or the Trust is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company, any subsidiary or the Trust is subject (collectively, "Agreements and Instruments") except for such defaults that would not result in a Material Adverse Effect; and the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated herein and in the Registration Statement (including the issuance and sale of the Securities and the use of the proceeds from the sale of the Securities as described in the Prospectus under the caption "Use of Proceeds") and compliance by the Company and the Trust with their obligations hereunder have been duly authorized by all necessary corporate action and do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default or Repayment Event (as defined below) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company, any subsidiary or the Trust pursuant to, the Agreements and Instruments (except for Repayment Events or such conflicts, breaches or defaults or liens, charges or encumbrances that would not result in a Material Adverse Effect), nor will such action result in any violation of (A) the provisions of the charter or by-laws or other organizational documents of the Company, any subsidiary or the Trust or (B) any applicable law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Company, any subsidiary or the Trust or any of their assets, properties or operations, except, in the case of clause (B) hereof, for such violations that would not result in a Material Adverse Effect. As used herein, a "Repayment Event" means any event or condition which gives the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder's behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company, any subsidiary or the Trust prior to the scheduled maturity thereof or any other scheduled payment date.

             (xviii) ABSENCE OF LABOR DISPUTE. No labor dispute with the employees of the Company or any subsidiary exists or, to the knowledge of the Company, is imminent, which may reasonably be expected to result in a Material Adverse Effect.

             (xix) ABSENCE OF PROCEEDINGS. Other than as disclosed in the Registration Statement, there is no action, suit, proceeding, inquiry or investigation before or brought by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of the Company or the Trust, threatened, against or affecting the Company or any subsidiary, which is required to be disclosed in the Registration Statement, or which might reasonably be expected to result in a Material Adverse Effect, or which might reasonably be expected to materially and adversely affect the properties or assets thereof or the consummation of the transactions contemplated in this Agreement or the performance by the Company or the Trust of its obligations hereunder; the aggregate of all pending legal or governmental proceedings to which the Company or any subsidiary is a party or of which any of their respective property or assets is the subject which are not described in the Registration Statement, including ordinary routine litigation incidental to the business, could not reasonably be expected to result in a Material Adverse Effect.

             (xx) ACCURACY OF EXHIBITS. There are no contracts or documents which are required to be described in the Registration Statement, the Prospectus or the documents incorporated by reference therein or to be filed as exhibits thereto which have not been so described and filed as required.

             (xxi) POSSESSION OF INTELLECTUAL PROPERTY. The Company and its subsidiaries own or possess, or can acquire on reasonable terms, adequate patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks, trade names or other intellectual property (collectively, "Intellectual Property") necessary to carry on the business now operated by them except in cases in which the failure to own or possess such Intellectual Property would not have a Material Adverse Effect and neither the Company nor any of its subsidiaries has received any notice or is otherwise aware of any infringement of or conflict with asserted rights of others with respect to any Intellectual Property or of any facts or circumstances which would render any Intellectual Property invalid or inadequate to protect the interest of the Company or any of its subsidiaries therein, and which infringement, conflict, invalidity or inadequacy, singly or in the aggregate, might reasonably be expected to result in a Material Adverse Effect.

             (xxii) ABSENCE OF FURTHER REQUIREMENTS. No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency is necessary or required for the performance by the Company or the Trust of its obligations hereunder, in connection with the offering, issuance or sale of the Securities hereunder or the consummation of the transactions contemplated by this Agreement, except such as have been already obtained, except as may be required under the 1933 Act or the 1933 Act Regulations or state securities or Blue Sky laws, except for the FERC Order (as defined herein) and except for the qualification of the Indenture, the Declaration and the Guarantee Agreements under the 1939 Act.

             (xxiii) POSSESSION OF LICENSES AND PERMITS. The Company and its subsidiaries possess such permits, licenses, approvals, consents and other authorizations (collectively, "Governmental Licenses") issued by the appropriate federal, state, local or foreign regulatory agencies or bodies necessary to conduct the business now operated by them, except where the failure to have such Governmental Licenses would not, singly or in the aggregate, have a Material Adverse Effect; the Company and its subsidiaries are in compliance with the terms and conditions of all such Governmental Licenses, except where the failure so to comply would not, singly or in the aggregate, have a Material Adverse Effect; all of the Governmental Licenses are valid and in full force and effect, except when the invalidity of such Governmental Licenses or the failure of such Governmental Licenses to be in full force and effect would not have a Material Adverse Effect; and neither the Company nor any of its subsidiaries has received any notice of proceedings relating to the revocation or modification of any such Governmental Licenses which, singly or in the aggregate, would result in a Material Adverse Effect.

             (xxiv) TITLE TO PROPERTY. The Company and its subsidiaries have good and marketable title to all material real property owned by the Company and its subsidiaries and good title to all other material properties owned by them, in each case, free and clear of all mortgages, pledges, liens, security interests, claims, restrictions or encumbrances of any kind (a) except such as are described in the Prospectus, (b) except for liens and encumbrances granted under debt agreements identified in the Prospectus and (c) except such as would not have a Material Adverse Effect; and all of the leases and subleases material to the business of the Company and its subsidiaries, considered as one enterprise, and under which the Company or any of its subsidiaries holds properties described in the Prospectus, are in full force and effect, and neither the Company nor any subsidiary has any notice of any material claim of any sort that has been asserted by anyone adverse to the rights of the Company or any subsidiary under any of the leases or subleases mentioned above, or affecting or questioning the rights of the Company or such subsidiary to the continued possession of the leased or subleased premises under any such lease or sublease.

             (xxv) INVESTMENT COMPANY ACT. Neither the Company nor the Trust is, and upon the issuance and sale of the Preferred Securities as herein contemplated and the application of the net proceeds therefrom as described in the Prospectus neither will be, an "investment company" or an entity "controlled" by an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended (the "1940 Act") required to register under the 1940 Act.

             (xxvi) ENVIRONMENTAL LAWS. Except as described in the Registration Statement and except as would not, singly or in the aggregate, result in a Material Adverse Effect, (A) neither the Company nor any of its subsidiaries is in violation of any federal, state, local or foreign statute, law, rule, regulation, ordinance, code, policy or rule of common law or any judicial or administrative interpretation thereof, including any judicial or administrative order, consent, decree or judgment, relating to pollution or protection of human health, the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including, without limitation, laws and regulations relating to the release or threatened release of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum or petroleum products (collectively, "Hazardous Materials") or to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials (collectively, "Environmental Laws"), (B) the Company and its subsidiaries have all permits, authorizations and approvals required under any applicable Environmental Laws and are each in compliance with their requirements, (C) there are no pending or, to the knowledge of the Company, threatened administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigation or proceedings relating to any Environmental Law against the Company or any of its subsidiaries and (D) there are no events or circumstances that might reasonably be expected to form the basis of an order for clean-up or remediation, or an action, suit or proceeding by any private party or governmental body or agency, against or affecting the Company or any of its subsidiaries relating to Hazardous Materials or any Environmental Laws.

             (xxvii) FERC. The Federal Energy Regulatory Commission ("FERC") has issued an appropriate order or orders with respect to the issuance and sale of the Securities in accordance with this Agreement ("FERC Order"); the FERC Order is in full force and effect; and the issuance and sale of the Securities are in conformity with the terms of the FERC Order.

         (b) OFFICERS' CERTIFICATES. Any certificate signed by any officer of the Company or any of its subsidiaries or the Trust delivered to the Representatives or to counsel for the Underwriters shall be deemed a representation and warranty by the Company or the Trust, respectively, to each Underwriter as to the matters covered thereby.

         SECTION 2. SALE AND DELIVERY TO UNDERWRITERS; CLOSING.

         (a) INITIAL PREFERRED SECURITIES. On the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Trust agrees to sell to each Underwriter, severally and not jointly, and each Underwriter, severally and not jointly, agrees to purchase from the Company, at the purchase price of $25 per Preferred Security, the number of Initial Preferred Securities set forth in Schedule A opposite the name of such Underwriter, plus any additional number of Initial Preferred Securities which such Underwriter may become obligated to purchase pursuant to the provisions of Section 10 hereof.

         (b) OPTION PREFERRED SECURITIES. In addition, on the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Trust hereby grants an option to the Underwriters, severally and not jointly, to purchase up to an additional 600,000 Preferred Securities (the "Option Preferred Securities") at a price per Option Preferred Security equal to the price per Initial Preferred Security plus accumulated distributions, if any, from January 31, 2002 to the date of delivery and payment. Such option will expire 30 days after the date of this Agreement and may be exercised in whole or in part from time to time only for the purpose of covering over-allotments which may be made in connection with the offering and distribution of the Initial Preferred Securities upon notice by the Representatives to the Trust and the Company setting forth the number of Option Preferred Securities as to which the several Underwriters are then exercising the option and the time, date and place of payment and delivery for such Option Preferred Securities. Any such time and date of payment and delivery (each, a "Date of Delivery") shall be determined by the Representatives, the Trust and the Company, but shall not be sooner than four business days or later than seven full business days after the exercise of said option, nor in any event prior to the Closing Time, as hereinafter defined, unless agreed by the Representatives, the Trust and the Company. If the option is exercised as to all or any portion of the Option Preferred Securities, each of the Underwriters, acting severally and not jointly, will purchase that proportion of the total number of Option Preferred Securities then being purchased which the number of Initial Preferred Securities set forth in Schedule A opposite the name of such Underwriter bears to the total number of Initial Preferred Securities, subject in each case to such adjustments as the Representatives in their discretion shall make to eliminate any sales or purchases of fractional shares.

         (c) PAYMENT. As compensation to the Underwriters for their commitments hereunder and in view of the fact that the proceeds of the sale of the Preferred Securities will be used to purchase the Debentures, the Company hereby agrees to pay at the Closing Time and at each Date of Delivery to the Underwriters a commission of $0.7875 per Preferred Security. Payment of the purchase price for, and delivery of certificates for, the Preferred Securities shall be made at the offices of Paul, Hastings, Janofsky & Walker LLP, 399 Park Avenue, New York, New York 10022, or at such other place as shall be agreed upon by the Representatives, the Company and the Trust, at 9:00 A.M. (Eastern time) on the third (fourth, if the pricing occurs after 4:30 p.m. (Eastern time) on any given day) business day after the date hereof (unless postponed in accordance with the provisions of Section 10), or such other time not later than ten business days after such date as shall be agreed upon by the Representatives, the Company and the Trust (such time and date of payment and delivery being herein called "Closing Time").

         In addition, in the event that any or all of the Option Preferred Securities are purchased by the Underwriters, payment of the purchase price for, and delivery of such Option Preferred Securities, shall be made at the above-mentioned offices, or at such other place as shall be agreed upon by the Representatives, the Trust and the Company, on the relevant Date of Delivery as specified in the notice from the Representatives to the Trust and the Company.

         Payment shall be made to the Trust by wire transfer of immediately available funds to the order of the Trust, against delivery to Morgan Stanley & Co. Incorporated for the respective accounts of the Underwriters of certificates for the Preferred Securities to be purchased by them. It is understood that each Underwriter has authorized Morgan Stanley & Co. Incorporated, for its account, to accept delivery of, receipt for, and make payment of the purchase price for the Initial Preferred Securities and the Option Preferred Securities, if any, which it has agreed to purchase. Morgan Stanley & Co. Incorporated, individually and not as representative of the Underwriters, may (but shall not be obligated to) make payment of the purchase price for the Initial Preferred Securities or the Option Preferred Securities, if any, to be purchased by any Underwriter whose funds have not been received by the Closing Time or the relevant Date of Delivery, as the case may be, but such payment shall not relieve such Underwriter from its obligations hereunder.

         At Closing Time, or the Date of Delivery, as the case may be, the Company will pay, or cause to be paid, the commission payable at such time under this Section 2 to Morgan Stanley & Co. Incorporated on behalf of the Underwriters by wire transfer of immediately available funds.

         (d) DENOMINATIONS; REGISTRATION. Certificates for the Initial Preferred Securities and the Option Preferred Securities, if any, shall be in such denominations and registered in such names as the Representatives may request in writing at least two full business days before the Closing Time or the relevant Date of Delivery, as the case may be. The certificates for the Initial Preferred Securities and the Option Preferred Securities, if any, will be made available for examination and packaging by the Representatives in The City of New York not later than 5:00 P.M. (Eastern time) on the business day prior to the Closing Time or the relevant Date of Delivery, as the case may be.

         SECTION 3. COVENANTS OF THE COMPANY AND THE TRUST. The Company and the Trust jointly and severally covenant with each Underwriter as follows:

         (a) COMPLIANCE WITH SECURITIES REGULATIONS AND COMMISSION REQUESTS. The Company and the Trust, subject to Section 3(b), will notify the Representatives immediately, and confirm the notice in writing, (i) when any post-effective amendment to the Registration Statement shall become effective, or any supplement to the Prospectus or any amended Prospectus shall have been filed,
(ii) of the receipt of any comments from the Commission, (iii) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for additional information and (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of any preliminary prospectus, the Prospectus, or of the suspension of the qualification of the Preferred Securities for offering or sale in any jurisdiction or of the initiation or threatening of any proceedings for any of such purposes. The Company and the Trust will promptly effect the filings necessary pursuant to Rule 424(b) and will take such steps as they deem necessary to ascertain promptly whether the form of prospectus transmitted for filing under Rule 424(b) was received for filing by the Commission and, in the event that it was not, it will promptly file such prospectus. The Company and the Trust will make every reasonable effort to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible moment.

         (b) FILING OF AMENDMENTS. The Company and the Trust will give the Representatives notice of their intention to file or prepare any amendment to the Registration Statement or any amendment, supplement or revision to either the prospectus included in the Registration Statement at the time it became effective or to the Prospectus, whether pursuant to the 1933 Act, the 1934 Act or otherwise, will furnish the Representatives with copies of any such documents a reasonable amount of time prior to such proposed filing or use, as the case may be, and will not file or use any such document to which the Representatives or counsel for the Representatives shall reasonably object.

         (c) DELIVERY OF REGISTRATION STATEMENTS. The Company and the Trust have furnished or will deliver to the Representatives and counsel for the Underwriters, at their request and without charge, conformed copies of the Registration Statement as originally filed and of each amendment thereto (including exhibits filed therewith or incorporated by reference therein and documents incorporated or deemed to be incorporated by reference therein), and conformed copies of all consents and certificates of experts. The copies of the Registration Statement and each amendment thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

         (d) DELIVERY OF PROSPECTUS. The Company and the Trust have delivered to each Underwriter, without charge, as many copies of each preliminary prospectus as such Underwriter reasonably requested, and the Company hereby consents to the use of such copies for purposes permitted by the 1933 Act. The Company will furnish to each Underwriter, without charge, during the period when the Prospectus is required to be delivered under the 1933 Act or the 1934 Act, such number of copies of the Prospectus (as amended or supplemented) as such Underwriter may reasonably request. The Prospectus and any amendments or supplements thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

         (e) CONTINUED COMPLIANCE WITH SECURITIES LAWS. The Company and the Trust will comply with the 1933 Act and the 1933 Act Regulations and the 1934 Act and the 1934 Act Regulations so as to permit the completion of the distribution of the Securities as contemplated in this Agreement and in the Prospectus. If at any time when a prospectus is required by the 1933 Act to be delivered in connection with sales of the Preferred Securities, any event shall occur or condition shall exist as a result of which it is necessary, in the reasonable opinion of counsel for the Underwriters or for the Company, to amend the Registration Statement or amend or supplement the Prospectus in order that the Prospectus will not include any untrue statements of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time it is delivered to a purchaser, or if it shall be necessary, in the reasonable opinion of such counsel, at any such time to amend the Registration Statement or amend or supplement the Prospectus in order to comply with the requirements of the 1933 Act or the 1933 Act Regulations, the Company and the Trust will promptly prepare and file with the Commission, subject to Section 3(b), such amendment or supplement as may be necessary to correct such statement or omission or to make the Registration Statement or the Prospectus comply with such requirements, and the Company will furnish to the Underwriters such number of copies of such amendment or supplement as the Underwriters may reasonably request.

         (f) BLUE SKY QUALIFICATIONS. The Company and the Trust will each use its reasonable best efforts, in cooperation with the Underwriters, to qualify the Preferred Securities for offering and sale under the applicable securities laws of such states and other jurisdictions (domestic or foreign) as the Representatives may designate and to maintain such qualifications in effect for a period of not less than one year from the effective date of the Registration Statement; PROVIDED, HOWEVER, that neither the Company nor the Trust shall be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject. In each jurisdiction in which the Preferred Securities have been so qualified, the Company and the Trust will file such statements and reports as may be required by the laws of such jurisdiction to continue such qualification in effect for a period of not less than one year from the effective date of the Registration Statement.

         (g) RULE 158. The Company will timely file such reports pursuant to the 1934 Act as are necessary in order to make generally available to its securityholders as soon as practicable an earnings statement for the purposes of, and to provide the benefits contemplated by, the last paragraph of Section 11(a) of the 1933 Act.

         (h) USE OF PROCEEDS. The Trust and the Company will use the net proceeds received by them from the sale of the Securities in the manner specified in the Prospectus under "Use of Proceeds".

         (i) LISTING. The Company will use its best efforts to effect the listing of the Securities on the New York Stock Exchange.

         (j) RESTRICTION ON SALE OF SECURITIES. During a period of 30 days from the date hereof, neither the Company nor the Trust will, without the prior written consent of Morgan Stanley & Co. Incorporated, (i) directly or indirectly, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of any Preferred Securities or Debentures or any securities convertible into, or exercisable or exchangeable for Preferred Securities or Debentures or file any registration statement under the 1933 Act with respect to any of the foregoing or (ii) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequences of ownership of the Preferred Securities or Debentures, whether any such swap or transaction described in clause (i) or (ii) above is to be settled by delivery of Preferred Securities, Debentures or such other securities referenced above, in cash or otherwise. The foregoing sentence shall not apply to the Preferred Securities or Debentures to be sold hereunder.

         (k) REPORTING REQUIREMENTS. The Company and the Trust, during the period when the Prospectus is required to be delivered under the 1933 Act or the 1934 Act, will file all documents required to be filed with the Commission pursuant to the 1934 Act within the time periods required by the 1934 Act and the 1934 Act Regulations.

         Section 4. PAYMENT OF EXPENSES.

         (a) EXPENSES. The Company will pay all expenses incident to the performance of its and the Trust's obligations under this Agreement, including
(i) the preparation, printing and filing of the Registration Statement (including financial statements and exhibits) as originally filed and of each amendment thereto, (ii) the printing and delivery to the Underwriters of this Agreement, any Agreement among Underwriters and such other documents as may be required in connection with the offering, purchase, sale, issuance or delivery of the Preferred Securities, (iii) the preparation, issuance and delivery of the certificates for the Preferred Securities to the Underwriters, including any stock or other transfer taxes and any stamp or other duties payable upon the sale, issuance or delivery of the Preferred Securities to the Underwriters, (iv) the fees and disbursements of the Company's and the Trust's counsel, accountants and other advisors, (v) the filing fees incident to any necessary filings under state securities laws and the reasonable fees and disbursements of counsel for the Underwriters in connection therewith and in connection with the preparation of the Blue Sky Survey and any supplement thereto, (vi) the printing and delivery to the Underwriters of copies of each preliminary prospectus and of the Prospectus and any amendments or supplements thereto, (vii) the fees and expenses of any transfer agent or registrar for the Preferred Securities, (viii) the reasonable fees and expenses of the Debenture Trustee, including the fees of the securities rating services and disbursements of counsel for the Debenture Trustee in connection with the Indenture and the Debentures, (ix) the reasonable fees and expenses of the Delaware Trustee, the Property Trustee and the Guarantee Trustee, including the reasonable fees and disbursements of counsel for the Delaware Trustee, the Property Trustee and the Guarantee Trustee, (x) any reasonable fees payable in connection with the rating of the Preferred Securities and the Debentures, (xi) the cost and charges associated with the approval of the Preferred Securities by The Depository Trust Company for "book-entry" transfer and (xii) the fees and expenses incurred in connection with the listing of the Preferred Securities and, if applicable, the Debentures on the New York Stock Exchange.

         (b) TERMINATION OF AGREEMENT. If this Agreement is terminated by the Representatives in accordance with the provisions of Section 5 or Section 9(a)(i) hereof, the Company shall reimburse the Underwriters for all of their reasonable out-of-pocket expenses, including the reasonable fees and disbursements of counsel for the Underwriters.

         Section 5. CONDITIONS OF UNDERWRITERS' OBLIGATIONS. The obligations of the several Underwriters hereunder are subject to the accuracy of the representations and warranties of the Company and the Trust contained in Section 1 hereof or in certificates of any officer of the Company, any subsidiary of the Company or any Trustee delivered pursuant to the provisions hereof, to the performance by the Company and the Trust of their respective covenants and other obligations hereunder, and to the following further conditions:

         (a) EFFECTIVENESS OF REGISTRATION STATEMENT. The Registration Statement has become effective and at the Closing Time no stop order suspending the effectiveness of the Registration Statement shall have been issued under the 1933 Act or proceedings therefor initiated or threatened by the Commission, and any request on the part of the Commission for additional information shall have been complied with to the reasonable satisfaction of counsel to the Underwriters. A prospectus shall have been filed with the Commission in accordance with Rule 424(b).

         (b) OPINIONS OF COUNSEL FOR COMPANY.

                    (i) OPINIONS OF SPECIAL COUNSEL FOR COMPANY. At Closing Time, the Representatives shall have received the opinions, dated as of Closing Time, of Paul, Hastings, Janofsky & Walker LLP, special counsel and special tax counsel for the Company, in form and substance satisfactory to counsel for the Underwriters, together with signed or reproduced copies of such letters for each of the other Underwriters to the effect set forth in Exhibit A-1 and Exhibit A-2 hereto and to such further effect as counsel to the Underwriters may reasonably request.

                    (ii) OPINION OF COUNSEL FOR COMPANY. At Closing Time, the Representatives shall have received the opinion, dated as of Closing Time, of Alan D. Dietrich, Esq., Vice President Legal Administration of the Company, in form and substance satisfactory to counsel for the Underwriters, together with signed or reproduced copies of such letter for each of the other Underwriters to the effect set forth in Exhibit B hereto and such further effect as counsel to the Underwriters may reasonably request.

         (c) OPINION OF SPECIAL DELAWARE COUNSEL FOR THE TRUST AND THE COMPANY. At Closing Time, the Representatives shall have received the opinion, dated as of the Closing Time, of Richards, Layton & Finger, P.A., special Delaware counsel to the Trust and the Company, in form and substance satisfactory to counsel for the Underwriters together with signed or reproduced copies of such letter for each of the Underwriters to the effect set forth in Exhibit C hereto and to such further effect as counsel to the Underwriters may reasonably request.

         (d) OPINIONS OF COUNSEL FOR THE PROPERTY TRUSTEE, THE DEBENTURE TRUSTEE AND THE GUARANTEE TRUSTEE. At Closing Time, the Representatives shall have received opinions, dated as of Closing Time, of Richards, Layton & Finger, P.A., counsel to the Property Trustee and Guarantee Trustee, and of Seward & Kissel LLP, counsel to the Debenture Trustee, in form and substance satisfactory to the Representatives.

         (e) OPINION OF COUNSEL FOR UNDERWRITERS. At Closing Time, the Representatives shall have received the opinion, dated as of Closing Time, of Dewey Ballantine LLP, counsel for the Underwriters, together with signed or reproduced copies of such letter for each of the other Underwriters with respect to the matters set forth in paragraph 1 of Exhibit B and paragraphs 1, 2, 3, 5, 6, 7, 9, 10, 11 and the penultimate paragraph of Exhibit A-1 hereto. In giving such opinion such counsel may rely, as to all matters governed by the laws of jurisdictions other than the law of the State of New York and the federal law of the United States, upon the opinions of counsel satisfactory to the Representatives. Such counsel may also state that, insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon certificates of officers of the Company and its subsidiaries and certificates of public officials.

         (f) OFFICERS' CERTIFICATES. At Closing Time, there shall not have been, since the date hereof or since the respective dates as of which information is given in the Prospectus, (A) any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, and the Representatives shall have received a certificate of the President or a Vice President of the Company and of the chief financial or chief accounting officer of the Company, dated as of Closing Time, to the effect that (i) there has been no such material adverse change, (ii) the representations and warranties in
Section 1(a) hereof are true and correct with the same force and effect as though expressly made at and as of Closing Time, (iii) the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to Closing Time, and (iv) no stop order suspending the effectiveness of the Registration Statement has been issued and, to the

Company's knowledge, no proceedings for that purpose have been instituted or are pending or are contemplated by the Commission. At the Closing Time, the Representatives shall have received a certificate of an Administrative Trustee of the Trust, dated as of the Closing Time, also to that effect.

         (g) ACCOUNTANTS' COMFORT LETTERS. At the time of the execution of this Agreement, the Representatives shall have received from each of Arthur Andersen LLP and PricewaterhouseCoopers LLP a letter dated such date, in form and substance satisfactory to the Representatives, together with signed or reproduced copies of such letters for each of the Underwriters containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements, certain financial information and the pro forma financial statements contained in the Registration Statement and the Prospectus.

         (h) BRING-DOWN COMFORT LETTERS. At Closing Time, the Representatives shall have received from each of Arthur Andersen LLP and PricewaterhouseCoopers LLP a letter, dated as of the Closing Time, to the effect that they reaffirm the statements made in the letters furnished pursuant to subsection (h) of this
Section 5, except that the specified date referred to shall be a date not more than three business days prior to the Closing Time.

         (i) APPROVAL OF LISTING. At the Closing Time, the Preferred Securities shall have been approved for listing on the New York Stock Exchange, subject only to official notice of issuance.

         (j) MAINTENANCE OF RATING. At Closing Time and any relevant Date of Delivery, the Preferred Securities shall be rated at least Baa3 (negative outlook) by Moody's Investors Service, Inc. and BBB- by Standard & Poor's Ratings Group, a division of McGraw-Hill, Inc., and the Company shall have delivered to the Underwriters a letter dated the Closing Time, from each such rating agency, or other evidence satisfactory to the Representatives, confirming that the Preferred Securities have such ratings; and since the date of this Agreement, there shall not have occurred a downgrading in the rating assigned to the Preferred Securities or any of the Company's debt or preferred securities by any "nationally recognized statistical rating agency," as that term is defined by the Commission for purposes of Rule 436(g)(2) under the 1933 Act, and no such organization shall have publicly announced that it has under surveillance or review its rating of the Preferred Securities or any of the Company's debt or preferred securities.

         (k) CONDITIONS TO PURCHASE OPTION PREFERRED SECURITIES. In the event that the Underwriters exercise their option provided in Section 2(b) hereof to purchase all or any portion of the Option Preferred Securities, the representations and warranties of the Trust and the Company contained herein and the statements in any certificates furnished by the Trust or the Company or any of its subsidiaries hereunder shall be true and correct as of each Date of Delivery, and, at the relevant Date of Delivery, the Representatives shall have received:

                    (i) OFFICERS' CERTIFICATE. A certificate, dated such Date of Delivery, of the President or a Vice President of the Company and of the chief financial officer or chief accounting officer of the Company and of an Administrative Trustee of the Trust, confirming that the certificates delivered at the Closing Time pursuant to Section 5(f) hereof remain true and correct as of such Date of Delivery.

                    (ii) OPINIONS OF SPECIAL COUNSEL FOR COMPANY. The opinions of Paul, Hastings, Janofsky & Walker LLP, special counsel and special tax counsel for the Company, in form and substance satisfactory to counsel for the Underwriters, dated such Date of Delivery, relating to the Option Preferred Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinions required by
          Section 5(b)(i) hereof.

                    (iii) OPINION OF COUNSEL FOR COMPANY. The opinion of Alan D. Dietrich, Esq., Vice President Legal Administration of the Company, in form and substance satisfactory to counsel for the Underwriters, dated such Date of Delivery, relating to the Option Preferred Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinion required by Section 5(b)(ii) hereof.

                    (iv) OPINION OF SPECIAL DELAWARE COUNSEL FOR THE TRUST AND THE COMPANY. The opinion of Richards, Layton & Finger, P.A., special Delaware counsel to the Trust and the Company, in form and substance satisfactory to counsel for the Underwriters, dated such Date of Delivery, relating to the Option Preferred Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinion required by Section 5(c) hereof.

                    (v) OPINIONS OF COUNSEL FOR THE PROPERTY TRUSTEE, THE DEBENTURE TRUSTEE AND THE GUARANTEE TRUSTEE. The opinions of Richards, Layton & Finger, P.A., counsel to the Property Trustee and Guarantee Trustee, and of Seward & Kissel LLP, counsel to the Debenture Trustee, in form and substance satisfactory to counsel for the Underwriters, dated such Date of Delivery, relating to the Option Preferred Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinions required by Section 5(d) hereof.

                    (vii) OPINION OF COUNSEL FOR UNDERWRITERS. The opinion of Dewey Ballantine llp, counsel for the Underwriters, dated such Date of Delivery, relating to the Option Preferred Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinion required by Section 5(e) hereof.

                    (viii) Bring-down Comfort Letters. A letter from each of Arthur Andersen LLP and PricewaterhouseCoopers LLP, in form and substance satisfactory to the Representatives and dated such Date of Delivery, substantially in the same form and substance as the letters furnished to the Representatives pursuant to Section 5(h) hereof, except that the "specified date" in the letter furnished pursuant to this paragraph shall be a date not more than five days prior to such Date of Delivery.

         (l) ADDITIONAL DOCUMENTS. At Closing Time and at each Date of Delivery, counsel for the Underwriters shall have been furnished with such documents and opinions as they may require for the purpose of enabling them to pass upon the issuance and sale of the Preferred Securities as herein contemplated, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Company and Trust in connection with the issuance and sale of the Preferred Securities as herein contemplated shall be satisfactory in form and substance to the Representatives and counsel for the Underwriters.

         (m) TERMINATION OF AGREEMENT. If any condition specified in this Section shall not have been fulfilled when and as required to be fulfilled, this Agreement, or, in the case of any condition to the purchase of Option Preferred Securities, on a Date of Delivery which is after the Closing Time, the obligations of the several Underwriters to purchase the relevant Option Preferred Securities, may be terminated by the Representatives by notice to the Company at any time at or prior to Closing Time or such Date of Delivery, as the case may be, and such termination shall be without liability of any party to any other party except as provided in Section 4 and except that Sections 1, 6, 7 and 8 shall survive any such termination and remain in full force and effect.

         SECTION 6. INDEMNIFICATION.

         (a) INDEMNIFICATION OF UNDERWRITERS. Each of the Company and the Trust jointly and severally agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act as follows:

                    (i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto) or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact included in any preliminary prospectus or the Prospectus (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                    (ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission provided that (subject to Section 6(e) below) any such settlement is effected with the written consent of the Company; and

                    (iii) against any and all expense whatsoever, as incurred (including the fees and disbursements of counsel chosen by Morgan Stanley & Co. Incorporated), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (i) or
          (ii) above;

PROVIDED, HOWEVER, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by any Underwriter through Morgan Stanley & Co. Incorporated expressly for use in the Registration Statement (or any amendment thereto) or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto); and PROVIDED, FURTHER, that this indemnity shall not apply to any preliminary prospectus or any amendment or supplement thereto to the extent that any such loss, claim, damage or liability results from the fact that any Underwriter sold Preferred Securities to a person as to whom it shall be established that there was not sent or given, at or prior to the written confirmation of such sale, a copy of the Prospectus as supplemented or amended and the loss, claim, damage or liability of such Underwriter results from an untrue statement or omission of a material fact contained in the preliminary prospectus or amendment or supplement thereto which was corrected in the Prospectus or in the Prospectus as then amended or supplemented and such correction would have cured the defect giving rise to such loss, claim, damage or liability.

         (b) INDEMNIFICATION OF TRUST BY COMPANY. The Company agrees to indemnify the Trust against all loss, liability, claim, damage and expense whatsoever as due from the Trust under Section 6(a) hereunder.

         (c) INDEMNIFICATION OF TRUST, COMPANY, DIRECTORS AND OFFICERS. Each Underwriter severally agrees to indemnify and hold harmless the Company and the Trust, the Company's directors, each of the Company's officers and the Trustees of the Trust who signed the Registration Statement, and each person, if any, who controls the Company and the Trust within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto), or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company by such Underwriter through Morgan Stanley & Co. Incorporated expressly for use in the Registration Statement (or any amendment thereto) or such preliminary prospectus or the Prospectus (or any amendment or supplement thereto).

         (d) ACTIONS AGAINST PARTIES; NOTIFICATION. Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. In the case of parties indemnified pursuant to Section 6(a) above, counsel to the indemnified parties shall be selected by Morgan Stanley & Co. Incorporated, and, in the case of parties indemnified pursuant to Section 6(c) above, counsel to the indemnified parties shall be selected by the Company. An indemnifying party may participate at its own expense in the defense of any such action; PROVIDED, HOWEVER, that counsel to the indemnifying party shall not (except with the consent of the indemnified party) also be counsel to the indemnified party. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 6 or Section 7 hereof (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

         (e) SETTLEMENT WITHOUT CONSENT IF FAILURE TO REIMBURSE. If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by
Section 6(a)(ii) effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

         SECTION 7. CONTRIBUTION. If the indemnification provided for in Section 6 hereof is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein; then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Trust on the one hand and the Underwriters on the other hand from the offering of the Preferred Securities pursuant to this Agreement or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause
(i) above but also the relative fault of the Company and the Trust on the one hand and of the Underwriters on the other hand in connection with the statements or omissions, which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

         The relative benefits received by the Company and the Trust on the one hand and the Underwriters on the other hand in connection with the offering of the Preferred Securities pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Preferred Securities pursuant to this Agreement (before deducting expenses) received by the Company and the total underwriting commission received by the Underwriters, in each case as set forth on the cover of the Prospectus, bear to the aggregate initial public offering price of the Securities as set forth on such cover.

         The relative fault of the Company and the Trust on the one hand and the Underwriters on the other hand shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

         The Company, the Trust and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 7. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 7 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.

         Notwithstanding the provisions of this Section 7, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of any such untrue or alleged untrue statement or omission or alleged omission.

         No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

         For purposes of this Section 7, each person, if any, who controls an Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as such Underwriter, and each director of the Company, each officer of the Company and the Trustees of the Trust who signed the Registration Statement, and each person, if any, who controls the Company or the Trust within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Company. The Underwriters' respective obligations to contribute pursuant to this Section 7 are several in proportion to the number of Initial Preferred Securities set forth opposite their respective names in Schedule A hereto and not joint.

         SECTION 8. REPRESENTATIONS, WARRANTIES AND AGREEMENTS TO SURVIVE DELIVERY. All representations, warranties and agreements contained in this Agreement or in certificates of officers of the Company or the Trustees of the Trust or any of its other subsidiaries submitted pursuant hereto, shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or controlling person, or by or on behalf of the Company, and shall survive delivery of the Preferred Securities to the Underwriters.

         SECTION 9. TERMINATION OF AGREEMENT.

         (a) TERMINATION; GENERAL. The Representatives may terminate this Agreement, by notice to the Company and the Trust, at any time at or prior to Closing Time or any relevant Date of Delivery (i) if there has been, since the time of execution of this Agreement, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, or (ii) if there has occurred any material adverse change in the financial markets in the United States or the international financial markets, any outbreak of hostilities or escalation thereof or other calamity or crisis or any material adverse change or development involving a prospective material adverse change in national or international political, financial or economic conditions, in each case of subclauses (i) and (ii) above the effect of which is such as to make it, in the judgment of the Representatives, impracticable to market the Preferred Securities or to enforce contracts for the sale of the Preferred Securities, or
(iii) if trading in any securities of the Company has been suspended or materially limited by the Commission or the New York Stock Exchange, or if trading generally on the American Stock Exchange or the New York Stock Exchange or in the Nasdaq National Market has been suspended or materially limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices have been required, by any of said exchanges or by such system or by order of the Commission, the National Association of Securities Dealers, Inc. or any other governmental authority, or (iv) if a banking moratorium has been declared by either Federal or New York authorities, or (v) if a material disruption has occurred in commercial banking or securities settlement or clearance services in the United States or with respect to Clearstream or Euroclear systems in Europe.

         (b) LIABILITIES. If this Agreement is terminated pursuant to this Section, such termination shall be without liability of any party to any other party except as provided in Section 4 hereof, and provided further that Sections 1, 6, 7 and 8 shall survive such termination and remain in full force and effect.

         SECTION 10. DEFAULT BY ONE OR MORE OF THE UNDERWRITERS. If one or more of the Underwriters shall fail at Closing Time or the relevant Date of Delivery, as the case may be, to purchase the Preferred Securities which it or they are obligated to purchase under this Agreement (the "Defaulted Securities"), the Representatives shall have the right, within 24 hours thereafter, to make arrangements for one or more of the non-defaulting Underwriters, or any other underwriters, to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms herein set forth; if, however, the Representatives shall not have completed such arrangements within such 24-hour period, then:

         (a) if the number of Defaulted Securities does not exceed 10% of the number of Preferred Securities to be purchased on such date, each of the non-defaulting Underwriters shall be obligated, severally and not jointly, to purchase the full amount thereof in the proportions that their respective underwriting obligations hereunder bear to the underwriting obligations of all non-defaulting Underwriters, or

         (b) if the number of Defaulted Securities exceeds 10% of the number of Preferred Securities to be purchased on such date, this Agreement or, with respect to any Date of Delivery which occurs after Closing Time, the obligation of the Underwriters to purchase and of the Trust to sell the Option Preferred Securities to be purchased and sold on such Date of Delivery shall terminate without liability on the part of any non-defaulting Underwriter.

         No action taken pursuant to this Section shall relieve any defaulting Underwriter from liability in respect of its default.

         In the event of any such default which does not result in a termination of this Agreement or, in the case of a Date of Delivery which is after the Closing Time, which does not result in a termination of the obligation of the Underwriters to purchase and the Trust to sell the relevant Option Preferred Securities, as the case may be, either the non-defaulting Representative or the Company shall have the right to postpone Closing Time or the relevant Date of Delivery, as the case may be, for a period not exceeding seven days in order to effect any required changes in the Registration Statement or Prospectus or in any other documents or arrangements. As used herein, the term "Underwriter" includes any person substituted for an Underwriter under this Section.

         SECTION 11. NOTICES. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Underwriters shall be directed to the Representatives at 1585 Broadway, New York, New York 10036, attention of Debt Syndicate Desk; notices to the Trust shall be directed to it c/o the Company at 125 S. Dakota Avenue, Sioux Falls, South Dakota, 57104, attention of Eric R. Jacobsen, with a copy to Paul, Hastings, Janofsky & Walker LLP at the following address through February 28, 2002: 345 California St, San Francisco, CA 94104 and at the following address after February 28, 2002: 55 Second Street, 24th Floor, San Francisco, CA 94105,
Attn: Thomas R. Pollock and notices to the Company shall be directed to it at 125 S. Dakota Avenue, Sioux Falls, South Dakota 57104, attention of Eric R. Jacobsen, with a copy to Paul, Hastings, Janofsky & Walker LLP, 345 California St., San Francisco, CA 94104, Attn: Thomas R. Pollock.

         SECTION 12. PARTIES. This Agreement shall inure to the benefit of and be binding upon the Underwriters, the Company and the Trust and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the Underwriters, the Company and the Trust and their respective successors and the controlling persons and officers and directors referred to in Sections 6 and 7 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the Underwriters, the Company and the Trust and their respective successors, and said controlling persons and officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Preferred Securities from any Underwriter shall be deemed to be a successor by reason merely of such purchase.

         SECTION 13. GOVERNING LAW AND TIME. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. SPECIFIED TIMES OF DAY REFER TO NEW YORK CITY TIME.

         SECTION 14. EFFECT OF HEADINGS. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

         If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company and the Trust a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement between the Underwriters, the Company and the Trust in accordance with its terms.

                                    Very truly yours,

                                    NORTHWESTERN CORPORATION


                                    By:  /s/ Kipp D. Orme
                                       ----------------------------------
                                       Name:  Kipp D. Orme
                                       Title: Vice President - Finance & CFO



                                    NORTHWESTERN CAPITAL FINANCE III


                                    BY:  NORTHWESTERN CORPORATION,
                                              as Sponsor


                                    By:  /s/ Kipp D. Orme
                                        ---------------------------------
                                         Name:  Kipp D. Orme
                                         Title: Vice President - Finance & CFO






CONFIRMED AND ACCEPTED, as of the date first above written:
MORGAN STANLEY & CO. INCORPORATED
MERRILL LYNCH & CO.
MERRILL LYNCH, PIERCE, FENNER & SMITH
                      INCORPORATED
SALOMON SMITH BARNEY INC.

By: MORGAN STANLEY & CO. INCORPORATED

By  /s/ Harold J. Hendershot III
   -----------------------------------------
         Authorized Signatory

For themselves and as Representatives of the other Underwriters named in Schedule A hereto.

                                   SCHEDULE A

                                                                                              Number of
                                                                                              Preferred
Name of U.S. Underwriter                                                                     Securities
------------------------                                                                     ----------

Morgan Stanley & Co. Incorporated.............................................                522,500
Merrill Lynch, Pierce, Fenner & Smith Incorporated............................                522,500
Salomon Smith Barney Inc......................................................                522,500
Credit Suisse First Boston Corporation........................................                522,500
Prudential Securities Incorporated............................................                522,500
UBS Warburg LLC...............................................................                522,500
ABN AMRO Incorporated.........................................................                 80,000
CIBC World Markets Corp. .....................................................                 80,000
Bear, Stearns & Co. Inc. .....................................................                 30,000
Deutsche Banc Alex. Brown Inc. ...............................................                 30,000
First Union Securities, Inc. .................................................                 30,000
H&R Block Financial Advisors, Inc. ...........................................                 30,000
HSBC Securities (USA) Inc. ...................................................                 30,000
Legg Mason Wood Walker, Inc. .................................................                 30,000
Quick and Reilly, Inc. .......................................................                 30,000
RBC Dain Rauscher Inc. .......................................................                 30,000
Charles Schwab & Co., Inc. ...................................................                 30,000
TD Waterhouse Investor Services, Inc. ........................................                 30,000
Tucker Anthony Incorporated...................................................                 30,000
U.S. Bancorp Piper Jaffray Inc. ..............................................                 30,000
Wells Fargo Van Kasper, LLC ..................................................                 30,000
Advest Inc. ..................................................................                 15,000
Robert W. Baird & Co. Incorporated............................................                 15,000
BB&T Capital Markets, a Division of Scott & Stringfellow, Inc.................                 15,000
William Blair & Company, L.L.C. ..............................................                 15,000
Davenport & Company LLC.......................................................                 15,000
D.A. Davidson & Co. ..........................................................                 15,000
Fahnestock & Co. Inc. ........................................................                 15,000
Fifth Third Securities, Inc. .................................................                 15,000
Gibraltar Securities Co. .....................................................                 15,000
Gruntal & Co., L.L.C. ........................................................                 15,000
J.J.B. Hilliard, W.L. Lyons, Inc. ............................................                 15,000
Janney Montgomery Scott LLC...................................................                 15,000
C.L. King & Associates, Inc. .................................................                 15,000
McDonald Investments Inc., a KeyCorp Company..................................                 15,000
McGinn, Smith & Co., Inc. ....................................................                 15,000
Mesirow Financial, Inc. ......................................................                 15,000
Parker/Hunter Incorporated ...................................................                 15,000
Pershing/ a Division of Donaldson, Lufkin & Jenrette..........................                 15,000
Ryan, Beck & Co. LLC..........................................................                 15,000
Southwest Securities, Inc. ...................................................                 15,000
Stifel, Nicolaus & Company Incorporated.......................................                 15,000
Total.........................................................................              4,000,000
                                                                                    =================


                                    Sch A-1

                                   SCHEDULE B

                              List of subsidiaries


         NorthWestern Growth Corporation
         NorthWestern Capital Corporation
         NorthWestern Services Group, Inc.
         NorthWestern Energy Corporation
         NorthWestern Services Corporation
         NorthWestern Networks, Inc.
         NorthWestern Systems, Inc.
         NorCom Advanced Technologies, Inc.
         Nekota Resources, Inc.
         Grant, Inc.
         LNSI, Inc.
         Coast Energy Capital Corporation
         Cornerstone Propane GP, Inc.
         SYN INC.
         Claremont Gas Corporation
         Expanets, Inc.
         Expanets of North America LLC
         Expanets of Hawaii, Inc.
         Expanets of Indiana, Inc.
         Expanets of Indiana, LLC
         Expanets of Arizona, Inc.
         Expanets of Atlanta, Inc.
         Expanets of California, Inc.
         Expanets of Lancaster, Inc.
         Expanets of Mississippi, Inc.
         Expanets of Nebraska, Inc.
         Expanets of New York, Inc.
         Eagle, An Expanets Company, Inc.
         Expanets of Oklahoma, Inc.
         Expanets of Pacific Northwest, Inc.
         Expanets of San Antonio, Inc.
         Expanets of Tennessee, Inc.
         Blue Dot Services Inc.
         A.J. Perri, Inc.
         A.S.I. Hastings, Inc.
         Air Assurance Co.
         Air Conditioning by Luquire, Inc.
         Air Design, Inc.
         Air Specialist Heating and Air Conditioning Company, Inc. Anytime Plumbing, Inc.
         ATM Acquisition Corp.
         Blue Dot Plumbing Services of New Jersey, LLC


                                     Sch B-1

         Blue Dot Capital Corporation
         Blue Dot Capital Partners LLC
         Blue Dot Licensing, Inc.
         Blue Dot of Florida, Inc.
         Blue Dot Properties, Inc.
         Blue Dot Services Company of Florida
         Blue Dot Services Company of Georgia
         Blue Dot Services Company of Illinois
         Blue Dot Services Company of Kansas
         Blue Dot Services Company of Michigan
         Blue Dot Services Company of Ohio
         Blue Dot Services Company of Washington
         Blue Dot Services of West Trenton (NJ), Inc.
         Brody Heating, Air Conditioning & Electrical Contractors, Inc. Burton Plumbing Services, Inc.
         Calvert-Jones Co., Inc.
         CECS Acquisition Corp.
         Columbus/Worthington Heating and Air Conditioning Company, Inc. Comfort Air Systems, Inc.
         Conditioned Air Associates, Inc.
         Controlling Systems, Inc.
         Dauenhauer & Son Plumbing and Piping Co., Inc.
         Dependable Graham Air Conditioning, Inc.
         Donahue Heating & Air Conditioning, Inc.
         Enviro-Air, Inc.
         Environmental Conditioning, Inc.
         Environmental Services of Charlotte, Inc.
         Environmental Systems and Controls, Inc.
         Environmental Techniques Corporation
         Fast Water Heater Company
         AHAC Acquisition Corp.
         Haslett Heating & Cooling, Inc.
         Hill Heating & Air Conditioning, Inc.
         Horizon Home Services, Inc.
         Huck Heating and Air Conditioning, Inc.
         Ideal Service Company, Inc.
         John's Sewer & Pipe Cleaning, Inc.
         Lindstrom Air Conditioning, Inc.
         Master Controls & Service Company, Inc.
         Metro-Tech Service Co.
         NRS Acquisition Corp.
         PAL Acquisition Corp.
         Poudre Valley Air, Inc.
         Residential Services of Indiana, Inc.
         Ridge Heating, Air Conditioning & Plumbing, Inc.
         Standard Heating & Air Conditioning Co.


                                     Sch B-2

         Tri-County Associates, Inc.
         Wagner Mechanical Inc.
         WSI Acquisition Corp.
         STO Acquisition Corp.
         Steve Stone Air Conditioning, Heating & Plumbing, Inc.
         NorthWestern Energy Development, LLC
         NorthWestern Generation I, LLC
         NorthWestern Montana First Megawatts, LLC
         NorthWestern Energy Marketing, LLC
         Montana Megawatts I, LLC
         NorthWestern Capital Partners, LLC
         NorthWestern Capital Ventures, LLC
         Cornerstone Propane Partners, LP
         Cornerstone Propane, LP
         Cornerstone Sales & Service Corporation
         Cornerstone Holding Corporation
         Coast Energy Global Services, Inc.
         Propane Continental, Inc.
         Flame, Inc.
         Coast Energy Canada, Inc.
         NSJV, LLC
         TankSat Solutions, Inc.

                                     Sch B-3

                                                                     Exhibit A-1



               [Paul, Hastings, Janofsky & Walker LLP Letterhead]



January 31, 2002

Morgan Stanley & Co. Incorporated,
Merrill Lynch & Co.,
Merrill Lynch, Pierce, Fenner & Smith Incorporated and
Salomon Smith Barney Inc.
         as Representatives of the several Underwriters named in
         Schedule A to the Underwriting Agreement described herein, c/o Morgan Stanley & Co. Incorporated
1585 Broadway
New York, New York  10036


Re: NorthWestern Corporation - 8.10% Trust Preferred Securities of NorthWestern Capital Financing III

Ladies and Gentlemen:

We have acted as counsel to NorthWestern Corporation, a Delaware corporation (the "COMPANY"), and NorthWestern Capital Financing III, a Delaware statutory business trust (the "TRUST"), with respect to the preparation of, and the consummation of the transactions contemplated by, the Underwriting Agreement (the "UNDERWRITING AGREEMENT"), dated as of January 24, 2002, among the Company, the Trust and Morgan Stanley & Co. Incorporated, Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Salomon Smith Barney Inc., as Representatives of the several Underwriters named in Schedule A thereto (collectively, the "UNDERWRITERS"), with respect to the issue and sale by the Trust and the purchase by the Underwriters of an aggregate of 4,000,000 shares of the Trust's 8.10% Trust Preferred Securities (liquidation amount $25 per trust preferred security) (the "PREFERRED SECURITIES"). In connection with the issue and sale by the Trust of the Preferred Securities, the Company has entered into an Amended and Restated Declaration of Trust of the Trust, dated as January 31, 2002 (including Annex I and Annex II thereto, the "DECLARATION"), among the Company, as depositor, the trustees of the Trust named therein (the "TRUSTEES") and the holders, from time to time, of beneficial interests in the assets of the Trust, pursuant to which the Company has agreed to purchase an aggregate of 123,712 shares of the Trust's 8.10% Trust Common Securities (liquidation amount $25 per trust common security) (the "COMMON SECURITIES"). In connection with the issue and sale of the Preferred Securities and the Common Securities, the Company has entered into a Preferred Securities Guarantee Agreement, dated as of January 31, 2002 (the "PREFERRED SECURITIES GUARANTEE AGREEMENT"), between the Company and Wilmington Trust Company for the benefit of the holders of the Preferred Securities, and a Common Securities Guarantee Agreement, dated as of January 31, 2002 (the "COMMON SECURITIES GUARANTEE AGREEMENT" and, together with the Preferred Securities



                                     A-1-1

Guarantee Agreement, the "GUARANTEE AGREEMENTS"), for the benefit of the holders of the Common Securities. The Company has agreed to borrow the proceeds from the issuance and sale of the Preferred Securities and the Common Securities and in exchange therefor to issue and sell $103,092,800 aggregate principal amount (the amount being the aggregate stated liquidation amount of the Preferred Securities and the Common Securities) of the Company's 8.10% Junior Subordinated Deferrable Interest Debentures due January 15, 2032 (the "DEBENTURES"). This opinion is rendered at the request of the Company and the Trust pursuant to Section 5(b)(i) of the Underwriting Agreement. Except as otherwise defined herein, capitalized terms used in this opinion letter are defined as set forth in the Underwriting Agreement.

In rendering this opinion, we have examined originals or copies of the following:

(a) the Restated Certificate of Incorporation of the Company filed November 9, 2000, certified as of a recent date by the Secretary of State of the State of Delaware (the "CERTIFICATE OF INCORPORATION");

(b) the By-Laws of the Company, as amended to February 7, 2001 (the "BY-LAWS"), certified to be effective on the date hereof by the Assistant Secretary of the Company in a Secretary's Certificate, dated the date hereof (the "SECRETARY'S CERTIFICATE");

(c) a certificate with respect to the good standing of the Company in the State of Delaware, certified as of a recent date by the Secretary of State of the State of Delaware;

(d) resolutions of the Board of Directors and the Offering Committee of the Board of Directors of the Company authorizing the execution, delivery and performance of the Underwriting Agreement and all other instruments and agreements entered into in connection with the transactions contemplated thereby, certified to be effective on the date hereof by the Assistant Secretary of the Company in the Secretary's Certificate;

(e) the Restated Certificate of Trust of the Trust, dated as of June 30, 1998, as filed in the office of the Secretary of State of the State of Delaware on July 1, 1998, certified as of a recent date by the Secretary of State of the State of Delaware (the "CERTIFICATE OF TRUST");

(f) the Declaration, certified to be effective on the date hereof by a Regular Trustee of the Trust in a Trustee's Certificate, dated the date hereof (the "TRUSTEE'S CERTIFICATE");

(g) a certificate with respect to the good standing of the Trust in the State of Delaware, certified as of a recent date by the Secretary of State of the State of Delaware;

(h)      (i)      the Underwriting Agreement;

         (ii) the Preferred Securities Guarantee Agreement and the Common Securities Guarantee Agreement;

         (iii) the Indenture, dated as of August 1, 1995 (the "BASE INDENTURE"), between the Company and JPMorgan Chase Bank, as successor to The Chase Manhattan Bank, N.A., as trustee (the "DEBENTURE TRUSTEE"), and the Fourth Supplemental



                                     A-1-2

                  Indenture, dated as of January 31, 2002 (the "SUPPLEMENTAL INDENTURE" and, together with the Base Indenture, the "INDENTURE" and, collectively with the Underwriting Agreement, the Guarantee Agreements, the Preferred Securities and the Common Securities, the "FINANCING AGREEMENTS"), between the Company and the Debenture Trustee; and

         (iv) the form of the Preferred Securities, the form of the Common Securities and the form of the Debentures;

(i) the Registration Statements on Form S-3 (Nos. 333-58491 and 333-82707) filed by the Company and the Trust with the Securities and Exchange Commission (the "Commission") under the 1933 Act (together, the "REGISTRATION STATEMENT") and the prospectus included in the Registration Statement, as supplemented to reflect the terms of the Preferred Securities and the terms of the offering of the Preferred Securities pursuant to the Underwriting Agreement, as filed with the Commission (the "Prospectus");

(j)      (i)      the Secretary's Certificate;

         (ii)     the Trustee's Certificate;

         (iii) an Officers' Certificate of Kipp D. Orme, Vice President--Finance and Chief Financial Officer of the Company and Eric R. Jacobsen, Vice President, General Counsel, Chief Legal Officer and Assistant Secretary of the Company, dated the date hereof (the "OFFICERS' CERTIFICATE"), delivered to the Underwriters on the date hereof pursuant to Section 5(f) of the Underwriting Agreement;

         (iv) a Regular Trustee's Certificate of the Regular Trustee of the Trust, dated the date hereof (the "REGULAR TRUSTEE'S CERTIFICATE"), delivered to the Underwriters on the date hereof pursuant to Section 5(f) of the Underwriting Agreement;

         (v) an Incumbency Certificate of the Company, dated the date hereof (the "COMPANY INCUMBENCY CERTIFICATE"), delivered to the Underwriters on the date hereof; and

         (iv) an Incumbency Certificate of the Trust, dated the date hereof (the "TRUST INCUMBENCY CERTIFICATE" and, collectively with the Secretary's Certificate, the Trustee's Certificate, the Officers' Certificate, the Regular Trustee's Certificate and the Company Incumbency Certificate, the "CERTIFICATES"), delivered to the Underwriters on the date hereof;

(k) the orders of the Federal Energy Regulatory Commission (the "FERC") issued on June 15, 2000 in Docket Nos. ES00-35-000 and ES00-35-001 and on May 7, 2001 in Docket No. ES01-28-000; and

(l) such other documents and records as we have deemed necessary for purposes of this opinion.



                                     A-1-3

In rendering this opinion we have made the following assumptions, each without any investigation or independent verification, except as otherwise noted, and our opinion is subject to the qualifications set forth below.

Insofar as the opinions expressed in paragraphs 1, 2 and 5 below relate to the Trust or the Trustees or matters which are governed by the Delaware Business Trust Act, we have relied with your permission solely upon the opinion of Richards, Layton & Finger, P.A., a copy of which is attached hereto, without any independent investigation by us in accordance with the Legal Opinion Accord of the American Bar Association.

We have assumed the genuineness of all signatures, the authenticity and completeness of all documents, certificates and instruments submitted to us as originals, the conformity with the originals of all documents, certificates and instruments submitted to us as copies, the authenticity and completeness of such underlying originals and the legal capacity of all individuals executing such documents, certificates and instruments.

We have assumed that there are no oral modifications or written agreements or understandings which limit, modify or otherwise alter the terms, provisions, and conditions of, or relate to, the transactions contemplated by the Financing Agreements.

As to matters of fact relevant or material to this opinion, we have relied without independent investigation on, and assumed the accuracy and completeness of, the Certificates and the representations and warranties of each party made in the Financing Agreements. We have not made an investigation as to, and have not independently verified, the facts underlying the matters covered by the Certificates or such representations and warranties.

The phrases "to our knowledge," "known to us" and the like mean to the current actual knowledge of the attorneys of this Firm who have actively and directly participated in the negotiation and closing of, and who devoted substantive attention to, the transactions contemplated by the Financing Agreements. Where matters are stated to be "to our knowledge," "known to us" or the like, our investigations consisted only of an inquiry of the officers of the Company and the Trustees of the Trust, the results of which are reflected in the Certificates, and a review of the Financing Agreements, and known to us by virtue of our representation of the Company and the Trust with respect to the transactions contemplated by the Financing Agreements. We have not made any investigation of other attorneys of this Firm, of our files or as to the facts underlying the matters covered by the Certificates or the Financing Agreements.

We also have assumed (a) the due authorization, execution, acknowledgement as indicated thereon and delivery of documents recited herein or delivered at the closing (including the Financing Agreements) by each party thereto (other than the Company and the Trust), that each party (other than the Company and the Trust) has taken all other acts necessary for the performance of its obligations under the Financing Agreements, and the validity, binding effect and enforceability thereof, against each party thereto other than the Company and the Trust, (b) that, with respect to all parties (other than the Company and the Trust), each party is validly existing and has full power, authority and legal right to execute and deliver the Financing Agreements to which it is a party and to carry out the transactions contemplated thereunder, and that each is duly qualified and in good standing in each jurisdiction where qualification is




                                     A-1-4
required to the extent that any of the opinions expressed herein would be affected by the failure to so qualify and (c) that each party (other than the Company and the Trust), has complied with any order, rule, regulation or law which may be applicable to such party with regard to any aspect of the transactions contemplated by the Financing Agreements to the extent that any of the opinions expressed herein would be affected by the failure to so comply.

Statements in this opinion as to the validity, binding effect and enforceability are subject to the following qualifications (a) they are limited by applicable bankruptcy, insolvency, reorganization, fraudulent conveyance and transfer, moratorium or other laws now or hereafter in effect relating to or affecting the rights or remedies of creditors generally and by general principles of equity (whether applied in a proceeding at law or in equity) including, without limitation, standards of materiality, good faith and reasonableness in the interpretation and enforcement of contracts, and the application of such principles to limit the availability of equitable remedies such as specific performance and (b) with reference to, but without limiting in any way, qualification (a) above, provisions indemnifying a party against liability for its own wrongful or negligent acts or otherwise in cases where indemnification could be considered contrary to public policy (including, without limitation, under federal and state securities laws and regulations as interpreted by applicable governmental authorities), provisions waiving defenses or other rights and provisions to the effect that terms of the documents may not be waived or modified except in writing, are or may be unenforceable in whole or in part under applicable law; however, subject to the other qualifications stated herein, such unenforceability will not, in our opinion, make the remedies afforded by the Underwriting Agreement, the Guarantee Agreements, the Declaration, the Indenture and the Debentures, taken as a whole, inadequate for the practical realization of remedies upon a default by the Company or the Trust.

We are members of the Bar of the State of New York and our opinions herein are limited to the laws of the State of New York, the General Corporation Law of the State of Delaware (based solely on our review of a standard compilation of such law) and the federal law of the United States, and we do not express any opinion as to the laws of any other state or jurisdiction. No opinion is expressed as to choice of law provisions contained in the Financing Agreements. No opinion is expressed as to the effect that the law of any other jurisdiction might have upon the subject matter of the opinions expressed herein under conflicts of laws principles or otherwise. We express no opinion as to any county, municipal, city, town or village ordinance, rule or regulation. Except for the opinions in paragraphs 8, 10, 11 and 13 hereof, we express no opinion herein with respect to the application of or compliance with any federal or state securities or blue sky laws or regulations (including, without limitation, any filing or notice requirements thereunder), and for purposes of this opinion have assumed compliance by all parties with such laws and regulations.

We express no opinion except as expressly set forth in the numbered paragraphs below and no opinions shall be implied. We express no opinion as to environmental laws, antitrust or unfair competition laws or the law of fiduciary duty, or the rules and regulations promulgated thereunder. We disclaim any obligation to update any of the opinions expressed herein for events (including changes of law or fact) occurring after the date hereof.

Based upon and subject to the assumptions, exceptions, qualifications and limitations set forth herein, we are of the opinion that:



                                     A-1-5

1. The Preferred Securities have been duly authorized by the Declaration and, when issued, executed, authenticated, delivered and paid for in accordance with the Declaration and the Underwriting Agreement, will be validly issued, fully paid and, subject to the qualification set forth below, non-assessable undivided beneficial interests in the assets of the Trust. Under the Declaration and the Delaware Business Trust Act, each holder of Preferred Securities, in such capacity, will be entitled to the same limitation on personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware; provided, however, we express no opinion with respect to the liability of any holder of Preferred Securities who is, was or may become a named Trustee of the Trust. Notwithstanding the foregoing, we note that, pursuant to the Declaration, holders of Preferred Securities may be obligated to make payments or provide indemnity or security under the circumstances set forth therein.

2. Under the Declaration and the Delaware Business Trust Act, the execution and the delivery by the Trust of the Underwriting Agreement, have been duly authorized by all requisite trust action on the part of the Trust.

3. The Underwriting Agreement has been duly authorized, executed and delivered by the Company.

4. The Guarantee Agreements have been duly authorized, executed and delivered by the Company and are valid and binding obligations of the Company, enforceable against the Company in accordance with their terms.

5. The Declaration has been duly authorized, executed and delivered by the Company and constitutes a legal valid and binding obligation of the Company and each of the Trustees, and is enforceable against the Company and each of the Trustees in accordance with its terms.

6. The Indenture has been duly authorized, executed and delivered by the Company and constitutes a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms.

7. The Debentures have been duly authorized and executed by the Company and, when the Debentures have been duly authenticated by the Debenture Trustee in accordance with the provisions of the Indenture and delivered against payment of the purchase price as described in the Prospectus, the Debentures will constitute valid and binding obligations of the Company entitled to the benefits of the Indenture and enforceable against the Company in accordance with their terms.

8. The Indenture, the Preferred Securities Guarantee Agreement and the Declaration have each been duly qualified under the 1939 Act.

9. The execution, delivery and performance of the Underwriting Agreement, the Declaration, the Indenture and the Guarantee Agreements and compliance by the Company with its obligations thereunder do not and will not, whether with or without the giving of notice or lapse of time or both, (a) violate or result in the violation of the Certificate of Incorporation or By-Laws of the Company existing on the date hereof or


                                     A-1-6

         (b) violate or result in the violation of any applicable law, statute, rule, regulation, judgment, writ, order or decree known to us of either the federal or New York government or any government instrumentality thereof existing on the date hereof and having jurisdiction over the Company or any of its properties or assets of which we are aware (other than state securities or blue sky laws, as to which we express no opinion and other than federal securities laws, as to which we express no opinion in this paragraph).

10. Based upon the oral advice of the Commission, the Registration Statement has been declared effective under the 1933 Act; any required filing of the Prospectus pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b); and we are not aware, after due inquiry, of any stop order suspending the effectiveness of the Registration Statement and, to our knowledge, no proceedings for that purpose have been initiated or are pending or overtly threatened by the Commission.

11. The Registration Statement, the Prospectus, and each amendment or supplement to the Registration Statement and the Prospectus (excluding the documents incorporated by reference in each of the foregoing), as of their respective effective or issue dates (except for the financial statements, notes and schedules thereto, the other financial, accounting and statistical data derived from the internal financial records of the Company included or incorporated by reference therein or omitted therefrom and Exhibit 25 to the Registration Statement, as to which it is understood we express no opinion) comply as to form in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations.

12. The statements set forth in the Prospectus under the captions "Description of the Trust Preferred Securities," "Description of the Subordinated Debentures," "Description of the Preferred Securities Guarantee," "Description of the Trusts' Preferred Securities," "Description of the Guarantees" and "Relationship Among the Preferred Securities, the Subordinated Debt Securities and the Guarantees," the information relating to the Subordinated Debt Securities (as defined in the Prospectus) under the caption "Description of Debt Securities" (other than the information described under "Description of Debt Securities--Option to Accelerate Maturity Date") and the information contained under Item 15 in the Registration Statement insofar as they purport to constitute a summary of matters of law, legal matters or the By-Laws, are correct summaries in all material respects.

13. Neither the Company nor the Trust is, and upon the issuance and sale of the Preferred Securities as herein contemplated and the application of the net proceeds therefrom as described in the Prospectus neither will be, required to be registered under the Investment Company Act of 1940, as amended.

14. The FERC has issued appropriate authorizations with respect to the issuance of the Guarantees and the Debentures in accordance with the Indenture, the Preferred Securities Guarantee Agreement and the Common Securities Guarantee Agreement; to our knowledge, after due inquiry, such authorizations are in full force and effect and the issuance of the Guarantees and the Debentures are in conformity with the terms of such authorizations, and no other authorization, approval or consent, or other action by or



                                     A-1-7
         filing with any New York or federal governmental authority or agency or, to our knowledge, any New York or federal court, not already obtained, is legally required for the issuance and sale of the Securities as contemplated by the Financing Agreements, except such as may have been obtained under the 1933 Act, the 1934 Act, the 1939 Act and such as may be required under state securities or blue sky laws (as to which we express no opinion).

We have participated in conferences with directors, officers and other representatives of the Company, the Trustees and other representatives of the Trust, representatives of the independent public accountants for the Company and the Trust, representatives of the Underwriters and representatives of counsel for the Underwriters, at which conferences the contents of the Registration Statement and the Prospectus and related matters were discussed. Although we have reviewed the documents incorporated by reference in the Registration Statement and the Prospectus, we did not participate in their preparation. In addition, we did not undertake to determine or verify independently and, therefore, are not passing upon and do not assume any responsibility, explicitly or implicitly, for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus (except to the extent specified in paragraph 12 above). Based upon and subject to the foregoing, no facts have come to our attention that have caused us to believe that, the Registration Statement, on the effective date thereof, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements contained therein not misleading or that the Prospectus, on the date thereof or on the date hereof, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading (it being understood that we express no view with respect to the financial statements, notes and schedules thereto, the other financial, accounting and statistical data derived from the internal financial records of the Company included or incorporated by reference therein or omitted therefrom and Exhibit 25 to the Registration Statement).

The opinions and views expressed herein are solely for the information of the addressees in connection with the transactions contemplated by the Financing Agreements, and may not be relied upon in any other context or by any other person, firm or entity, or relied upon or quoted in whole or part or otherwise referred to for any other purpose, nor is it to be delivered to, filed with, or furnished or disclosed to any governmental agency or other person, firm or entity without our prior express written consent.

Sincerely,





                                     A-1-8

                                                                     Exhibit A-2


               [Paul, Hastings, Janofsky & Walker LLP Letterhead]


January 31, 2002

Morgan Stanley & Co. Incorporated,
Merrill Lynch & Co.,
Merrill Lynch, Pierce, Fenner & Smith Incorporated and
Salomon Smith Barney Inc.,
         as Representatives of the several Underwriters named in
         Schedule A to the Underwriting Agreement described herein, c/o Morgan Stanley & Co. Incorporated
1585 Broadway
New York, New York  10036


Re: NorthWestern Corporation - 8.10% Trust Preferred Securities of NorthWestern Capital Financing III

Ladies and Gentlemen:

We have acted as special tax counsel to NorthWestern Corporation, a Delaware corporation (the "COMPANY"), and NorthWestern Capital Financing II, a Delaware statutory business trust (the "TRUST"), with respect to the preparation of, and the consummation of the transactions contemplated by, the Underwriting Agreement (the "UNDERWRITING AGREEMENT"), dated as of January 24, 2002, among the Company, the Trust and Morgan Stanley & Co. Incorporated, Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Salomon Smith Barney Inc., as Representatives of the several Underwriters named in Schedule A thereto (collectively, the "UNDERWRITERS"), with respect to the issue and sale by the Trust and the purchase by the Underwriters of an aggregate of 4,000,000 shares of the Trust's 8.10% Trust Preferred Securities (liquidation amount $25 per trust preferred security) (the "PREFERRED Securities"). In connection with the issue and sale by the Trust of the Preferred Securities, the Company has entered into an Amended and Restated Declaration of Trust of the Trust, dated as of January 31, 2002 (including Annex I and Annex II thereto, the "DECLARATION"), among the Company, as depositor, the trustees of the Trust named therein (the "TRUSTEES") and the holders, from time to time, of beneficial interests in the assets of the Trust, pursuant to which the Company has agreed to purchase an aggregate of 123,712 shares of the Trust's 8.10% Trust Common Securities (liquidation amount $25 per trust common security) (the "COMMON SECURITIES"). In connection with the issue and sale of the Preferred Securities and the Common Securities, the Company has entered into a Preferred Securities Guarantee Agreement, dated as of January 31, 2002 (the "PREFERRED SECURITIES GUARANTEE AGREEMENT"), between the Company and Wilmington Trust Company for the benefit of the holders of the Preferred Securities, and a Common Securities Guarantee Agreement, dated as of January 31, 2002 (the "COMMON SECURITIES GUARANTEE AGREEMENT" and, together with the Preferred Securities Guarantee Agreement, the "GUARANTEE AGREEMENTS"), for the benefit of the holders of the




                                     A-2-1

Common Securities. The Company has agreed to borrow the proceeds from the issuance and sale of the Preferred Securities and the Common Securities and in exchange therefor to issue and sell $103,092,800 aggregate principal amount (the amount being the aggregate stated liquidation amount of the Preferred Securities and the Common Securities) of the Company's 8.10% Junior Subordinated Deferrable Interest Debentures due January 15, 2032 (the "DEBENTURES"). This opinion is rendered at the request of the Company and the Trust pursuant to Section 5(b)(i) of the Underwriting Agreement. Except as otherwise defined herein, capitalized terms used in this opinion letter are defined as set forth in the Underwriting Agreement..

In rendering this opinion, we have examined originals or copies of the following:

(a) the Restated Certificate of Trust of the Trust, dated as of June 30, 1998, as filed in the office of the Secretary of State of the State of Delaware on July 1, 1998, certified as of a recent date by the Secretary of State of the State of Delaware (the "CERTIFICATE OF TRUST");

(b) the Declaration, certified to be effective on the date hereof by a Regular Trustee of the Trust in a Trustee's Certificate, dated the date hereof (the "TRUSTEE'S CERTIFICATE");

(c) a certificate with respect to the good standing of the Trust in the State of Delaware, certified as of a recent date by the Secretary of State of the State of Delaware;

(d)      (i)      the Underwriting Agreement;

         (ii) the Preferred Securities Guarantee Agreement and the Common Securities Guarantee Agreement;

         (iii) the Subordinated Debt Securities Indenture, dated as of August 1, 1995 (the "BASE INDENTURE"), between the Company and JPMorgan Chase Bank, as successor to The Chase Manhattan Bank, N.A., as trustee (the "DEBENTURE TRUSTEE"), and the Fourth Supplemental Indenture, dated as of January 31, 2002 (the "SUPPLEMENTAL INDENTURE" and, together with the Base Indenture, the "Indenture" and, collectively with the Underwriting Agreement, the Guarantee Agreements, the Preferred Securities and the Common Securities, the "FINANCING AGREEMENTS"), between the Company and the Debenture Trustee; and

         (iv) the form of the Preferred Securities, the form of the Common Securities and the form of the Debentures;

(e) the Registration Statements on Form S-3 (Nos. 333-58491 and 333-82707) filed by the Company and the Trust with the Securities and Exchange Commission (the "Commission") under the 1933 Act (together, the "REGISTRATION STATEMENT") and the prospectus included in the Registration Statement, as supplemented to reflect the terms of the Preferred Securities and the terms of the offering of the Preferred Securities pursuant to the Underwriting Agreement, as filed with the Commission (the "Prospectus"); and

(f) such other documents and records as we have deemed necessary for purposes of this opinion;



                                     A-2-2

         In our examination, we have assumed that (i) the statements concerning the issuance of the Preferred Securities and Debentures referred to in the Registration Statement and Prospectus are true, correct and complete, (ii) the terms of the documents listed in the preceding paragraph will be complied with,
(iii) the factual representations made to us by the Company in its letter to us dated as of the date hereof and delivered to us for purposes of this opinion (the "Representation Letter") are true, correct and complete and (iv) any factual representations made in the Registration Statements, Prospectus or the Representation Letter "to the best knowledge of" or similarly qualified are true, correct and complete without such qualification.

         Based solely upon the foregoing, we are of the opinion that under current United States federal income tax law:

1. The Debentures will be classified for United States federal income tax purposes as indebtedness of the Company.

2. The Trust will be classified for United States federal income tax purposes as a grantor trust and not as an association subject to tax as a corporation.

3. Although the discussion set forth in the Prospectus under the heading "Certain United States Federal Income Tax Consequences" does not purport to discuss all possible United States federal income tax consequences of the purchase, ownership, and disposition of Preferred Securities, such discussion constitutes, in all material respects, a fair and accurate summary of the United States federal income tax consequences of the purchase, ownership, and disposition of Preferred Securities under current law.

Our opinion is limited to the tax matters specifically covered hereby. Our opinion is based upon current statutory, regulatory and judicial authority, any of which may be changed at any time with retroactive effect. We disclaim any undertaking to advise you of any subsequent changes of the matters stated, represented or assumed herein or any subsequent changes in applicable law, regulations or interpretations thereof. Without our prior written consent, this opinion may not be furnished or quoted to, or relied upon by, any other persons for any purpose.

Very truly yours,







                                     A-2-3

                                                                       Exhibit B


                            [NorthWestern Letterhead]

January 31, 2002

Morgan Stanley & Co. Incorporated,
Merrill Lynch & Co.,
Merrill Lynch, Pierce, Fenner & Smith Incorporated and
Salomon Smith Barney Inc.,
         as Representatives of the several Underwriters named in Schedule A to the Underwriting Agreement described herein,
c/o Morgan Stanley & Co. Incorporated
1585 Broadway

New York, New York 10036


Re: NorthWestern Corporation - 8.10% Trust Preferred Securities of NorthWestern Capital Financing III

Ladies and Gentlemen:

I am the Vice President - Legal Administration of NorthWestern Corporation, a Delaware corporation (the "COMPANY"). In such capacity, I have acted as counsel to the Company and NorthWestern Capital Financing III, a Delaware statutory business trust (the "TRUST"), with respect to the preparation of, and the consummation of the transactions contemplated by, the Underwriting Agreement (the "UNDERWRITING AGREEMENT"), dated as of January 24, 2002, among the Company, the Trust and Morgan Stanley & Co. Incorporated, Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Salomon Smith Barney Inc., as Representatives of the several Underwriters named in Schedule A thereto (collectively, the "UNDERWRITERS"), with respect to the issue and sale by the Trust and the purchase by the Underwriters of an aggregate of 4,000,000 shares of the Trust's 8.10% Trust Preferred Securities (liquidation amount $25 per trust preferred security) (the "PREFERRED SECURITIES"). In connection with the issue and sale by the Trust of the Preferred Securities, the Company has entered into an Amended and Restated Declaration of Trust of the Trust, dated as of January 31, 2002 (including Annex I and Annex II thereto, the "DECLARATION"), among the Company, as depositor, the trustees of the Trust named therein (the "TRUSTEES") and the holders, from time to time, of beneficial interests in the assets of the Trust, pursuant to which the Company has agreed to purchase an aggregate of 123,712 shares of the Trust's 8.10% Trust Common Securities (liquidation amount $25 per trust common security)(the "COMMON SECURITIES"). In connection with the issue and sale of the Preferred Securities and the Common Securities, the Company has entered into a Preferred Securities Guarantee Agreement, dated as of January 31, 2002 (the "PREFERRED SECURITIES GUARANTEE AGREEMENT"), between the Company and Wilmington Trust Company for the benefit of the holders of the Preferred Securities, and a Common Securities Guarantee Agreement, dated as of January 31, 2002 (the "COMMON SECURITIES GUARANTEE AGREEMENT" and, together with the Preferred Securities Guarantee Agreement, the "GUARANTEE

AGREEMENTS"), for the benefit of the holders of the Common Securities. The Company has agreed to borrow the proceeds from the issue and sale of the Preferred Securities and the Common Securities and in exchange therefor to issue and sell $103,092,800 aggregate principal amount (the amount being the aggregate stated liquidation amount of the Preferred Securities and the Common Securities) of the Company's 8.10% Junior Subordinated Deferrable Interest Debentures due January 15, 2032 (the "DEBENTURES"). This opinion is rendered at the request of the Company and the Trust pursuant to Sections 5(b)(ii) of the Underwriting Agreement. Except as otherwise defined herein, capitalized terms used in this opinion letter are defined as set forth in the Underwriting Agreement.

In rendering this opinion, I have examined originals or copies of the following:

(a) the Restated Certificate of Incorporation of the Company filed November 9, 2000, certified as of a recent date by the Secretary of State of the State of Delaware (the "CERTIFICATE OF INCORPORATION");

(b) the By-Laws of the Company, as amended to February 7, 2001 (the "BY-LAWS"), certified to be effective on the date hereof by the Assistant Secretary of the Company in a Secretary's Certificate, dated the date hereof (the "SECRETARY'S CERTIFICATE");

(c) a certificate with respect to the good standing of the Company in the State of Delaware, certified as of a recent date by the Secretary of State of the State of Delaware;

(d) resolutions of the Board of Directors and Offering Committee of the Board of Directors of the Company authorizing the execution, delivery and performance of the Underwriting Agreement and all other instruments and agreements entered into in connection with the transactions contemplated thereby, certified to be effective on the date hereof by the Assistant Secretary of the Company in the Secretary's Certificate;

(e) the Restated Certificate of Trust of the Trust, dated as of June 30, 1998, as filed in the office of the Secretary of State of the State of Delaware on July 1, 1998, certified as of a recent date by the Secretary of State of the State of Delaware (the "CERTIFICATE OF TRUST");

(f) the Declaration, certified to be effective on the date hereof by a Regular Trustee of the Trust in a Trustee's Certificate, dated the date hereof (the "TRUSTEE'S CERTIFICATE");

(g) a certificate with respect to the good standing of the Trust in the State of Delaware, certified as of a recent date by the Secretary of State of the State of Delaware;

(h)      (i)      the Underwriting Agreement;

         (ii) the Preferred Securities Guarantee Agreement and the Common Securities Guarantee Agreement;

         (iii) the Indenture, dated as of August 1, 1995 (the "BASE INDENTURE"), between the Company and JPMorgan Chase Bank, as successor to The Chase Manhattan Bank, N.A., as trustee (the "DEBENTURE TRUSTEE"), and the Fourth Supplemental

                  Indenture, dated as of January 31, 2002 (the "SUPPLEMENTAL INDENTURE" and, together with the Base Indenture, the "INDENTURE" and, collectively with the Underwriting Agreement, the Guarantee Agreements, the Preferred Securities and the Common Securities, the "FINANCING AGREEMENTS"), between the Company and the Debenture Trustee; and

         (iv) the form of the Preferred Securities, the form of the Common Securities and the form of the Debentures;

(i) the Registration Statements on Form S-3 (Nos. 333-58491 and 333-82707) filed by the Company and the Trust with the Commission under the 1933 Act (together, the "REGISTRATION STATEMENT") and the prospectus included in the Registration Statement, as supplemented to reflect the terms of the Preferred Securities and the terms of the offering of the Preferred Securities pursuant to the Underwriting Agreement, as first filed with the SEC (the "PROSPECTUS");

(j)      (i)      the Secretary's Certificate;

         (ii)     the Trustee's Certificate;

         (iii) an Officers' Certificate of Kipp D. Orme, Vice President--Finance and Chief Financial Officer of the Company and Eric R. Jacobsen, Vice President, General Counsel, Chief Legal Officer and Assistant Secretary of the Company, dated the date hereof (the "OFFICERS' CERTIFICATE"), delivered to the Underwriters on the date hereof pursuant to Section 5(f) of the Underwriting Agreement;

         (iv) a Regular Trustee's Certificate of the Regular Trustee of the Trust, dated the date hereof (the "REGULAR TRUSTEE'S CERTIFICATE"), delivered to the Underwriters on the date hereof pursuant to Section 5(f) of the Underwriting Agreement;

         (v) an Incumbency Certificate of the Company, dated the date hereof (the "COMPANY INCUMBENCY CERTIFICATE"), delivered to the Underwriters on the date hereof; and

         (vi) an Incumbency Certificate of the Trust, dated the date hereof (the "TRUST INCUMBENCY CERTIFICATE" and, collectively with the Secretary's Certificate, the Trustee's Certificate, the Officers' Certificate, the Regular Trustee's Certificate and the Company Incumbency Certificate, the "CERTIFICATES"), delivered to the Underwriters on the date hereof;

(k) the orders of the Federal Energy Regulatory Commission (the "FERC") issued on June 15, 2000 in Docket Nos. ES00-35-000 and ES00-35-001 and on May 7, 2001 in Docket No. ES01-28-000; and

(l) such other documents and records as I have deemed necessary for purposes of this opinion.

In rendering this opinion I have made the following assumptions, each without any investigation or independent verification, except as otherwise noted, and my opinion is subject to the qualifications set forth below.

I have assumed the genuineness of all signatures, the authenticity and completeness of all documents, certificates and instruments submitted to me as originals, the conformity with the originals of all documents, certificates and instruments submitted to me as copies, the authenticity and completeness of such underlying originals and the legal capacity of all individuals executing such documents, certificates and instruments.

I have assumed that there are no oral modifications or written agreements or understandings which limit, modify or otherwise alter the terms, provisions, and conditions of, or relate to, the transactions contemplated by the Financing Agreements.

As to matters of fact relevant or material to this opinion, I have relied without independent investigation on, and assumed the accuracy and completeness of, the Certificates and the representations and warranties of each party made in the Financing Agreements. I have not made an investigation as to, and have not independently verified, the facts underlying the matters covered by the Certificates or such representations and warranties.

The phrases "to my knowledge," "known to me" and the like mean to my current actual knowledge and the current actual knowledge of members of my staff who have actively and directly participated in the negotiation and closing of, and who devoted substantive attention to, the transactions contemplated by the Financing Agreements. Where matters are stated to be "to my knowledge," "known to me" or the like, my investigations consisted only of an inquiry of the officers of the Company and the Trustees of the Trust, the results of which are reflected in the Certificates, and a review of the Financing Agreements, and known to me in my capacity as Vice President - Legal Administration of the Company and by virtue of my representation of the Company and the Trust with respect to the transactions contemplated by the Financing Agreements. I have not made any investigation of other employees of the Company or the Trustees of the Trust, of the Company's or the Trust's files or as to the facts underlying the matters covered by the Certificates or the Financing Agreements.

I am a member of the Bar of the States of South Dakota and Nebraska, and my opinions herein are limited to the laws of those States, the General Corporation Law of the State of Delaware (based solely on my review of a standard compilation of such laws) and the federal law of the United States, and I do not express any opinion as to the laws of any other state or jurisdiction. No opinion is expressed as to the effect that the law of any other jurisdiction might have upon the subject matter of the opinions expressed herein under conflicts of laws principles or otherwise. I express no opinion as to any county, municipal, city, town or village ordinance, rule or regulation. Except for my opinion in paragraph 13 hereof, I express no opinion herein with respect to the application of or compliance with any federal or state securities or blue sky laws or regulations (including, without limitation, any filing or notice requirements thereunder), and for purposes of this opinion have assumed compliance by all parties with such laws and regulations.

I express no opinion except as expressly set forth in the numbered paragraphs below and no opinions shall be implied. I express no opinion as to environmental laws, antitrust or unfair competition laws or the law of fiduciary duty, or the rules and regulations promulgated thereunder. I disclaim any obligation to update any of the opinions expressed herein for events (including changes of law or fact) occurring after the date hereof.

Based upon and subject to the assumptions, exceptions, qualifications and limitations set forth herein, I am of the opinion that:

1. The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the state of Delaware.

2. The Company has all requisite corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and to enter into and perform its obligations under the Underwriting Agreement, the Declaration, the Indenture and the Guarantee Agreements.

3. The Company is authorized as a domesticated foreign corporation to transact business, and is in good standing, in the State of Nebraska and is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect.

4. The authorized, issued and outstanding capital stock of the Company is as set forth in the Prospectus in the column entitled "Actual" under the caption "Capitalization" (except for the Company's issuance of 3.68 million shares of common stock in October 2001 and subsequent issuances, if any, pursuant to the Underwriting Agreement, pursuant to reservations, agreements or employee benefit plans referred to in the Prospectus or pursuant to the exercise of convertible securities or options referred to in the Prospectus).

5. Each Subsidiary has been duly organized or formed and is validly existing as a corporation or a limited partnership, as the case may be, in good standing under the laws of its jurisdiction of incorporation or organization, has corporate or partnership power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and is duly qualified as a foreign corporation or limited partnership to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect.

6. Except as otherwise disclosed in the Registration Statement, all of the issued and outstanding shares of capital stock or partnership interests, as the case may be, of each Subsidiary have been duly authorized and validly issued, are fully paid and non-assessable and, based solely on a review of the limited partnership agreement of CornerStone, the stock ledger of each of the other Subsidiaries and the Certificates, to my knowledge, all of the capital stock or limited partnership interests, as the case may be, of each Subsidiary owned by the Company, directly or through subsidiaries, is owned free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity. None of the outstanding shares of capital stock or partnership interests of any Subsidiary was issued in violation of the preemptive or similar rights of any security holder of such Subsidiary.

7. To my knowledge, neither the Company nor any Subsidiary is in violation of its charter or by-laws and no default by the Company or any Subsidiary exists in the due performance or observance of any material obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other agreement or instrument that is described or referred to in the Registration Statement or the Prospectus or filed or incorporated by reference as an exhibit to the Registration Statement.

8. The execution, delivery and performance of the Underwriting Agreement, the Declaration of Trust, the Indenture and the Guarantee Agreements and the consummation of the transactions contemplated thereunder and in the Registration Statement (including the issuance and sale of the Securities and the use of the proceeds from the sale of the Securities as described in the Prospectus under the caption "Use Of Proceeds") and compliance by the Company with its obligations thereunder do not and will not, whether with or without the giving of notice or lapse of time or both, violate or constitute a breach of, or default or Repayment Event (as defined in Section 1(a)(xvii) of the Underwriting Agreement) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any Subsidiary pursuant to, any material contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or any other agreement or instrument, known to me, to which the Company or any Subsidiary is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company or any Subsidiary is subject (except for such violations, breaches or defaults or Repayment Events or liens, charges or encumbrances that would not have a Material Adverse Effect).

9. The FERC has issued appropriate authorizations with respect to the issuance of the Guarantees and the Debentures in accordance with the Indenture, the Preferred Securities Guarantee Agreement and the Common Securities Guarantee Agreement; to my knowledge, after due inquiry, such authorizations are in full force and effect and the issuance of the Guarantees and the Debentures are in conformity with the terms of such authorizations; and no other authorization, approval or consent or other action by or filing with any South Dakota, Nebraska or federal governmental authority or agency or, to my knowledge, any South Dakota, Nebraska or federal court, not already obtained, is legally required for the issuance and sale of the Securities as contemplated by the Financing Agreements, except such as may have been obtained under the 1933 Act, the 1934 Act, the 1939 Act and such as may be required under state securities or blue sky laws (as to which I express no opinion).

10. Except as disclosed in the Registration Statement, to my knowledge, there is not pending or overtly threatened any action, suit, proceeding, inquiry or investigation, to which the Company or any

         Subsidiary is a party, or to which the property of the Company or any Subsidiary is subject, before or brought by any court or governmental agency or body, domestic or foreign, which would result in a Material Adverse Effect, or which would materially and adversely affect the ability of the Company to consummate the transactions contemplated by the Underwriting Agreement.

11. To my knowledge, there are no statutes or regulations that are required to be described in the Prospectus that are not described as required.

12. To my knowledge, there are no material franchises, contracts, indentures, mortgages, loan agreements, notes, leases or other instruments required to be described or referred to in the Registration Statement or to be filed as exhibits thereto other than those described or referred to therein or filed or incorporated by reference as exhibits thereto, and insofar as any descriptions of such material franchises, contracts, indentures, mortgages, loan agreements, notes, leases or other instruments purport to constitute a summary of the terms thereof, such summaries are correct in all material respects.

13. The documents incorporated by reference in the Prospectus (except for the financial statements, notes and schedules thereto, the other financial, accounting and statistical data derived from the internal financial records of the Company included or incorporated by reference therein or omitted therefrom and Exhibit 25 to the Registration Statement, as to which it is understood I express no opinion), when they were filed with the Commission, complied as to form in all material respects with the requirements of the 1933 Act or the 1934 Act, as applicable, and the rules and regulations of the Commission thereunder.

I have participated in conferences with directors, officers and other representatives of the Company, the trustees and other representatives of the Trust, representatives of the independent public accountants for the Company and the Trust, representatives of the Underwriters and representatives of counsel for the Underwriters, at which conferences the contents of the Registration Statement and the Prospectus and related matters were discussed and, although I did not undertake to determine or verify independently and, therefore, am not passing upon and do not assume any responsibility, explicitly or implicitly, for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus (except to the extent specified in paragraph 12 above), no facts have come to my attention that have caused me to believe that, the Registration Statement on the effective date thereof, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements contained therein not misleading or that the Prospectus, on the date thereof or on the date hereof, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading (it being understood that I express no view with respect to the financial statements, notes and schedules thereto, the other financial, accounting and statistical data derived from the internal financial records of the Company included or incorporated by reference therein or omitted therefrom and Exhibit 25 to the Registration Statement).

The opinions and views expressed herein are solely for the information of the addressee in connection with the transactions contemplated by the Financing Agreements, and is not to be relied upon in any other context or by any other person, firm or entity, or relied upon or quoted in whole or part and not otherwise referred to for any other purpose, nor is it to be delivered to, filed with, or furnished or disclosed to any governmental agency or other person, firm or entity without my prior express written consent.

Sincerely,

                                                                       Exhibit C

                   FORM OF OPINION OF SPECIAL DELAWARE COUNSEL
                     FOR THE TRUST TO BE DELIVERED PURSUANT
                                 TO SECTION 5(c)


         (i) The Trust has been duly formed and is validly existing in good standing as a business trust under the Delaware Act. All filings required under the laws of the State of Delaware with respect to the formation and valid existence of the Trust as a business trust have been made. Under the Declaration and the Delaware Act, the Trust has the requisite business trust power and authority to conduct its business, all as described in the Prospectus.

         (ii) The Declaration constitutes a legal, valid and binding obligation of the Company and each of the Trustees, and is enforceable against the Company and each of the Trustees, in accordance with its terms, except to the extent that enforcement thereof may be limited by (i) bankruptcy, insolvency, moratorium, receivership, reorganization, liquidation, fraudulent conveyance or transfer and other similar laws relating to or affecting the rights and remedies of creditors generally, (ii) principles of equity, including applicable law relating to fiduciary duties (regardless of whether considered and applied in a proceeding in equity or at law), and (iii) the effect of applicable public policy on the enforceability of provisions relating to indemnification or contribution.

         (iii) The Preferred Securities have been duly authorized by the Declaration and, when issued, executed, authenticated, delivered and paid for in accordance with the Declaration and the Purchase Agreement, will be validly issued, fully paid and, subject to the qualifications set forth in paragraph
(iv) below, non-assessable undivided beneficial interests in the assets of the Trust and will entitle the holders of the Preferred Securities to the benefits of the Declaration except to the extent that enforcement of the Declaration may be limited by (i) bankruptcy, insolvency, moratorium, receivership, reorganization, liquidation, fraudulent conveyance or transfer and other similar laws relating to or affecting the rights and remedies of creditors generally,
(ii) principles of equity, including applicable law relating to fiduciary duties (regardless of whether considered and applied in a proceeding in equity or at law), and (iii) the effect of applicable public policy on the enforceability of provisions relating to indemnification or contribution. Under the Delaware Act and the Declaration, the issuance of the Preferred Securities is not subject to any preemptive or other similar rights.

         (iv) Under the Declaration and the Delaware Act, each Preferred Security Holder of the Trust, in such capacity, will be entitled to the same limitation on personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware; provided, however, we express no opinion with respect to the liability of any Preferred Security Holder who is, was or may become a named Trustee of the Trust. Notwithstanding the foregoing, we note that, pursuant to the Declaration, Preferred Security Holders may be obligated to make payments or provide indemnity or security under the circumstances set forth therein.

         (v) The Common Securities have been duly authorized for issuance by the Declaration and, when issued, executed, authenticated, delivered and paid for in accordance with the Declaration and the Common Securities Subscription Agreement, will be validly issued, fully paid undivided beneficial interests in the assets of the Trust and will entitle the holders of the Common Securities to the benefits of the Declaration except to the extent that enforcement of the Declaration may be limited by (i) bankruptcy, insolvency, moratorium, receivership, reorganization, liquidation, fraudulent conveyance or transfer and other similar laws relating to or affecting the rights and remedies of creditors generally, (ii) principles of equity, including applicable law relating to fiduciary duties (regardless of whether considered and applied in a proceeding in equity or at law), and (iii) the effect of applicable public policy on the enforceability of provisions relating to indemnification or contribution. Under the Delaware Act and the Declaration, the issuance of the Preferred Securities is not subject to any preemptive or other similar rights.

         (vi) Under the Declaration and the Delaware Act, the Trust has the requisite business trust power and authority to execute and deliver the Purchase Agreement and to perform its obligations under the Purchase Agreement and to consummate the transactions contemplated thereby. Under the Declaration and the Delaware Act, the execution and delivery by the Trust of the Purchase Agreement, and the performance of its obligations thereunder, have been duly authorized by all requisite trust action on the part of the Trust.

         (vii) We have reviewed the statements made in the Prospectus under the captions "The Trusts" and "NorthWestern Capital Financing III" and, insofar as they contain statements of Delaware law, such statements are fairly presented.

         (viii) No authorization, approval, consent or order of any Delaware court or Delaware governmental authority or Delaware agency is required to be obtained by the Trust solely as a result of the issuance and sale of the Trust Securities.

         (ix) The issuance and sale by the Trust of the Trust Securities, the execution, delivery and performance by the Trust of the Purchase Agreement and the Declaration and compliance by the Trust with its obligations thereunder do not violate (i) any provisions of the Declaration or (ii) any applicable Delaware law or Delaware administrative regulation.



                                       C-2